UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-06136

HOMESTEAD FUNDS, INC.

(Exact name of registrant as specified in charter)

4301 Wilson Boulevard

Arlington, VA 22203

(Address of principal executive office – Zip code)

Danielle Sieverling

Homestead Funds, Inc.

4301 Wilson Boulevard

Arlington, VA 22203

(Name and address of agent for service)

Copies to:

Bryan Chegwidden, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

(Name and addresses of agent for service)

Registrant’s telephone number, including area code: (703) 907-5953

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

Annual Report

December 31, 2016

Our Funds

Daily Income Fund (HDIXX)

Short-Term Government Securities Fund (HOSGX)

Short-Term Bond Fund (HOSBX)

Stock Index Fund (HSTIX)

Value Fund (HOVLX)

Growth Fund (HNASX)

Small-Company Stock Fund (HSCSX)

International Equity Fund (HISIX)

The investment commentaries on the following pages were prepared for each fund by its portfolio manager(s). The views expressed are those of the portfolio manager(s) on January 13, 2017, for each fund as of December 31, 2016. Since that date, those views might have changed. The opinions stated might contain forward-looking statements and discuss the impact of domestic and foreign markets, industry and economic trends, and governmental regulations on the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

President’s Letter

2016 Annual Report

January 18, 2017

Dear Shareholders:

The past year brought continued signs of improving economic activity in the U.S. and abroad, including further declines in the unemployment rate and slow but steady increases in gross domestic product. After a volatile first quarter, most broad stock indexes trended upward until November when they were propelled dramatically forward with the surprise election of Donald Trump for U.S. president and a Republican majority in both houses of Congress. Stocks nervously fell ahead of the election on signs that polls were tightening, but they jumped within a day of the election results and rallied strongly into year-end.

Though the incoming administration could adopt some protectionist measures, and policy details are not yet known, the prospect of easing regulatory burdens and other pro-business changes were a spark for “animal spirits.” One of the biggest rally drivers was the outlook for lower corporate tax rates. Indeed, S&P 500 companies with high current tax rates, which stand to gain the most if taxes do fall, have outperformed the S&P 500 companies with low current tax rates since the election through mid-January.

Bond yields remained under pressure through midyear, and then moved higher in the second half on expectations for higher inflation. The Federal Reserve kept target rates steady until December, when it announced its second rate hike of the cycle, bringing its target range for the federal funds rate to between 0.50 percent and 0.75 percent. Whether, when and how significantly the Fed raises rates remains data dependent, but Fed officials are currently projecting another 0.75 percent increase over the course of 2017, a reflection of their confidence in the economy’s progress so far and expectations for future improvement.

As you’ll read in the commentary that follows, the portfolio managers at the helm of Homestead’s two bond funds kept the funds’ durations short relative to their benchmarks in an effort to limit the funds’ price sensitivity to rising rates. When interest rates rise, bond prices typically decline. The long-awaited silver lining is that rising rates should boost the income component of the funds’ returns, which over long holding periods is typically the bigger driver of short-term bond fund returns than price appreciation or depreciation.

On the equity side, U.S. stocks as a group led international stocks, and small-cap stock indexes out-performed large-cap indexes. Among sectors, energy stocks generally fared well as oil prices firmed, and financials roared back in the fourth quarter on the outlook for higher interest rates and possibility of relaxed regulation. The health care sector was weighed down by its biotech industry component.

Our biggest concern at present is that the Trump-driven optimism may have captured the big gains already, leaving little on the table for 2017. We believe the outlooks are justifiably optimistic. However, tax and regulatory reforms are time-consuming processes. Perhaps dollars could flow through to infrastructure or defense initiatives more quickly, but there are still budget realities and spending caps to contend with in addition to the practical considerations (e.g., project details, contracts, laborers).

The stock market clearly likes Mr. Trump’s pro-business agenda. But investors will be recalibrating their expectations for lower taxes and an easing of regulatory burdens as details of the new administration’s priorities and policies come into view. Those details will also color the outlook for inflation and interest rates, so there is a great deal of uncertainty at present. We do note that while the prospect of higher interest rates can spur market volatility, stocks have historically taken modest hikes in stride.

We appreciate your continued trust and investment. Please read ahead for more on portfolio managers’ strategies and the impact of their decisions on fund performance.

Sincerely,

Stephen Kaszynski, CFA

Director, President and CEO

Homestead Funds

Stephen Kaszynski, CFA

Director, President and CEO

Daily Income Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, RE Advisers Corporation

Performance

The Daily Income Fund earned an annualized return of 0.01 percent for 2016. The seven-day current annualized yield was 0.01 percent on December 31, 2016, unchanged from June 30, 2016. Interest income for the fund is netted against operating expenses. With interest income still at historic lows despite the Federal Reserve raising the federal funds target rate band to between 0.50 percent and 0.75 percent in December 2016, RE Advisers continued to waive fees and/or reimburse expenses to assist the fund in maintaining a positive yield.

Market Conditions

The U.S. economy continued to improve in 2016 as the year progressed. After unexpectedly soft 1.1 and 1.4 percent increases in gross domestic product (GDP) in the first and second quarters of 2016, respectively, the economy generated a 3.5 percent rise in GDP for the third quarter. At this time, the general consensus among economists is that GDP is expected to have risen at an annual rate of approximately 2.0 percent in the fourth quarter of 2016. Looking ahead to 2017, the Federal Open Market Committee (FOMC, the Fed’s policy-making body) is projecting only a modest uptick in GDP. Forecasting the path of the U.S. economy is inherently difficult as so many unknown variables are in play. And while we believe it’s clear that the new president has a pro-growth orientation, it’s not clear what changes the administration will bring to fiscal policy or what impact that might have on the broader economy.

Although the Fed’s analysis of the data suggests moderate overall economic expansion since mid-2016, specific issues remain. On the positive side, household spending has been rising moderately and the labor market continues to improve. In 2016, we saw continued declines in the unemployment rate (under 5.0 percent in December) and a reduction in the number of claims for unemployment insurance (weekly, initial jobless claims remained below 300,000 all year, and weekly continued claims dropped to less than 2.2 million). However, wage gains were relatively tepid at approximately 2.5 percent, with much of this caused by an acute lack of growth in labor productivity. In our view, an improvement in productivity will be essential to economic growth in general and wage gains in particular. Business fixed investment also remained relatively soft during 2016. Inflation has increased since the beginning of 2016, but it still remained below the FOMC’s long-term objective of 2 percent. However, as past factors such as declines in both energy prices and prices of non-energy imports dissipate and the labor market strengthens, the Fed thinks inflation will rise to 2 percent in the medium term.

Investment Advisor: RE Advisers

Marc Johnston, CFP, ChFC, CAIA Money Market Portfolio Manager BA, General Arts, Villanova University; MBA, Northeastern University

Outlook

After the FOMC revised its target for the federal funds rate to between 0.50 percent and 0.75 percent in December 2016, the question then turned to how many rate hikes seemed likely in 2017 given the new political, and possibly new economic, environment. Forecasts by the Fed after the last rate hike in December 2015 for the number of increases in 2016 were very much overstated, as the Fed appeared to have determined that the market and economic environment only supported one rate hike. Assuming moderate growth in the U.S. economy, continued improvement in labor markets, stability in both financial markets and the global political environment, we believe that 2017 will most likely see a continued normalization of interest rates. However, the timing and size of interest rate increases will remain very much dependent on the data the FOMC analyzes and the stability of the situation at the time. The FOMC has shown itself to be very cautious in its decision-making. We expect that investors in money market funds such as the Daily Income Fund would likely begin to see an income component on their investment once the Fed allows short-term rates to rise to higher levels in the normalization process.

In closing, we’d like to update you on the conversion of the Daily Income Fund to a government money market fund. As noted in previous reports, the Homestead Funds’ board of directors approved the conversion of the fund on June 17, 2015. Since then, the fund’s holdings of commercial paper and corporate bonds were replaced by U.S. government securities. The Daily Income Fund officially transitioned to a government money market fund on September 9, 2016. As such, its principal investment strategy is to invest at least 99.5 percent of its total assets in cash, U.S. government securities and/or repurchase agreements that are fully collateralized in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended.

2	Performance Evaluation

Daily Income Fund

Average Annual Total Returns (periods ended 12/31/16)

	1 YR %	5 YR %	10 YR %
Daily Income Fund	0.01	0.01	0.70

Yield
Annualized 7-day current yield quoted 12/31/16	0.01%

Security Diversification

	% of Total Investments
	as of 12/31/15	as of 12/31/16
U.S. government guaranteed agencies	27.1	59.1
U.S. Treasuries	18.3	22.7
Commercial paper	43.5	—
Corporate bonds	1.5	—
Short-term and other assets	9.6	18.2
Total	100.0%	100.0%

Maturity

	as of 12/31/15	as of 12/31/16
Average Weighted Maturity	44 days	43 days

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. You could lose money by investing in the Daily Income Fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot gurantee it will do so. An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee and/or reimbursed fund expenses during the period shown. Had the advisor not done so, the fund’s total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	3

Short-Term Government Securities Fund

Performance Evaluation  |  Prepared by the Funds’ Investment Advisor, RE Advisers Corporation

Fund Performance

The Short-Term Government Securities Fund returned 0.45 percent for the year ended December 31, 2016, trailing its benchmark index, the BofA Merrill Lynch 1-5 Year U.S. Treasury Index, which returned 1.09 percent.

The fund maintained and benefited from overall lower interest rate exposure as measured by the portfolio’s effective duration relative to the benchmark throughout the period. Additionally, the fund’s exposure to the corporate sector through issuers guaranteed by the Export-Import Bank of the United States provided a significant yield advantage relative to the benchmark, which has no allocation to corporate issuance. However, the yield curve steepened slightly during the period, and the fund’s holdings outside of the benchmark maturity window detracted from performance.

The fund added holdings in the corporate sector utilizing FDIC guaranteed certificates of deposit, Export-Import Bank guaranteed issues and United States Agency for International Development issues. We believe these higher yielding assets provide more potential for higher returns relative to the index.

Market Conditions

The Federal Open Market Committee’s (FOMC), the Federal Reserve’s policy-making committee, announced the first rate increase since the 2008 financial crisis at the end of 2015 and indicated that the pace of future rate increases would be gradual and data dependent. At the beginning of the Fed’s tightening cycle, the “dot plot,” which shows FOMC participants’ expected target for the federal funds rate over the short or long run, put the median estimate for the end of 2016 at 1.375 percent. This implied potentially four 25 basis point rate increases. However, market participants expected only two rate increases, given the U.S. economy’s steady but slow growth rate. In addition to the more modest pace of growth (relative to other expansions), the FOMC lowered its inflation expectations for 2016, projecting that the core personal consumption expenditures index would increase gradually to the FOMC’s longer-run objective of 2 percent by the end of 2018.

During the first quarter of 2016, risk assets remained under pressure as oil prices reached new lows and investors remained anxious about the strength of the Chinese economy. Credit spreads reached a new post-crisis high in February, as investors sought safe-haven assets such as U.S. Treasuries, driving yields down.

Global financial markets remained under the microscope during the second quarter. Non-farm payrolls data for the months of April and May came in softer than economists’ expectations, suggesting the FOMC would remain on the sidelines for longer. In addition, the unexpected result of the U.K. referendum to leave the European Union (Brexit) at the end of June brought shockwaves to the global financial system driving Treasury yields to their 2016 lows.

Optimism returned as global market participants soon realized that any potential ramifications from Brexit would take at least two years to materialize. Additionally, economic data continued to improve, with the pace of job gains increasing.

The fourth quarter was dominated by the surprise election of Donald Trump for U.S. president and a Republican majority in both houses of Congress. The Trump administration proposals for lower corporate taxes, easing regulatory burdens and other pro-business changes lifted investors’ appetite for risk assets. Interest rates continued to climb, boosted by the implications for stronger gross domestic product growth and potential for higher inflation. The FOMC increased the fed funds rate by 25 basis points in December and signaled possible rate hike acceleration in 2017.

Market Outlook

The FOMC’s assessment of the U.S. economy remains constructive. The outlook for inflation remains below its two-percent target, although any potential fiscal stimulus could drive inflation higher. According to its December statement, the FOMC expects three additional rate hikes in 2017, based on a reading of the “dot plot.”

The ability and speed with which the new administration may be able to agree on tax reforms, new trade policies and deregulation are the key variables and drivers to jump-start growth from the 2 percent we have experienced in the past few years to 3—4 percent over time. We continue to maintain the fund’s duration below the benchmark’s as we believe interest rates remain too low and the economy continues to improve.

4	Performance Evaluation

Short-Term Government Securities Fund

Average Annual Total Returns (periods ended 12/31/16)

	1 YR %	5 YR %	10 YR %
Short-Term Government Securities Fund	0.45	0.57	2.08
BofA Merrill Lynch 1-5 Year U.S. Treasury Index	1.09	0.80	2.77

Security Diversification

	% of Total Investments
	as of 12/31/15	as of 12/31/16
Corporate bonds	32.1	38.0
Government-guaranteed agencies	36.7	35.8
U.S. Treasuries	21.2	19.8
Mortgage-backed securities	3.6	3.9
Asset-backed securities	0.2	1.1
Municipal bonds	1.4	—
Short-term and other assets	4.8	1.4
Total	100.0%	100.0%

Maturity

	as of 12/31/15	as of 12/31/16
Average Weighted Maturity	2.18	2.23

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the BofA Merrill Lynch 1-5 Year U.S. Treasury Index made on December 31, 2006.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Security Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee during the period shown. Had the advisor not done so, the fund’s total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	5

Short-Term Bond Fund

Performance Evaluation  |  Prepared by the Funds’ Investment Advisor, RE Advisers Corporation

Fund Performance

The Short-Term Bond Fund had a total return of 1.75 percent in 2016, exceeding its benchmark, the BofA ML 1-5 Year Corporate/Government Index, which returned 1.62 percent. With interest rates rising moderately during the year, the fund benefitted from having both a meaningfully shorter duration and substantial credit exposure relative to the benchmark.

Most of the sectors comprising the fund’s portfolio generated positive total returns during the year, with mortgages being the exception. The strongest relative performers were the corporate and municipal sectors with lower grade credits showing superior performance as the market benefitted from both improved economic prospects and continued robust demand for higher-yielding paper.

Positions were added in all of the fund’s sectors except mortgages and governments. Within the corporate and Yankee sectors, new investments were concentrated in energy, utilities and finance while in the asset-backed sector the focus was on automobile, student and personal loans. In the municipal sector new investments were generally in insured paper and corporate-backed issues.

Market Conditions

The first 10 months of 2016 seemed to be somewhat of a 2015 replay as rates moved lower given economic worries surrounding China, oil prices and the Eurozone, and doubts surrounding Federal Reserve policy moves. While oil’s collapse early in the year took energy- and commodity-related credits to the woodshed, recovery was fairly rapid, aided to a large extent by the European Central Bank’s bond buying program, which was expanded to include corporate issues. The market never accepted the idea of the Fed’s projection of four rate hikes in 2016, and any or all fears of such were obliterated in June with the U.K.’s decision to leave the European Union (Brexit). U.S. Treasury yields reached their 2016 lows in July as Brexit panic reached its peak.

Post-Brexit, domestic growth remained solid enough that serious recession talk quickly faded. One last gasp at panic was the Department of Justice’s (DOJ) announcement of a $14 billion fine for Deutsche Bank, Germany’s largest lender, but bankruptcy fears were short-lived as Deutsche Bank’s capital position and financing ability were understood to be very different than Lehman’s. (Just after the close of this reporting period, DOJ and Deutsche finalized a $7.2 billion settlement.) The relative calm was shattered in November by the election of Donald Trump as president of the United States and an OPEC deal to cut oil production, which included some non-OPEC members. The bond market quickly re-priced itself for stronger growth, higher inflation and potentially a faster pace of Fed interest rate normalization.

Investment Advisor: RE Advisers

Mauricio Agudelo, CFA Fixed Income Portfolio Manager BS, Finance The University of Maryland, Robert H. Smith School of Business

Doug Kern, CFA Senior Fixed Income Portfolio Manager BS, Business Administration; MBA Finance, Pennsylvania State University

While the U.S. economy grew a modest 1.7 percent for the year ended September 30, 2016, labor markets continued to improve with the unemployment rate declining 0.3 percent to 4.7 percent at year-end 2016. Monthly non-farm payrolls gained approximately 180,000 and average hourly earnings were up 0.3 percent to 2.9 percent as of December 2016. The Fed’s preferred inflation measure, the Personal Consumption Expenditure Core Price Index, rose 0.25 percent to 1.65 percent for the year ended November 30, 2016. Progress continues to be made toward the Fed’s goal of full employment and 2 percent inflation.

Outlook

On January 16, 2017, the International Monetary Fund raised economic growth forecasts for the U.S. economy by nearly 0.5% for 2017 and 2018 based on then president-elect Trump’s plan to cut taxes and boost infrastructure spending. This optimism is mirrored by both the stock market’s post-election rally and that of various confidence measures, such as the NFIB Small Business Optimism Index, which reached 105.8 in December, a level last seen in 2004. When coupled with the bond market’s post-election sell off—the five-year Treasury note rose 60 basis points through the end of the year—the markets seem to be expecting stronger growth in 2017.

Our view is that the Fed’s gross domestic product forecast of 2.1 percent for 2017 is likely to be too low, suggesting that the Fed’s prospect of three rate hikes this year could turn into reality, one that we believe the bond market is ill prepared for. Accordingly, we think that keeping the fund’s duration short, relative to the benchmark, continues to be the appropriate strategy.

6	Performance Evaluation

Short-Term Bond Fund

Average Annual Total Returns (periods ended 12/31/16)

	1 YR %	5 YR %	10 YR %
Short-Term Bond Fund	1.75	1.98	3.39
BofA Merrill Lynch 1-5 Year Corp./Gov. Index	1.62	1.39	3.08

Security Diversification

	% of Total Investments
	as of 12/31/15	as of 12/31/16
Corporate bonds	31.6	33.9
Asset-backed securities	24.3	22.6
Municipal bonds	21.8	20.3
Yankee bonds	8.4	13.3
U.S. Government obligations	7.0	5.5
Mortgage-backed securities	3.2	2.6
Short-term and other assets	3.7	1.8
Total	100.0%	100.0%

Maturity

	as of 12/31/15	as of 12/31/16
Average Weighted Maturity	2.11	1.94

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the BofA Merrill Lynch 1-5 Year Corp./Gov. Index made on December 31, 2006.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	7

Stock Index Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, BlackRock Fund Advisors

Index and Fund Performance

For the 12 months ended December 31, 2016, the U.S. large cap market metric and the fund’s benchmark, the S&P 500 Index, gained 11.96 percent and the Stock Index Fund gained 11.33 percent. The S&P 500 Stock Index is a market capitalization-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of industries. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

During the 12-month period, as changes were made to the composition of the S&P 500 Stock Index, the Master Portfolio in which the fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the index.

Market Conditions

The year started with U.S. stock prices falling due to fears of a global economic slowdown, oil prices cratering and terrorist attacks in Istanbul, Jakarta and Pakistan. Domestic equity markets rebounded in the second quarter of 2016, despite increased volatility in June from the Brexit referendum, the U.K.’s vote to leave the European Union.

U.S. equities capitalized on the upward momentum from their second quarter rally, which continued through the second half of the reporting period, driven by a dovish Federal Reserve that kept rates unchanged and stronger-than-expected earnings releases versus analyst expectations. The U.S. economy continued to strengthen into the fourth quarter as seen by strong macro data and a tightening of the U.S. labor market. As such, the Fed’s decision to raise rates by 25 basis points at the end of the reporting period did not come as a big surprise to many.

The U.S. election and the Fed were front and center in 2016. The year started with an increase in volatility as investors prepared for a possible Fed rate increase and weighed probable outcomes of the U.S. election. While many people were shocked by the Trump win, markets did not experience the same type of volatility seen after the Brexit vote, with major U.S. indexes posting solid gains in November.

8	Performance Evaluation

Stock Index Fund

Average Annual Total Returns (periods ended 12/31/16)

	1 YR %	5 YR %	10 YR %
Stock Index Fund	11.33	14.04	6.37
Standard & Poor’s 500 Stock Index	11.96	14.66	6.95

Sector Diversification*

% of Total Net Assets as of 12/31/16
Information technology	19.6
Financials	14.0
Health care	12.9
Consumer discretionary	11.4
Industrials	9.7
Consumer staples	8.9
Energy	7.2
Utilities	3.0
Real estate	2.7
Materials	2.7
Telecommunication services	2.5
Short-term and other assets	5.4
Total	100.0%
Top Ten Equity Holdings*

% of Total Net Assets as of 12/31/16
Apple, Inc.	3.0
Microsoft Corp.	2.4
Exxon Mobil Corp.	1.8
JPMorgan Chase & Co.	1.6
Johnson & Johnson	1.5
Berkshire Hathaway, Inc. (Class B)	1.5
Amazon.com, Inc.	1.5
General Electric Co.	1.4
Facebook, Inc. (Class A)	1.3
AT&T, Inc.	1.3
Total	17.3%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the Standard & Poor’s 500 Stock Index made on December 31, 2006.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

*	Sector diversification and top holdings information is for the S&P 500 Stock Master Portfolio, managed by BlackRock Fund Advisors, the portfolio in which the Stock Index Fund invests all of its investable assets. Please refer to the Appendix for the complete annual report of the S&P 500 Stock Master Portfolio.

Performance Evaluation	9

Value Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, RE Advisers Corporation

Fund Performance

The Value Fund increased 12.26 percent in 2016 and its benchmark index, the S&P 500 Stock Index, increased 11.96 percent. The fund’s outperformance was due primarily to the results in its consumer discretionary, industrials and energy sector holdings.

Beginning on January 1, 2017, the fund’s primary benchmark is the S&P 500 Value Stock Index, which management believes more closely reflects the sectors and type of stocks in which the fund invests than the broader market benchmark S&P 500.

Portfolio Review

Results in consumer discretionary positions contributed to relative results; Genuine Parts Company was the notable outperformer. The stock appreciated in 2016 as investors saw better results from the business due to lower oil prices and efficiency efforts.

The fund’s industrials position was an overweight compared with the benchmark and outpaced both the benchmark’s sector results and that for the overall index. Notable contributors to the results were Parker-Hannifin, Applied Industrial Technology, Southwest Airlines and Johnson Controls (formerly Tyco International).

The fund’s energy position increased 33.5 percent during the year, outpacing the energy sector generally and the overall index return. Primary contributors were Chevron, Baker Hughes, which announced a merger with GE’s oil services subsidiary, and Helmerich & Payne. The refining companies Marathon Petroleum Corporation and Phillips 66 were sold early in the year as we believed they had reached a point of full valuation.

The fund’s information technology position appreciated but did not keep pace with the index’s information technology position or the index overall. Underperformance in the industry categories electronic equipment, instruments and components, and semiconductors and semiconductor equipment detracted from results. Primary contributors were Leidos Holdings, Cisco Systems and Microsoft. The primary detractor was Intel.

New names added to the fund during the year were Alphabet (Class C), Microsoft and LKQ Corporation. Names eliminated were Dean Foods, Dillards (Class A), Marathon Petroleum Corporation, Philips 66, Science Applications International, Questar (acquired by Duke Energy) and WhiteWave Foods Company. WhiteWave received an offer to be purchased by Danone SA.

Outlook

As 2017 begins, markets have been volatile as investors assess what will happen with a new president and with both houses of Congress controlled by the Republican Party, the first time one party has controlled both branches of government since 2009 when the Democrats held both. Uncertainty for the future of health care legislation, tax reform, regulation and immigration are weighing on the markets. On the positive side, the U.S. economy has shown improvement in a variety of areas since the fall of 2016. Manufacturing has strengthened some, with forecasts for a slight acceleration in gross domestic product (GDP) growth in 2017 compared with the past eight years. The Conference Board forecasts 2017 real GDP growth of 2.3 percent.

Oil prices have somewhat stabilized in the low $50 per barrel area, in part as a result of OPEC’s November agreement to limit production. We believe the $50 per barrel price should be high enough for oil and gas exploration and production to improve in the U.S., and hopefully low enough that it aids economic activity over the course of 2017.

Recent Federal Reserve commentary indicates further interest rate increases for 2017. The number and extent of any increases will be predicated on the overall strength of the economy. We believe that rising rates in 2017 would be a reflection of an improving economy. In the past, slowly rising interest rates have been positive for equities as an indicator of an improving business environment. We would expect similar results.

Regardless of the overall economy’s direction, we search for value. Two companies in the portfolio, Bristol-Myers Squibb and Merck, reflect our methodology. Both companies have built significant positions within the immuno-oncology area of cancer treatment. This expanding field includes new therapies that help the human immune system fight cancer and treatment approaches that use the same or similar compounds in combination to treat additional cancers. We expect further efforts and progress at these two companies to continue and to be beneficial to shareholders.

Investment Advisor: RE Advisers

Mark Ashton, CFA Senior Equity Portfolio Manager BS, Finance, University of Utah; MBA, Marketing Research, University of Southern California

Prabha Carpenter, CFA Senior Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University

10	Performance Evaluation

Value Fund

Average Annual Total Returns (periods ended 12/31/16)

	1 YR %	5 YR %	10 YR %
Value Fund	12.26	14.16	6.38
Standard & Poor’s 500 Stock Index	11.96	14.66	6.95

Sector Diversification

% of Total Investments as of 12/31/16
Health care	19.7
Information technology	19.5
Industrials	18.0
Financials	14.2
Energy	10.4
Materials	10.2
Consumer discretionary	4.5
Consumer staples	2.0
Short-term and other assets	1.5
Total	100.0%
Top Ten Equity Holdings

% of Total Investments as of 12/31/16
JPMorgan Chase & Co.	4.7
Intel Corp.	4.5
Southwest Airlines Co.	4.4
Bristol-Myers Squibb Co.	4.4
Dow Chemical Co. (The)	4.3
Cisco Systems, Inc.	4.2
Avery Dennison Corp.	3.8
Pfizer, Inc.	3.8
General Electric Co.	3.7
Chevron Corp.	3.6
Total	41.4%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the Standard & Poor’s 500 Stock Index made on December 31, 2006.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	11

Growth Fund

Performance Evaluation  |  Prepared by the Fund’s Subadvisor, T. Rowe Price Associates

Performance

The Homestead Growth Fund posted a positive 2.54 percent result for the 12-month period but underperformed its benchmark index, the Russell 1000 Growth Index, which returned 7.08 percent. Broadly speaking, stock selection accounted for the majority of underperformance, and sector allocation detracted as well. Health care and information technology were the primary drags on relative performance, while financials, consumer discretionary and real estate contributed positively.

Portfolio Review

Health care was a notable detractor for the period, due to stock choices and a detrimental overweight relative to the benchmark. Underperforming names included Alexion Pharmaceuticals, Valeant Pharmaceuticals International and Allergan. Alexion Pharmaceuticals sold off along with other biotechnology stocks, a trend that was exacerbated when management issued a disappointing outlook as well as announced a negative clinical trial result. The company then delayed its quarterly financial reports and removed its CEO and CFO. In addition to falling in the same biotechnology sell-off, Allergan further declined after its proposed merger with Pfizer was called off due to regulatory concerns. We eliminated our holdings in Valeant Pharmaceuticals International during the first quarter, after the company released new information that undercut our reasons for investing in the firm.

In information technology, our stock holdings also failed to keep pace with their benchmark peers, most notably Salesforce.com and LinkedIn. Our overweight exposure to Salesforce.com hurt as the stock suffered from a lack of clarity about the company’s acquisition strategy after a failed bid to acquire LinkedIn and rumors of interest in acquiring Twitter along with many other potential acquisition targets. LinkedIn issued a disappointing outlook, leading us to eliminate the position early in the year, before Microsoft’s takeover announcement.

Financials boosted relative results, as our stock positioning and overweight allocation proved advantageous. Morgan Stanley and TD Ameritrade Holding were notable outperformers here. Morgan Stanley benefited from a rally in the broader banking industry, as the incoming administration is viewed as likely to reduce regulations, lower corporate taxes and increase interest rates. The firm received a further boost from news that a struggling business segment had begun to find its footing. Tailwinds in the financials sector also benefited our position in the leading brokerage firm TD Ameritrade Holding.

In consumer discretionary, our stock selection also added relative value. Our exposure to Priceline and MGM Resorts International proved particularly beneficial. Online travel agency Priceline continues to post positive results and gain market share from rivals, and it received a further boost from a well-received share buyback program. MGM Resorts International benefited from a recovery in the gambling market in Macau as well as its creation of a new real estate investment trust designed to invest in various properties.

An underweight allocation to real estate, one of the worst performers in the benchmark, boosted relative results as well.

Outlook

We seek to invest in large-cap growth companies that, in our view, are well established in their industries and have the potential for above-average earnings growth. We focus on companies that we believe have leading market positions, seasoned management and strong financial fundamentals. Our investment approach reflects our belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow), combined with a positive industry outlook, ultimately will reward investors with strong investment performance.

We are still assessing the effects that the incoming administration will have on U.S. stocks. On the policy side, we will be closely watching actions by Congress and cabinet appointments to discern the policies and priorities of the new administration. The possibility of a sharp rise in interest rates is another concern for investors. Higher rates could draw assets away from equities while increasing borrowing costs and lowering profits for corporations. At the same time, we do not believe that a moderate increase should pose a threat to equity valuations, because stock prices have historically been able to rise alongside interest rates, particularly when yields have remained below 5 percent (as of the end of December, the yield on the 10-year Treasury note was 2.45 percent).

12	Performance Evaluation

Growth Fund

Average Annual Total Returns (periods ended 12/31/16)

	1 YR %	5 YR %	10 YR %
Growth Fund*	2.54	15.44	9.34
Russell 1000 Growth Index	7.08	14.50	8.33
Standard & Poor’s 500 Stock Index	11.96	14.66	6.95

Sector Diversification

% of Total Investments as of 12/31/16
Information technology	32.0
Consumer discretionary	25.7
Health care	18.5
Industrials	9.4
Financials	8.4
Consumer staples	1.7
Telecommunication services	1.0
Materials	0.8
Real estate	0.6
Short-term and other assets	1.9
Total	100.0%

Top Ten Equity Holdings

% of Total Investments as of 12/31/16
Amazon.com, Inc.	8.3
Priceline Group, Inc. (The)	5.2
Alphabet Inc. (Class A)	4.3
Facebook, Inc. (Class A)	3.9
Visa Inc. (Class A)	3.8
Microsoft Corp.	3.8
Boeing Co. (The)	2.7
Morgan Stanley	2.6
Alphabet Inc. (Class C)	2.4
Unitedhealth Group Inc.	2.4
Total	39.4%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and its benchmark indices made on December 31, 2006.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee and/or reimbursed fund expenses during the period shown. Had the advisor not done so, the fund’s total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

*	Performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy from inception through December 5, 2008, of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Stock Index.

Performance Evaluation	13

Small-Company Stock Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, RE Advisers Corporation

Fund Performance

The fund increased 18.85 percent in 2016, trailing its benchmark index the Russell 2000 Index, which increased 21.31 percent. The fund’s returns in health care, consumer staples and industrials aided results, while the returns in the consumer discretionary and materials sectors detracted from overall results.

Portfolio Review

Health care was a positive for performance in 2016 due to the fund being significantly underweight relative to the benchmark and the fund’s sector position declining much less than the index’s health care position. Nanostring was the main contributor, with the stock increasing 52 percent during the course of 2016.

The fund’s consumer staples stocks appreciated more than the index’s sector position. The primary contributor to the performance was WhiteWave Foods Company. WhiteWave announced it would be acquired by Danone SA. Other contributors were Dean Foods and J.M. Smucker.

The fund had a large position in the industrials sector. The fund’s industrial holdings did not keep pace with the index’s sector position, but the fund’s larger commitment to industrials relative to the index was positive for performance. Contributors included Applied Industrial Technologies, Knight Transportation, Rofin-Sinar Technologies (which was acquired by Coherent) and Huntington Ingalls Industries. Primary detractors were Triumph Group and Dycom Industries.

Consumer discretionary detracted from the fund’s results. The fund’s consumer discretionary position did not appreciate as much as the index’s consumer discretionary position. It was a difficult year for retail, restaurants and distributors. Primary detractors were G-III Apparel Group, BJ’s Restaurants and Francesca’s Holdings. Contributors included Cracker Barrel Old Country Store and Wendy’s.

New names added to the fund during the year included comScore (the result of its acquisition of Rentrak), NCI Building Systems, GCP Applied Technologies, j2 Global, Kinsale Capital Group, National General Holdings, Rowan Companies, Sterling Bancorp, FB Financial Corporation, BB&T (which acquired National Penn Bancshares) and Capital Bank Financial (Class A).

Names eliminated from the fund were American Vanguard, Dean Foods, UMB Financial Corporation, Sally Beauty Holdings, Libbey, Valley National Bancorp, Burke & Herbert Bank & Trust, Regal Beloit, Helmerich & Payne and Brinker International. The fund’s positions in WhiteWave Foods Company, CLARCOR and Neustar were sold prior to the closure of announced acquisitions.

Investment Advisor: RE Advisers

Mark Ashton, CFA Senior Equity Portfolio Manager BS, Finance, University of Utah; MBA, Marketing Research, University of Southern California

Prabha Carpenter, CFA Senior Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University

Outlook

As 2017 commences, our general feeling is that the economy will gradually improve as the year progresses. We believe economic indicators are encouraging in the areas of the industrial economy and for employment and housing. These factors have contributed to forecasts of U.S. gross domestic product to increase at least 2.0 percent or greater in 2017.

Recent news has given small-capitalization stocks the edge in appreciation over larger capitalization companies. Optimism has increased across the economic spectrum following the November elections. We believe this should continue, but investors should expect volatility as new legislation for health care, taxes, regulation and immigration finds its way through Congress early in the year.

Regardless of the economic environment, we continue to search for and uncover what we consider to be attractive investment opportunities. These are businesses that we think have the ability to increase efficiencies and productivity for themselves, as well as their customers. With potential for acceleration in the economy, the environment going forward may be more favorable for our style than during the past two years. While valuations remain somewhat elevated, some of the recent stock price volatility has provided valuations that are more compelling, in our view. We are finding companies with attractive businesses and better prospects for the future that we believe will benefit investors over the longer term.

14	Performance Evaluation

Small-Company Stock Fund

Average Annual Total Returns (periods ended 12/31/16)

	1 YR %	5 YR %	10 YR %
Small-Company Stock Fund	18.85	14.73	9.97
Russell 2000 Index	21.31	14.46	7.07

Sector Diversification

% of Total Investments as of 12/31/16
Industrials	36.0
Financials	19.6
Consumer discretionary	17.6
Information technology	10.4
Materials	6.2
Consumer staples	2.4
Health care	2.3
Energy	1.0
Short-term and other assets	4.5
Total	100.0%

Top Ten Equity Holdings

% of Total Investments as of 12/31/16
Dycom Industries, Inc.	6.9
Knight Transportation, Inc.	3.5
Applied Industrial Technologies, Inc.	3.3
Texas Capital Bancshares, Inc.	3.2
ManTech International Corp. (Class A)	3.2
Cardinal Financial Corp.	2.9
Encore Capital Group, Inc.	2.7
Werner Enterprises, Inc.	2.7
Cracker Barrel Old Country Store, Inc.	2.7
State Bank Financial Corp.	2.5
Total	33.6%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the Russell 2000 Index made on December 31, 2006.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	15

International Equity Fund

Performance Evaluation  |  Prepared by the Fund’s Subadvisor, Harding Loevner LP

Fund Performance

In 2016, the International Equity Fund outperformed its benchmark, the MSCI EAFE Index. The International Equity Fund increased 4.85 percent versus the 1.00 percent return for the index.

Portfolio Review

The fund enjoyed good stock selection in most regions, although the Pacific ex-Japan was dragged down by poor performance from AIA and Australia’s CSL. The biggest relative gains came with Europe ex-EMU, especially from the U.K., where BG Group was acquired by Royal Dutch Shell, and we accepted Shell shares for our stake, which went on to perform strongly in the year. We also gave up our longstanding holding in ARM to a cash takeover by Japan’s Softbank. Our stock selections in Japan benefitted us in comparison to the benchmark’s Japanese holdings. A notable contributor was Misumi Group, a machinery parts distributor. In the Middle East, our position in Check Point Software accounted for the strong regional outperformance relative to the benchmark.

Viewed by sector, we had strong contributions from our large holdings in information technology, especially from hardware (Keyence, Samsung Electronics) and from semiconductors (Taiwan Semiconductor, ARM Holdings). We had strong performing stocks within health care, but squandered those gains by holding too many underperforming health care stocks in what turned out to be the worst performing sector in the year. Our materials stock picks, however, were big laggards of the index’s sector position, which was dominated by cyclical mining and commodity companies rather than our steady performers such as food ingredients supplier Symrise or specialty lubricant maker Fuchs Petrolub, which did not keep pace with the torrid performance of the index’s sector position. On the other hand, our energy holdings outperformed the strong returns of the benchmark’s sector position.

Outlook

At Harding Loevner, we have been concerned about stretched valuations for high-quality, international growth businesses even prior to taking over as subadvisor for the fund in January of 2016. In 2014, we observed that the long period of subpar growth in Europe and Japan and the slowing growth in emerging market economies had driven investors to prefer the most robust businesses over those of lesser quality. In subsequent years, we continued to see stocks of high-quality, fast-growing companies rise faster than their earnings, and we began tuning our strategies in response to these stretched valuations. As a result, capital was reinvested in more moderately priced companies.

It is our tendency to move in incremental steps in managing portfolios, something that our low turnover speaks of, so our changes in 2016 were not wholesale allocation shifts, but more of a whittling away of what we viewed as highly priced stocks and reinvestment into the cheaper companies in our qualified pool of candidates.

Another way to view these shifts is through our changes to economic sector allocations. The most pronounced on these shifts was a reduction in our consumer staples holdings, which declined by a third to end the year at less than 10 percent, below the index. Those sales funded an increase of holdings in what we believe to be more attractively valued but economically riskier sectors, including financials, industrials and energy. Valuations of many consumer staples companies had been bid to historically high levels, given the reliable, long duration cash flows typically manifested in companies in the food, beverage and household products industries, something accorded great value by investors given ultra-low interest rates. Most recently in 2016, we fully exited our long-standing holding in Anheuser-Busch InBev for valuation reasons. We added to a number of smaller industrial companies that were growing fast, and trading at valuations that we believed underestimated their growth potential, including Japan’s Park24 and the U.K.’s BBA Aviation.

As we look ahead, we currently expect to continue to let go of successful, expensive investments and replace them with what we view as other attractive businesses whose shares reflect more modest expectations, while not neglecting to prune stocks of unobjectionable valuation whose business prospects we come to doubt on fundamental grounds.

16	Performance Evaluation

Subadvisor: Harding Loevner LP

Ferrill D. Roll, CFA Co-Lead Portfolio Manager BA, Economics, Stanford University

Alexander T. Walsh, CFA Co-Lead Portfolio Manager BA, North American Studies, McGill University

International Equity Fund

Average Annual Total Returns (periods ended 12/31/16)

	1 YR %	5 YR %	10 YR %
International Equity Fund*	4.85	5.97	0.37
MSCI® EAFE® Index	1.00	6.53	0.75

Country Diversification
% of Total Investments as of 12/31/16
Germany	18.8
Japan	15.6
Britain	12.8
France	10.5
Switzerland	8.0
United States of America	4.6
Sweden	4.3
Hong Kong	3.8
Spain	3.8
Singapore	2.5
Canada	2.2
Israel	1.8
Italy	1.6
Australia	1.5
South Africa	1.4
Republic of South Korea	1.1
Taiwan	0.8
China	0.7
Brazil	0.6

Country Diversification
% of Total Investments as of 12/31/16
Mexico	0.5
Turkey	0.3
India	0.2
Short-term and other assets	2.6
Total	100.0%

Top Ten Equity Holdings
% of Total Investments as of 12/31/16
Dassault Systèmes SA	4.3
Allianz SE REG	4.0
AIA Group Ltd.	3.8
Royal Dutch Shell plc (Class B)	3.8
Bayer AG REG	3.7
WPP plc	3.5
Nestlé SA REG	3.5
Roche Holding AG REG	3.5
SAP SE ADR	3.3
Schlumberger Ltd.	3.1
Total	36.5%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the MSCI® EAFE® Index made on December 31, 2006.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Equity Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee during the period shown. Had the advisor not done so, the fund’s total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

*	Performance information for the International Equity Fund (formerly the International Value Fund) reflects its performance as an actively managed fund subadvised by Mercator Asset Management from December 31, 2006 to September 14, 2015, as a passively managed portfolio directed by SSGA Funds Management, Inc. from September 15, 2015 to January 8, 2016 and, after a transition, as an actively managed fund subadvised by Harding Loevner LP from January 15, 2016 to period end.

Performance Evaluation	17

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2016 and held through December 31, 2016.

Actual Expenses

The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the custodial account fee was included, your costs would have been higher.

18	Expense Example

Expense Example (Continued)

Daily Income Fund[b]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[a]	Annualized Expense Ratio for the Six Month Period Ended December 31, 2016
Actual Return	$1,000.00	$1,000.06	$1.81	0.36%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.41	$1.83	0.36%

Short-Term Government Securities Fund[b]
Actual Return	$1,000.00	$989.45	$3.68	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.73	0.74%

Short-Term Bond Fund
Actual Return	$1,000.00	$1,000.20	$3.87	0.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.92	0.77%

Stock Index Fund[c]
Actual Return	$1,000.00	$1,076.32	$3.22	0.62%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	$3.13	0.62%

Value Fund
Actual Return	$1,000.00	$1,081.86	$3.35	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$3.25	0.64%

Growth Fund[b]
Actual Return	$1,000.00	$1,098.73	$5.01	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.40	$4.82	0.95%

Small-Company Stock Fund
Actual Return	$1,000.00	$1,158.68	$4.99	0.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.55	$4.68	0.93%

International Equity Fund[b]
Actual Return	$1,000.00	$1,019.35	$4.95	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.95	0.98%

a.   The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183, then divided by 366 (to reflect the half-year period).

b.  Reflects fee waiver and expense limitation agreements in effect during the period.

c.   The Stock Index Fund is a feeder fund that invests substantially all of its assets in a Master Portfolio. The example reflects the expenses of both the feeder fund and the Master Portfolio.

Expense Example	19

Regulatory and Shareholder Matters

Proxy Voting Policies and Procedures

The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030. This information is also available on the Securities and Exchange Commission’s website at sec.gov.

Proxy Voting Record

For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available, without charge, upon request by calling 800-258-3030. This information is also available online at homesteadfunds.com and on the Securities and Exchange Commission’s website at sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-Q, semi-annual and annual reports are available on the Commission’s website at sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The most recent quarterly portfolio holdings and semi-annual and annual report also can be accessed on the Funds’ website at homesteadfunds.com.

Principal Risks

You may lose money by investing in the Funds. Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	Asset-Backed and Mortgage-Backed Securities Risk The chance that defaults, or perceived increases in the risk of defaults, on the loans underlying these securities may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity) and extension risk (when rates of repayment of principal are slower than expected) than do other types of fixed income securities. The enforceability of security interests that support these securities may, in some cases, be subject to limitations.

•	Commercial Paper Risk The chance that the value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. Commercial paper consists of short-term unsecured promissory notes issued by companies or other entities in order to finance their current operations. Commercial paper is usually sold on a discount basis with maturities generally up to 270 days. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

•	Concentration Risk The Master Portfolio reserves the right to concentrate its investments (i.e., invest more than 25% of its net assets in securities of issuers in a particular industry) to approximately the same extent that its benchmark index concentrates in a particular industry. To the extent the Master Portfolio concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

•	Corporate Bond Risk The chance that corporate bonds generally having higher interest rates than those of other fixed-income instruments, like certificates of deposit and U.S. Treasury securities, also bear greater risk, as they are backed only by the issuer, and therefore, investments in corporate bonds are subject to issuer risk. Additionally, credit risk is created when the debt issuer fails to pay interest and principal in a timely manner, or negative perceptions of the issuer’s ability to make such payments may cause the price of that debt to decline.

•	Credit Risk The chance that the issuer or guarantor of a fixed-income security, or the counterparty to an over-the-counter transaction (including repurchase agreements), will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations.

•	Currency Risk Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar, adversely affecting the value of the Fund’s investments. Because the Fund’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Fund’s holdings rise.

•	Emerging and Frontier Market Risk Emerging and frontier market securities involve unique risks, such as exposure to economies less diverse and mature than that of the United States or more established foreign markets. Economic or political instability may cause larger price changes in emerging or frontier market securities than in securities of issuers based in more developed foreign countries.

•	Equity Securities Risk Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.

20	Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

•	Financial Services Sector Risk To the extent the Fund invests in securities and other obligations of issuers in the financial services sector, the Fund will be vulnerable to events affecting companies in the financial services industry. Examples of risks affecting the financial services sector include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy and price competition. In addition, financial services companies are often more highly leveraged than other companies, making them inherently riskier.

•	Focused Investment Risk A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	Foreign Risk Foreign securities may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment.

•	Growth Style Risk The chance that returns on stocks within the growth style in which the Fund invests will trail returns of stocks representing other styles or the market overall. Growth stocks can be volatile, as these companies usually invest a high portion of earnings in their business and therefore may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

•	Income Risk The chance that a decline in interest rates will cause the Fund’s yield to decline.

•	Interest Rate Risk The chance that a change in interest rates will cause the price of a debt instrument to fall. Generally, the longer the duration of a security or weighted average effective duration of the Fund, the greater the interest rate risk.

•	Issuer Risk The chance that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.

•	Non-Diversified Risk The Growth Fund is classified as “non-diversified.” Although T. Rowe Price Associates generally does not intend to invest greater than 5% of the Fund’s assets in the securities of a single issuer, the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited. The Fund, therefore, is more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests than a diversified fund.

•	Manager Risk The chance that the manager’s decisions, particularly security selection, will cause the Fund to underperform other similar investments.

•	Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

•	Municipal Bond Risk The chance that the ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds.

•	Passive Investment Risk Because BlackRock Investment Advisors does not select the individual companies in the Index that the Master Portfolio tracks, the Master Portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

•	Repurchase Agreement Risk The chance that, in the event the other party to a repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding or such party fails to satisfy its obligations thereunder, the Fund could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the fund) or (ii) lose all or part of the income, proceeds or rights in the securities to which the Fund would otherwise be entitled.

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Regulatory and Shareholder Matters (Continued)

•	Small-Company Risk Investment risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. By investing in stocks of companies with smaller market capitalizations, the share price of the Fund may be more volatile than that of a fund investing in stocks of larger, more established companies. In addition, the Fund may be affected by dilution in the value of its shares if such companies sell additional shares and by concentration of control in existing management and principal shareholders.

•	Tracking Error Risk Tracking error is the divergence of an index fund’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs, the fund’s holding of cash, differences in timing of the accrual of dividends or interest, tax gains or losses, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

•	U.S. Government Securities Risk U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. However, the value of U.S. Government securities can decrease if interest rates increase.

•	U.S. Treasury Obligations Risk The chance that U.S. Treasury obligations held by the Fund may differ in their interest rates, maturities, times of issuance, and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury obligations to decline.

•	Value Style Risk The chance that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall. Periods of relative over- or underperformance tend to be cyclical and may last for several years. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.

•	Variable and Floating-Rate Securities Risk The value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value to the same extent as other fixed income securities, or at all, if interest rates decline.

Board Of Directors’ Considerations In Approving The Investment Management Agreements

Homestead Funds, Inc. (“Homestead”) and RE Advisers Corporation (“RE Advisers”) have entered into investment management agreements (the “Investment Management Agreements”), pursuant to which RE Advisers is responsible for the day-to-day management of the following series of Homestead: the Daily Income Fund, the Short-Term Bond Fund, the Short-Term Government Securities Fund, the Small-Company Stock Fund, the Value Fund, the Growth Fund and the International Equity Fund (each series, a “Fund” and, collectively, the “Funds”). (RE Advisers serves as an administrator to the Stock Index Fund pursuant to an administrative services agreement with that Fund and does not currently serve as the Fund’s investment adviser.) In addition, RE Advisers has entered into subadvisory agreements (the “Subadvisory Agreements” and, together with the Investment Management Agreements, the “Agreements”) with T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Harding Loevner LP (“Harding Loevner”), on behalf of the Growth Fund and the International Equity Fund, respectively, pursuant to which T. Rowe Price and Harding Loevner are responsible for the day-to-day management of the assets of such Funds. RE Advisers, T. Rowe Price and Harding Loevner each is an “Adviser” and are collectively referred to as the “Advisers.”

The Board of Directors (the “Board”) of Homestead held a telephonic meeting on August 25, 2016 (the “August Meeting”), at which they gave preliminary consideration to information bearing on the continuation of the Agreements for the period from September 23, 2016 through September 22, 2017. At its regular quarterly meeting held on September 13-14, 2016 (the “September Meeting”), following the receipt of additional information, discussion at an executive session of the Independent Directors (as defined below) at which no representative of the Advisers were present, the Board, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (“Independent Directors”) voting separately, approved the continuation of the Agreements with respect to all Funds for an additional one-year period.

Prior to the August Meeting, the Independent Directors’ requested that the Advisers provide the Board information they deemed reasonably necessary for their consideration of the Agreements. Pursuant to this request, the Advisers provided the Board with, and the Board, including the Independent Directors, considered and discussed, information regarding, among other things, (a) the level of the advisory fees that RE Advisers charges a Fund compared with the fees charged to

22	Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

comparable mutual funds and the level of subadvisory fees that T. Rowe Price and Harding Loevner receive with respect to the Growth Fund and the International Equity Fund, respectively; (b) each Fund’s overall fees and operating expenses compared with similar mutual funds; (c) each Fund’s performance compared with similar mutual funds; (d) the investment management and other services the Advisers provide the Funds, including each Adviser’s compliance program; (e) the Advisers’ investment management personnel; and (f) RE Advisers’ financial condition and profitability in connection with managing the Funds. The Directors also reviewed information provided by Strategic Insight (“Strategic Insight”), an information service provider unaffiliated with the Advisers, comparing each Fund’s advisory fee rate, total expenses, operating expenses and performance to those of other similar open-end funds selected by Strategic Insight.

Following the August Meeting, the Independent Directors requested certain follow-up information from each Adviser. The Advisers provided such follow-up information prior to the September Meeting. At the September Meeting, the Advisers presented certain additional information to the Directors regarding the Funds. The Directors then considered whether any further discussion or review was necessary, concluding that the August Meeting and the information reviewed by the Independent Directors prior to and at the September Meeting provided a sufficient basis for taking action on the continuation of the Advisory Agreements with respect to each Fund for an additional year.

The Directors also met over the course of the year with investment advisory personnel from RE Advisers and regularly reviewed detailed information, presented both orally and in writing, regarding the investment program, performance and operations of each Fund. Accordingly, the Directors’ determination to approve the continuance of the Agreements was made on the basis of each Director’s business judgment after an evaluation of all of the information provided to the Directors, both at the August and September Meetings and at prior meetings.

In reaching their determinations relating to the continuation of the Agreements, the Directors, including the Independent Directors, considered all factors they believed relevant, including the factors discussed below. Individual Directors may have attributed different weights to the various factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive.

In particular, the Board focused on the following:

Nature, Extent and Quality of Services. The Directors considered the nature, extent and quality of the services the Advisers provide to the applicable Funds and the resources the Advisers dedicate to the Funds. In this regard, the Directors evaluated, among other things, each Adviser’s personnel, experience, track record, compliance program and, with respect to RE Advisers, oversight of the Funds’ other service providers, including T. Rowe Price and Harding Loevner in their capacity as subadvisers to the Growth Fund and the International Equity Fund, respectively. The Directors considered information concerning the investment philosophy and investment processes used by the Advisers in managing the Funds. In this context, the Directors also considered the managerial and financial resources available to the Advisers and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the current Agreements. The Directors considered the quality of the services provided by the Advisers and the quality of the resources available to the Funds. The Directors considered each Adviser’s experience and reputation and the professional qualifications of its personnel.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Directors concluded that the nature, extent and quality of services provided by the Advisers to the Funds supported the approval of the Agreements for an additional one-year period.

Investment Performance of the Funds. The Directors reviewed reports provided by Strategic Insight that compared each Fund’s performance record (trailing annualized net total returns) for the one-, three-, five-, and ten-year periods ended December 31, 2015, as applicable, against a group of the Fund’s peer funds with similar total assets and investment objectives selected by Strategic Insight (a “Peer Group”) and the Fund’s relevant benchmark index for the same time periods.

With respect to each Fund, the Directors concluded that the Fund’s performance (including absolute performance and, where applicable, outperformance of peers and relevant benchmarks over long-term periods) and/or other relevant factors supported continuation of the Agreements. In the case of each Fund that had performance that lagged that of a relevant Peer Group or benchmark for certain (although not necessarily all) periods, the Directors concluded that other factors relevant to performance supported continuation of the advisory arrangements. These factors included either or both of the following: (1) that underperformance was attributable, to a significant extent, to investment decisions (such as security selection, sector allocation or risk mitigation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s more recent or long-term performance, as applicable, was competitive when compared to relevant performance benchmarks or Peer Groups.

Among other information, the Directors took into account the following information regarding particular Fund performance.

Daily Income Fund

With respect to the Daily Income Fund, the Directors noted that the Fund’s trailing annualized net total return was 0.01% for the one-year period ending December 31, 2015, 0.01% for the

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Regulatory and Shareholder Matters (Continued)

three-year period ending December 31, 2015, 0.01% for the five-year period ending December 31, 2015, and 1.13% for the ten-year period ending December 31, 2015, compared to the return of its benchmark index, the Lipper Money Market Index, which had returns of 0.01%, 0.01%, 0.01%, and 1.22% for the same periods.

The Board noted that the Fund’s performance was in line with the performance of other money market funds and the Lipper Money Market Index over the relevant periods. The Board also noted the amendments to Rule 2a-7 of the 1940 Act, adopted on July 23, 2014 and which would be fully in effect on October 14, 2016, and the Fund’s intention to transition to a government money market fund on September 9, 2016.

Short-Term Government Securities Fund

With respect to the Short-Term Government Securities Fund, the Directors noted that the Fund’s trailing annualized net total return was 0.46% for the one-year period ending December 31, 2015, 0.29% for the three-year period ending December 31, 2015, 0.88% for the five-year period ending December 31, 2015 and 2.43% for the ten-year period ending December 31, 2015, compared to the return of its benchmark index, the BofA Merrill Lynch 1-5 Year U.S. Treasury Index, which had returns of 0.98%, 0.67%, 1.25%, and 3.04% for the same periods.

The Board considered the peer group data provided by Strategic Insight, noting that the Fund ranked 36th out of 122 members of the Fund’s Peer Group for the one-year period ending December 31, 2015, 40th out of 115 members of the Fund’s Peer Group for the three-year period ending December 31, 2015, 44th out of 107 members of the Fund’s Peer Group for the five-year period ending December 31, 2015, and 45th out of 93 members of the Fund’s Peer Group for the ten-year period ending December 31, 2015.

Short-Term Bond Fund

With respect to the Short-Term Bond Fund, the Directors noted that the Fund’s trailing annualized net total return was 0.43% for the one-year period ending December 31, 2015, 1.20% for the three-year period ending December 31, 2015, 2.01% for the five-year period ending December 31, 2015 and 3.66% for the ten-year period ending December 31, 2015, compared to the return of its benchmark index, the BofA Merrill Lynch 1-5 Year Corp./Govt. Index, which returned 1.05%, 0.96%, 1.68%, and 3.35% for the same periods.

The Board considered the Peer Group data provided by Strategic Insight, noting that the Fund ranked 227th out of 559 members of the Fund’s Peer Group for the one-year period ending December 31, 2015, 59th out of 493 members of the Fund’s Peer Group for the three-year period ending December 31, 2015, 91st out of 406 members of the Fund’s Peer Group for the five-year period ending December 31, 2015, and 44th out of 278 members of the Fund’s Peer Group for the ten-year period ending December 31, 2015.

Value Fund

With respect to the Value Fund, the Directors noted that the Fund’s trailing annualized net total return was -1.28% for the one-year period ending December 31, 2015, 15.06% for the three-year period ending December 31, 2015, 11.09% for the five-year period ending December 31, 2015, and 6.89% for the ten-year period ending December 31, 2015, compared to the return of its benchmark index, the Standard & Poor’s 500 Stock Index, which had returns of 1.38%, 15.13%, 12.57%, and 7.31% for the same periods.

The Directors noted that the Fund ranked 259th out of 1,378 members of the Fund’s Peer Group for the one-year period ending December 31, 2015, 35th out of 1,190 members of the Fund’s Peer Group for the three-year period ending December 31, 2015, 101st out of 1,042 members of the Fund’s Peer Group for the five-year period ending December 31, 2015, and 144th out of 754 members of the Fund’s Peer Group for the ten-year period ending December 31, 2015.

Growth Fund

With respect to the Growth Fund, the Directors noted that that the Fund’s trailing annualized net total return was 9.43% for the one-year period ending December 31, 2015, 19.37% for the three-year period ending December 31, 2015, 14.38% for the five-year period ending December 31, 2015, and 9.65% for the ten-year period ending December 31, 2015, compared to the return of its benchmark index, the Russell 1000 Growth Index, which had returns of 5.67%, 16.83%, 13.53%, and 8.53% for the same periods.

The Directors noted that the Fund ranked 141th out of 1,681 members of the Fund’s Peer Group for the one-year period ending December 31, 2015, 70th out of 1,542 members of the Fund’s Peer Group for the three-year period ending December 31, 2015, 92nd out of 1,326 members of the Fund’s Peer Group for the five-year period ending December 31, 2015, and 45th out of 933 members of the Fund’s Peer Group for the ten-year period ending December 31, 2015.

The Directors noted that T. Rowe Price became the Fund’s subadviser on December 5, 2008, and that, before that date, the Fund had a different investment strategy in which it tried to match the performance of the Nasdaq-100 Index. Accordingly, the Directors gave greater weight to the Fund’s performance during the period in which it has been sub-advised by T. Rowe Price.

Small-Company Stock Fund

With respect to the Small-Company Stock Fund, the Directors noted that the Fund’s trailing annualized net total return was -5.18% for the one-year period ending December 31, 2015, 11.83% for the three-year period ending December 31, 2015, 10.97% for the five-year period ending December 31, 2015, and 9.77% for the ten-year period ending December 31, 2015,

24	Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

compared to the return of its benchmark index, the Russell 2000 Index, which had returns of -4.41%, 11.65%, 9.19% and 6.80% for the same periods.

The Directors noted that the Fund ranked 461st out of 780 members of the Fund’s Peer Group for the one-year period ending December 31, 2015, 233rd out of 638 members of the Fund’s Peer Group for the three-year period ending December 31, 2015, 71st out of 564 members of the Fund’s Peer Group for the five-year period ending December 31, 2015, and 8th out of 366 members of the Fund’s Peer Group for the ten-year period ending December 31, 2015.

International Equity Fund

With respect to the International Equity Fund, the Directors noted that the Fund’s trailing annualized net total return was -3.48% for the one-year period ending December 31, 2015, 2.77% for the three-year period ending December 31, 2015, 1.24% for the five-year period ending December 31, 2015, and 2.21% for the ten-year period ending December 31, 2015, compared to the return of its benchmark index, the MSCI EAFE Index, which had returns of -0.81%, 5.01%, 3.60% and 3.03% for the same periods.

The Directors noted that the Fund ranked 208th out of 358 members of the Fund’s Peer Group for the one-year period ending December 31, 2015, 158th out of 290 members of the Fund’s Peer Group for the three-year period ending December 31, 2015, 189th out of 256 members of the Fund’s Peer Group for the five-year period ending December 31, 2015, and 68th out of 133 members of the Fund’s Peer Group for the ten-year period ending December 31, 2015.

The Directors noted that Harding Loevner became the Fund’s subadviser in January 2016, and that prior thereto, the Fund was named the International Value Fund and had been managed by different subadvisers at different periods. Accordingly, in considering the Fund’s performance while being sub-advised by Harding Loevner, the Directors focused on the Fund’s performance during the period from January 15, 2016 through June 30, 2016, which was 11.49% (net of fees) compared to the Fund’s benchmark index, the MSCI EAFE Index, which returned 3.98% during the same period.

Comparative Fees and Expense Ratios. The Directors considered the net total expense ratio, net and contractual management fee ratios, net operating expense ratio and other expense information for each Fund provided by Strategic Insight as compared against the Fund’s peer group identified by Strategic Insight (“Expense Group”). The Directors noted that the Funds are not currently subject to Rule 12b-1 fees and that the expense information provided by Strategic Insight included comparisons of the Funds’ net total expense ratios with those of their Expense Group peers both inclusive and exclusive of 12b-1 fees.

The Directors concluded that the fees payable by the Funds to RE Advisers are reasonable in relation to the nature and quality of the services provided. In reaching this conclusion, the Directors compared the fees payable by the Funds to the fees paid by other mutual funds that are in the same Expense Group. The Directors also considered the fees RE Advisers receives from, and the scope of services it provides to, other RE Advisers clients, including its separate account clients, noting the significantly broader scope of services that RE Advisers provides to the Funds as compared to the other types of clients. In reaching their conclusion, the Directors also took into account the costs and risks assumed by RE Advisers in connection with launching and maintaining publicly-offered mutual funds, and how those costs and risks differ from those associated with other components of RE Advisers’ business.

Among other information, the Directors took into account the following information regarding particular Fund expense information.

Daily Income Fund

The Directors noted that the Fund’s net management fee ratio was 0.046% and the net total expense ratio was 0.135%. The net management fee ranked 7 out of 12 and the net total expense ratio ranked 4 out of 12 of the money market funds selected by Strategic Insight. The Directors considered RE Advisers’ agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the Daily Income Fund’s total annual operating expenses (subject to certain excluded expenses) from exceeding 0.80% of the Fund’s average daily net assets until at least April 30, 2018. The Directors also noted that the advisory fees that the Daily Income Fund was contractually obligated to pay to RE Advisers are still voluntarily being waived by RE Advisers to the extent necessary to assist the Fund in attempting to maintain a positive yield.

Short-Term Government Securities Fund

The Directors noted that the Fund’s net management fee ratio was 0.450% and the net total expense ratio was 0.768%. The Fund’s net management fee ranked 7 out of 10 and the Fund’s net total expense ratio ranked 8 out of 10 of the short term government funds selected by Strategic Insight. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses (subject to certain excluded expenses) to the extent necessary to keep the Short-Term Government Securities Fund’s total annual operating expenses from exceeding 0.75% of the Fund’s average daily net assets until at least April 30, 2018.

Short-Term Bond Fund

The Directors noted that the Fund’s net management fee was 0.600% and the net total expense ratio was 0.736%. The net management fee and the net total expense ratio each ranked 20 out of 20 of the short-term bond funds selected by Strategic Insight. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses (subject to

Regulatory and Shareholder Matters	25

Regulatory and Shareholder Matters (Continued)

certain excluded expenses) to the extent necessary to keep the Short-Term Bond Fund’s total annual operating expenses from exceeding 0.80% of the Fund’s average daily net assets until at least April 30, 2018.

Value Fund

The Directors noted that the Fund’s net management fee was 0.473% and the net total expense ratio was 0.590%. The net management fee ranked 1 out of 21 and the net total expense ratio ranked 2 out of 21 of the value funds selected by Strategic Insight. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses (subject to certain excluded expenses) to the extent necessary to keep the Value Fund’s total annual operating expenses from exceeding 1.25% of the Fund’s average daily net assets until at least April 30, 2018.

Growth Fund

The Directors noted that the Fund’s net management fee was 0.650% and the net total expense ratio was 0.950%. The net management fee ranked 6 out of 20 and the net total expense ratio ranked 7 out of 20 of the growth funds selected by Strategic Insight. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses (subject to certain excluded expenses) to the extent necessary to keep the Growth Fund’s total annual operating expenses from exceeding 0.95% of the Fund’s average daily net assets until at least April 30, 2018.

The Directors considered the fees paid to T. Rowe Price under the current Subadvisory Agreement. This information included comparison of the Growth Fund’s subadvisory fee to that charged by T. Rowe Price to other accounts with a similar investment objective to the Fund, as well as the current management fee paid to RE Advisers under the existing Investment Management Agreement. The Directors also took into account the anticipated demands, complexity and quality of the investment management of the Fund. The Directors noted that RE Advisers, and not the Fund, is responsible for paying the fees charged by T. Rowe Price.

The Directors noted RE Advisers’ and T. Rowe Price’s representations about the services each provide to the Growth Fund. Based on these and other considerations, the Directors concluded that the subadvisory fee payable by RE Advisers to T. Rowe Price is reasonable in relation to the nature and quality of the services provided.

Small-Company Stock Fund

The Directors noted that the Fund’s net management fee was 0.763% and the net total expense ratio was 0.860%. The net management fee ranked 7 out of 20 and the net total expense ratio ranked 4 out of 20 of the stock funds selected by Strategic Insight. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the Small-Company Stock Fund’s total annual operating expenses (subject to certain excluded expenses) from exceeding 1.50% of the Fund’s average daily net assets until at least April 30, 2018.

International Equity Fund

The Directors noted that the Fund’s net management fee was 0.614% and the net total expense ratio was 0.870%. The net management fee ranked 6 out of 18 and the net total expense ratio ranked 4 out of 18 of the foreign large value funds selected by Strategic Insight. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the International Equity Fund’s total annual operating expenses (subject to certain excluded expenses) from exceeding 0.99% of the Fund’s average daily net assets until at least April 30, 2018.

The Directors considered the fees paid to Harding Loevner under the current Subadvisory Agreement. This information included comparison of the Fund’s subadvisory fee to that charged by Harding Loevner to other accounts with a similar investment objective to the Fund as well as the current management fee paid to RE Advisers under the existing Investment Management Agreement. The Directors also took into account the anticipated demands, complexity and quality of the investment management of the Fund. The Directors noted that RE Advisers, and not the Fund, is responsible for paying the fees charged by Harding Loevner. The Directors noted RE Advisers’ and Harding Loevner’s representations regarding the services each provides to the International Equity Fund. Based on these and other considerations, the Directors concluded that the subadvisory fee payable by RE Advisers to Harding Loevner is reasonable in relation to the nature and quality of the services provided.

After reviewing these and related factors, the Directors concluded, within the context of its overall conclusions regarding the Agreements, that the fees to be charged to the Funds were fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreements.

Cost of Services and Profits Realized by the Adviser. The Directors considered the cost of the services provided by RE Advisers. The Directors reviewed the information provided by RE Advisers concerning its profitability from the fees received from and the services provided to the Funds and the financial condition of RE Advisers for various past periods. The Directors considered the profit margin information for RE Advisers’ investment company business as a whole, as well as RE Advisers’ profitability data for the Funds. The Directors reviewed RE Advisers’ assumptions and methods of cost allocation used in preparing Fund-specific profitability data. The Directors also

26	Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

discussed with RE Advisers the basis for RE Advisers’ belief that its methods of allocation were reasonable.

The Directors considered their discussion with representatives of RE Advisers about the fees being charged to the Funds and considered the other administrative, compliance and shareholder services provided by RE Advisers to the Funds. The Directors noted and discussed the additional services provided by RE Advisers to the Funds compared to other investment products managed by RE Advisers, and noted that, in the cases of the Growth Fund and the International Equity Fund, RE Advisers, and not the Fund, would pay the subadvisory fees to the subadviser. The Directors determined that RE Advisers should be entitled to earn a reasonable level of profits for the services it provides to the Funds. In light of the foregoing, the Directors, including the Independent Directors, determined that the management fees were reasonable in relation to the wide array services provided to the Funds.

The Directors considered the compensation to be received by Harding Loevner and T. Rowe Price from their relationship with the International Equity Fund and Growth Fund, respectively and considered the information on profitability provided by T. Rowe Price. The Directors noted that RE Advisers would continue to pay each subadviser from the management fees received from the Funds.

Economies of Scale. The Directors considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of each Fund’s shareholders. The Directors noted that the Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund include breakpoints in their fee schedules, though some Fund assets have not yet reached the necessary levels to qualify for a lower fee rate. The Board was satisfied that the current fee structure was appropriate at this time.

Fall-Out Benefits. Additionally, the Directors considered so-called “fall-out benefits” to the Advisers, such as research, statistical and quotation services the Advisers may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

CONCLUSION

On the basis of these considerations as well as others and in the exercise of their business judgment, the Directors, including the Independent Directors, voted unanimously to approve the continuation of the Agreements for an additional one-year period.

Regulatory and Shareholder Matters	27

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Homestead Funds, Inc. and Shareholders of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund (formerly known as International Value Fund):

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund (formerly known as International Value Fund) (comprising Homestead Funds, Inc., hereafter referred to as the “Funds”) as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Baltimore, MD

February 27, 2017

28	Report of Independent Registered Public Accounting Firm

Portfolio of Investments

Daily Income Fund  |  December 31, 2016

U.S. Government & Agency Obligations | 81.8% of portfolio

	Interest Rate / Yield (a)	Maturity Date	Face Amount	Value
Federal Agricultural Mortgage Corp.	0.49%	01/23/17	$6,000,000	$5,998,203
Federal Agricultural Mortgage Corp.	0.48	02/10/17	3,000,000	2,998,400
Federal Farm Credit Bank	0.37	02/22/17	1,500,000	1,499,198
Federal Farm Credit Bank	0.59	04/05/17	4,700,000	4,692,916
Federal Home Loan Bank	0.29	01/03/17	3,800,000	3,799,939
Federal Home Loan Bank	0.34	01/06/17	2,608,000	2,607,873
Federal Home Loan Bank	0.38	01/06/17	1,270,000	1,269,938
Federal Home Loan Bank	0.29	01/09/17	3,500,000	3,499,778
Federal Home Loan Bank	0.34	01/13/17	5,100,000	5,099,376
Federal Home Loan Bank	0.43	01/13/17	2,228,000	2,227,727
Federal Home Loan Bank	0.35	01/18/17	1,000,000	999,835
Federal Home Loan Bank	0.34	01/24/17	2,300,000	2,299,500
Federal Home Loan Bank	0.47	02/01/17	4,650,000	4,648,369
Federal Home Loan Bank	0.49	02/07/17	900,000	899,551
Federal Home Loan Bank	0.43	02/10/17	4,000,000	3,998,089
Federal Home Loan Bank	0.39	02/21/17	3,000,000	2,998,343
Federal Home Loan Bank	0.48	02/24/17	3,000,000	2,997,840
Federal Home Loan Bank	0.46	03/01/17	250,000	249,812
Federal Home Loan Bank	0.51	03/07/17	2,998,000	2,995,239
Federal Home Loan Bank	0.55	03/10/17	2,000,000	1,997,922
Federal Home Loan Bank	0.52	03/13/17	4,000,000	3,995,898
Federal Home Loan Bank	0.52	03/16/17	4,500,000	4,495,190
Federal Home Loan Bank	0.48	03/17/17	1,500,000	1,498,447
Federal Home Loan Bank	0.52	03/17/17	1,100,000	1,098,861
Federal Home Loan Bank	0.53	03/20/17	5,000,000	4,994,258
Federal Home Loan Bank	0.55	03/22/17	2,000,000	1,997,564
Federal Home Loan Bank	0.55	03/24/17	3,000,000	2,996,276
Federal Home Loan Bank	0.51	03/31/17	1,250,000	1,248,424
Federal Home Loan Bank	0.56	04/04/17	1,550,000	1,547,758
Federal Home Loan Mortgage Corp.	0.35	01/09/17	4,000,000	3,999,689
Federal Home Loan Mortgage Corp.	0.33	01/18/17	2,000,000	1,999,688
Federal Home Loan Mortgage Corp.	0.43	01/19/17	7,000,000	6,998,495
Federal Home Loan Mortgage Corp.	0.36	02/07/17	5,000,000	4,998,150
Federal Home Loan Mortgage Corp.	0.43	02/17/17	944,000	943,476
Federal Home Loan Mortgage Corp.	0.57	03/24/17	1,170,000	1,168,481
Federal National Mortgage Assoc.	0.39	01/17/17	2,300,000	2,299,607
Federal National Mortgage Assoc.	0.49	03/01/17	4,500,000	4,496,394
Federal National Mortgage Assoc.	0.38	03/03/17	3,000,000	2,998,068
Federal National Mortgage Assoc.	0.50	03/08/17	4,250,000	4,246,143
U.S. Treasury Note	0.75	01/15/17	6,000,000	6,000,840
U.S. Treasury Note	0.50	01/31/17	2,000,000	2,000,107
U.S. Treasury Note	0.88	01/31/17	4,500,000	4,501,654
U.S. Treasury Note	0.63	02/15/17	6,000,000	6,001,465
U.S. Treasury Note	0.50	02/28/17	2,500,000	2,500,413
U.S. Treasury Note	0.88	02/28/17	4,500,000	4,503,575
U.S. Treasury Note	0.75	03/15/17	3,500,000	3,502,410
U.S. Treasury Note	0.50	03/31/17	3,500,000	3,499,284
U.S. Treasury Note	1.00	03/31/17	2,000,000	2,002,809
U.S. Treasury Note	0.88	04/15/17	4,000,000	4,003,704
U.S. Treasury Note	0.50	04/30/17	5,500,000	5,498,121
U.S. Treasury Note	0.88	04/30/17	500,000	500,465
Total U.S. Government Obligations (Cost $160,313,562)				160,313,562

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	29

Portfolio of Investments  |  Daily Income Fund  |  December 31, 2016 (Continued)

Money Market Fund | 18.2% of portfolio

	Interest Rate / Yield (a)		Maturity Date	Shares	Value
State Street US Government Money Market Fund (Premier Class)	0.42	%(b)		35,651,627	$35,651,627
Total Money Market Fund (Cost $35,651,627)					35,651,627

Total Investments in Securities (Cost $195,965,189) | 100%					$195,965,189

(a)	Yield represents yield at date of purchase.

(b)	7-day yield at December 31, 2016.

30	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Short-Term Government Securities Fund  |  December 31, 2016

Corporate Bonds | 38.0% of portfolio

	Interest Rate		Maturity Date	Face Amount	Value
Ally Bank	1.25%		08/21/17	$248,000	$248,566
Altitude Investments 17 LLC	2.68		11/08/25	773,688	763,476
American Express Bank FSB	1.55		10/23/17	250,000	251,243
American Express Centurion Bank	1.45		06/04/18	250,000	250,984
Banco Bilbao Vizcaya Argentaria Puerto Rico	1.50		04/20/17	150,000	150,054
Bank of Baroda NY	1.00		02/06/17	250,000	250,109
Capital One NA	1.60		07/16/18	250,000	251,070
Capital One Bank USA NA	1.65		07/09/18	250,000	251,080
Chase Bank USA NA	1.33	(a)	05/26/17	250,000	250,291
Compass Bank	1.30		07/31/17	250,000	250,727
Ethiopian Leasing (2012) LLC	2.68		07/30/25	153,563	155,255
GE Capital Bank	1.50		10/17/17	250,000	250,744
Goldman Sachs Bank USA	1.00		01/30/17	200,000	200,070
Lulwa Ltd.	1.83		03/26/25	711,067	695,100
Mexican Aircraft Finance IV	2.54		07/13/25	379,549	381,539
Mexican Aircraft Finance V	2.33		01/14/27	461,250	457,581
Micron Semiconductor Asia PTE Ltd.	1.26		01/15/19	3,445,500	3,429,826
MSN 41079 and 41084 Ltd.	1.63		12/14/24	1,372,837	1,333,012
Northern Bank & Trust Co.	1.05		11/28/18	240,000	238,742
Penta Aircraft Leasing 2013 LLC	1.69		04/29/25	1,446,179	1,405,539
Petroleos Mexicanos	2.00		12/20/22	600,000	598,172
Petroleos Mexicanos	1.95		12/20/22	600,000	595,050
Petroleos Mexicanos	2.38		04/15/25	158,100	158,032
Petroleos Mexicanos	2.46		12/15/25	900,000	900,372
Reliance Industries Ltd.	2.06		01/15/26	150,100	147,755
Reliance Industries Ltd.	1.87		01/15/26	2,000,000	1,952,556
Reliance Industries Ltd.	2.44		01/15/26	2,000,000	2,001,534
Safina Ltd.	1.55		01/15/22	1,129,264	1,115,469
Safina Ltd.	2.00		12/30/23	1,272,874	1,260,303
Sallie Mae Bank	1.50		10/16/17	250,000	250,646
Salmon River Export LLC	2.19		09/15/26	209,702	207,080
Sandalwood 2013 LLC	2.82		02/12/26	517,729	525,992
Santa Rosa Leasing LLC	1.69		08/15/24	66,497	64,949
Sayarra Ltd.	2.77		10/29/21	261,750	266,693
Standard Charterd Bank (b)	6.40		09/26/17	500,000	514,054
Tagua Leasing LLC	1.90		07/12/24	671,534	661,051
Tagua Leasing LLC	1.73		09/18/24	670,868	654,848
Union 11 Leasing LLC	2.41		01/23/24	637,603	640,160
Union 16 Leasing LLC	1.86		01/22/25	709,697	695,588
VCK Lease SA	2.59		07/24/26	104,450	104,914
VRG Linhas Aéreas SA	0.98		03/13/18	2,500,000	2,488,933
Wells Fargo Bank	1.09		04/24/17	250,000	250,066
Worlds Foremost Bank	1.50		06/11/18	200,000	200,182
Total Corporate Bonds (Cost $27,940,555)					27,719,407
Mortgage-Backed Securities | 3.9% of portfolio
FDIC Structured Sale Guaranteed Notes 2010-S3 (b)	2.74		12/03/20	194,834	195,855
GNMA #2602	6.00		06/20/28	19,289	21,706
GNMA #8004	2.13	(a)	07/20/22	11,285	11,590
GNMA #8006	2.13	(a)	07/20/22	8,742	8,958
GNMA #8038	2.13	(a)	08/20/22	5,464	5,601
GNMA #8040	2.13	(a)	08/20/22	13,923	14,280
GNMA #8054	2.00	(a)	10/20/22	2,697	2,714
GNMA #8076	2.00	(a)	11/20/22	6,078	6,226
GNMA #8157	2.00	(a)	03/20/23	9,599	9,842
GNMA #8191	2.13	(a)	05/20/23	17,361	17,793

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	31

Portfolio of Investments  |  Short-Term Government Securities Fund  |  December 31, 2016 (Continued)

Mortgage-Backed Securities | 3.9% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
GNMA #8215	2.13	%(a)	04/20/17	$58	$58
GNMA #8259	2.13	(a)	08/20/23	4,726	4,856
GNMA #8297	4.00	(a)	12/20/17	895	902
GNMA #8332	3.50	(a)	03/20/18	603	608
GNMA #8344	3.50	(a)	04/20/18	2,241	2,259
GNMA #8384	2.00	(a)	03/20/24	2,243	2,299
GNMA #8393	4.00	(a)	08/20/18	1,147	1,159
GNMA #8400	2.13	(a)	08/20/18	1,653	1,661
GNMA #8405	4.00	(a)	09/20/18	1,307	1,322
GNMA #8423	2.13	(a)	05/20/24	3,462	3,556
GNMA #8429	4.00	(a)	11/20/18	2,120	2,147
GNMA #8459	2.13	(a)	07/20/24	5,571	5,739
GNMA #8499	3.00	(a)	05/20/19	2,663	2,667
GNMA #8518	2.00	(a)	10/20/24	6,242	6,421
GNMA #8532	2.50	(a)	10/20/24	6,515	6,742
GNMA #8591	2.00	(a)	02/20/25	14,152	14,405
GNMA #8638	2.13	(a)	06/20/25	7,555	7,783
GNMA #8648	2.13	(a)	07/20/25	14,714	14,705
GNMA #8663	2.13	(a)	07/20/25	9,031	9,331
GNMA #8680	3.50	(a)	08/20/20	3,289	3,338
GNMA #8687	2.50	(a)	08/20/25	2,698	2,767
GNMA #8702	3.00	(a)	10/20/20	2,174	2,219
GNMA #8747	2.00	(a)	11/20/25	5,747	5,909
GNMA #8807	2.13	(a)	07/20/21	4,687	4,816
GNMA #8836	2.13	(a)	09/20/21	5,571	5,706
GNMA #8847	2.13	(a)	04/20/26	7,794	8,036
GNMA #8869	2.00	(a)	11/20/21	16,841	17,196
GNMA #8873	2.50	(a)	11/20/21	7,375	7,541
GNMA #8877	2.13	(a)	05/20/26	1,529	1,569
GNMA #8883	2.00	(a)	12/20/21	5,698	5,820
GNMA #8915	2.00	(a)	02/20/22	5,237	5,353
GNMA #8934	2.00	(a)	03/20/22	9,395	9,606
GNMA #8978	2.13	(a)	05/20/22	22,744	23,418
GNMA #80053	2.00	(a)	03/20/27	1,637	1,693
GNMA #80058	2.13	(a)	04/20/27	1,575	1,627
GNMA #80185	2.13	(a)	04/20/28	15,976	16,506
GNMA #80264	2.00	(a)	03/20/29	11,528	11,732
GNMA #80283	2.13	(a)	05/20/29	10,388	10,752
GNMA #80300	2.13	(a)	07/20/29	9,362	9,738
GNMA #80309	2.13	(a)	08/20/29	4,666	4,853
GNMA #80363	2.00	(a)	01/20/30	31,918	33,101
GNMA #80426	2.13	(a)	07/20/30	1,237	1,286
GNMA #80452	2.13	(a)	09/20/30	9,550	9,900
GNMA #80475	2.00	(a)	12/20/30	7,242	7,368
GNMA #80577	2.00	(a)	02/20/32	1,641	1,705
GNMA #80684	2.13	(a)	04/20/33	8,119	8,267
GNMA #81129	2.50	(a)	10/20/34	77,215	79,365
GNMA #583189	4.50		02/20/17	275	276
GNMA #607494	5.00		04/15/19	4,360	4,548
GNMA #616274	5.00		02/15/19	3,810	3,950
GNMA 2002-20	4.50		03/20/32	11,088	12,014
GNMA 2003-11	4.00		10/17/29	14,922	15,701
GNMA 2003-26	1.16	(a)	04/16/33	3,831	3,853
GNMA 2003-97	4.50		03/20/33	9,970	10,318
GNMA 2004-17	4.50		12/20/33	34,366	36,480
GNMA 2004-102	5.50		04/20/34	19,614	20,291
GNMA 2010-113	2.50		02/16/40	230,221	232,656
GNMA 2012-143	1.50		12/16/27	552,179	535,696

32	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Government Securities Fund  |  December 31, 2016 (Continued)

Mortgage-Backed Securities | 3.9% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
GNMA 2013-131	1.06	%(a)	09/16/43	$245,693	$244,665
GNMA #MA0668	2.00		12/20/27	183,892	180,307
NCUA Guaranteed Notes 2011-C1	1.29	(a)	03/09/21	862,691	860,953
Total Mortgage-Backed Securities (Cost $2,831,140)					2,846,080
Asset-Backed Securities | 1.1% of portfolio
Small Business Administration 98-20D	6.15		04/01/18	2,178	2,216
Small Business Administration 98-20E	6.30		05/01/18	1,533	1,561
Small Business Administration 98-20H	6.15		08/01/18	1,275	1,298
Small Business Administration 99-20D	6.15		04/01/19	3,536	3,636
Small Business Administration 04-20B	4.72		02/01/24	19,749	20,653
Small Business Administration 04-20C	4.34		03/01/24	33,508	34,783
Small Business Administration 16-10E	1.80		09/01/26	500,000	493,845
Small Business Administration 16-10F	2.17		11/01/26	218,000	218,478
Small Business Administration Pool # 100075	3.50		05/25/19	6,770	6,826
Small Business Administration Pool # 502261	1.63	(a)	10/25/17	1,794	1,787
Small Business Administration Pool # 503278	1.13	(a)	02/25/21	11,351	11,412
Small Business Administration Pool # 503463	1.38	(a)	09/25/21	266	264
Small Business Investment Companies 02-20K	5.08		11/01/22	5,779	6,098
Total Asset-Backed Securities (Cost $804,545)					802,857
U. S. Government and Agency Obligations | 55.6% of portfolio
AID-Tunisia	1.42		08/05/21	1,000,000	966,642
AID-Ukraine	1.47		09/29/21	2,000,000	1,952,488
Government Trust Certificate (Israel Trust)	0.00	(c)	04/01/21	639,000	580,563
National Archives Facility Trust	8.50		09/01/19	18,724	20,514
Overseas Private Investment Corp.	3.56	(d)	04/23/17	3,000,000	3,808,125
Overseas Private Investment Corp.	0.90		12/15/17	400,000	399,380
Overseas Private Investment Corp.	1.32	(d)	02/19/18	2,533,926	2,670,851
Overseas Private Investment Corp.	1.30		06/15/19	357,143	355,646
Overseas Private Investment Corp.	1.50	(e)	11/15/20	1,000,000	1,069,142
Overseas Private Investment Corp.	2.07		05/15/21	454,900	455,173
Overseas Private Investment Corp.	3.37		05/15/21	436,599	451,270
Overseas Private Investment Corp.	2.52		09/15/22	1,200,000	1,185,151
Overseas Private Investment Corp.	2.51		05/15/25	2,375,926	2,338,583
Overseas Private Investment Corp.	0.70	(a)	07/07/40	2,000,000	2,000,000
Overseas Private Investment Corp.	0.70	(a)	07/07/40	1,100,000	1,100,000
Philippine Power Trust I (b)	5.40		09/26/18	119,048	123,809
Private Export Funding Corp.	1.45		08/15/19	974,000	970,268
The Financing Corp.	0.00	(c)	10/06/17	500,000	495,735
The Financing Corp.	0.00	(c)	02/08/18	500,000	493,434
U.S. Department of Housing and Urban Development	5.77		08/01/17	110,000	110,206
U.S. Department of Housing and Urban Development	2.91		08/01/17	1,000,000	1,011,237
U.S. Department of Housing and Urban Development	7.91		08/01/17	10,000	10,023
U.S. Department of Housing and Urban Development	7.93		08/01/18	40,000	40,028
U.S. Department of Housing and Urban Development	5.45		08/01/19	755,000	756,188
U.S. Department of Housing and Urban Development	1.88		08/01/19	2,000,000	2,017,738
U.S. Department of Housing and Urban Development	6.07		08/01/21	50,000	50,099
U.S. Department of Housing and Urban Development	6.12		08/01/22	161,000	161,190
U.S. Department of Housing and Urban Development	5.77		08/01/26	500,000	500,393
United States Treasury Note	0.75		01/15/17	500,000	500,068
United States Treasury Note	0.75		03/15/17	1,000,000	1,000,566
United States Treasury Note	0.88		06/15/17	1,000,000	1,001,172

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	33

Portfolio of Investments  |  Short-Term Government Securities Fund  |  December 31, 2016 (Continued)

U. S. Government and Agency Obligations | 55.6% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
United States Treasury Note	1.88%		08/31/17	$1,500,000	$1,510,998
United States Treasury Note	1.00		09/15/17	1,000,000	1,001,547
United States Treasury Note	0.88		01/15/18	1,000,000	999,474
United States Treasury Note	0.75		04/15/18	4,000,000	3,987,296
United States Treasury Note	1.38		09/30/18	1,000,000	1,003,584
United States Treasury Note	0.88		10/15/18	2,000,000	1,989,954
United States Treasury Note	0.75		02/15/19	1,000,000	989,783
United States Treasury Note	1.63		04/30/19	500,000	503,750
Total U.S. Government and Agency Obligations (Cost $40,648,177)					40,582,068
Commercial Paper | 1.4% of portfolio
South Jersey Gas Co. (b)	0.80		01/03/17	985,000	984,916
Total Commercial Paper (Cost $984,956)					984,916
Money Market Fund | Less than 0.1% of portfolio

				Shares
State Street Institutional US Government Money Market Fund (Premier Class)	0.42	(f)		366	366
Total Money Market Fund (Cost $366)					366

Total Investment in Securities (Cost $73,209,739) | 100%					$72,935,694

(a)	Variable coupon rate as of December 31, 2016.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $1,818,634 and represents 2.5% of total investments.

(c)	Zero coupon rate.

(d)	Interest is paid at maturity.

(e)	Interest is paid at put date.

(f)	7-day yield at December 31, 2016.

34	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Short-Term Bond Fund  |  December 31, 2016

Corporate Bonds | 33.9% of portfolio

Consumer Discretionary | 0.4%	Interest Rate		Maturity Date	Face Amount	Value
Household Durables
Stanley Black & Decker Inc.	2.45%		11/17/18	$250,000	$252,092
Stanley Black & Decker Inc.	1.62		11/17/18	425,000	422,298
Hotels, Restaurants, & Leisure
McDonald’s Corp.	2.10		12/07/18	350,000	352,006
Media
ABC Inc.	8.75		08/15/21	810,000	1,006,033
Total Consumer Discretionary					2,032,429

Consumer Staples | 1.7%
Beverages
Anheuser-Busch InBev Fin. Inc.	1.90		02/01/19	800,000	800,970
Coca-Cola Co. (The)	1.55		09/01/21	475,000	461,122
PepsiCo Inc.	1.13		07/17/17	950,000	949,768
PepsiCo Inc.	1.50		02/22/19	350,000	348,697
PepsiCo Inc.	1.35		10/04/19	875,000	867,933
Food and Staples Retailing
Wal-Mart Stores Inc.	1.95		12/15/18	1,175,000	1,185,931
Personal Products
Alberto-Culver Co.	5.15		06/01/20	375,000	409,281
Colgate-Palmolive Co.	0.90		05/01/18	550,000	547,091
Colgate-Palmolive Co.	1.75		03/15/19	1,025,000	1,028,624
Procter & Gamble Co. (The)	1.90		11/01/19	1,625,000	1,638,960
Procter & Gamble Co. (The)	1.85		02/02/21	350,000	346,046
Procter & Gamble Co. (The)	1.70		11/03/21	475,000	466,412
Tobacco
Phillip Morris International Inc.	1.25		11/09/17	500,000	499,496
Total Consumer Staples					9,550,331

Energy | 5.1%
Energy Equipment & Services
Cameron International Corp.	1.40		06/15/17	2,900,000	2,898,828
Cameron International Corp.	6.38		07/15/18	2,500,000	2,660,175
Oil, Gas, & Consumable Fuels
ANR Pipeline Co.	9.63		11/01/21	3,175,000	4,107,405
Chevron Corp.	1.35		11/15/17	500,000	500,566
Chevron Corp.	1.10		12/05/17	475,000	473,897
Chevron Corp.	1.37		03/02/18	1,400,000	1,398,449
Chevron Corp.	1.10	(a)	03/02/18	2,150,000	2,148,404
Chevron Corp.	1.72		06/24/18	975,000	977,839
Chevron Corp.	2.19		11/15/19	375,000	378,558
Chevron Corp.	1.32	(a)	11/15/19	2,175,000	2,175,966
Chevron Corp.	2.42		11/17/20	700,000	704,441
ConocoPhillips Co.	1.50		05/15/18	965,000	961,601
ConocoPhillips Co.	6.00		01/15/20	2,125,000	2,345,316
Colonial Pipeline Co. (b)	3.50		10/15/20	875,000	896,745
Exxon Mobil Corp.	1.82		03/15/19	1,050,000	1,051,337
Exxon Mobil Corp.	1.31		03/06/18	3,300,000	3,298,799
Marathon Oil Corp.	2.70		06/01/20	550,000	550,422
Total Energy					27,528,748

Financials | 5.9%
Banks
Agricultural Bank of China NY	1.82	(a)	05/21/18	665,000	665,089
Agricultural Bank of China NY	2.00		05/21/18	915,000	913,320
American Express Bank FSB	1.65		07/09/18	250,000	251,080

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	35

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2016 (Continued)

Corporate Bonds | 33.9% of portfolio (Continued)

Financials | 5.9% (Continued)	Interest Rate		Maturity Date	Face Amount	Value
American Express Centurion Bank	1.60%		06/25/18	$250,000	$250,370
Bank of America NA	5.30		03/15/17	4,775,000	4,811,973
Bank of America NA	1.26	(a)	06/15/17	1,600,000	1,599,126
Bank of America NA	1.75		06/05/18	1,250,000	1,249,756
Capital One Bank USA NA	1.65		07/09/18	250,000	251,080
Capital One NA	1.60		07/16/18	250,000	251,071
Comenity Capital Bank	1.75		08/10/18	250,000	251,824
Compass Bank	1.30		07/31/17	250,000	250,727
Discover Bank	1.65		07/09/18	250,000	251,682
Flagstar Bancorp Inc.	6.13		07/15/21	500,000	526,909
Goldman Sachs Bank USA	1.65		07/16/18	250,000	251,070
Goldman Sachs Group Inc.	2.31	(a)	11/15/17	685,000	684,998
HSBC Bank USA NA	4.88		08/24/20	2,575,000	2,727,873
Industrial & Commercial Bank of China NY	2.09	(a)	11/13/17	250,000	250,130
Industrial & Commercial Bank of China NY	2.35		11/13/17	250,000	250,139
JP Morgan Chase Bank NA	6.00		10/01/17	900,000	928,738
Sallie Mae Bank	1.50		10/30/17	250,000	250,636
State Bank of India NY	1.60		12/05/17	250,000	250,520
UBS AG, Stamford CT	1.80		03/26/18	1,675,000	1,675,936
World’s Foremost Bank	1.70		07/16/18	200,000	200,858
Insurance
Aetna Inc.	1.60	(a)	12/08/17	310,000	311,069
Athene Global Funding (b)	2.88		10/23/18	3,050,000	3,048,277
Berkshire Hathaway Finance Corp.	1.50	(a)	03/07/18	250,000	251,362
Berkshire Hathaway Finance Corp.	1.45		03/07/18	250,000	250,213
Berkshire Hathaway Inc.	1.15		08/15/18	400,000	397,923
Jackson National Life Global Funding (b)	1.88		10/15/18	775,000	776,452
MetLife Global Funding I (b)	1.35		09/14/18	250,000	248,356
MetLife Global Funding I (b)	1.75		12/19/18	875,000	875,115
Pricoa Global Funding I (b)	1.60		05/29/18	1,700,000	1,698,599
Diversified Financial Services
Fixed Income Trust for Wal-Mart Stores Inc. (b)	3.00	(a)	02/15/24	168,551	160,607
Xtra Finance Corp.	5.15		04/01/17	4,650,000	4,696,091
Real Estate Management & Development
Fishers Lane LLC (b)	2.03		04/05/17	165,000	164,983
Total Financials					31,873,952

Health Care | 1.6%
Health Care Providers & Services
UnitedHealth Group Inc.	1.40		12/15/17	825,000	825,099
UnitedHealth Group Inc.	1.90		07/16/18	250,000	251,069
Pharmaceuticals
Bristol-Myers Squibb Co.	0.88		08/01/17	4,125,000	4,119,122
Johnson & Johnson	1.13		11/21/17	750,000	750,681
Johnson & Johnson	1.88		12/05/19	775,000	779,405
Merck & Co., Inc.	1.85		02/10/20	475,000	475,044
Pfizer Inc.	2.20		12/15/21	1,250,000	1,246,042
Total Health Care					8,446,462

Industrials | 3.2%
Aerospace & Defense
Parker Hannifin Corp.	5.50		05/15/18	1,475,000	1,553,330
United Technologies Corp.	1.78		05/04/18	1,000,000	1,000,074
Industrial Conglomerates
General Electric Co.	5.25		12/06/17	3,900,000	4,039,889
General Electric Co.	1.45	(a)	12/07/17	1,300,000	1,297,743

36	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2016 (Continued)

Corporate Bonds | 33.9% of portfolio (Continued)

Industrials | 3.2% (Continued)	Interest Rate		Maturity Date	Face Amount	Value
General Electric Co.	1.81	%(a)	12/20/17	$1,100,000	$1,101,892
General Electric Co.	2.50		03/28/20	6,930,000	6,913,728
Machinery
Caterpillar Inc.	1.50		06/26/17	500,000	500,637
Road & Rail
BNSF Railway Co.	3.80		01/01/20	330,000	338,461
Burlington Northern & Santa Fe Railway Co.	4.58		01/15/21	439,585	458,926
Burlington Northern & Santa Fe Railway Co.	4.83		01/15/23	83,156	86,743
Total Industrials					17,291,423

Information Technology | 5.9%
Communications Equipment
Cisco Systems Inc.	1.22	(a)	03/03/17	1,650,000	1,650,775
Cisco Systems Inc.	1.10		03/03/17	600,000	599,918
Cisco Systems Inc.	1.40		02/28/18	800,000	801,272
Software
Lender Processsing Services Inc.	5.75		04/15/23	1,175,000	1,230,812
Microsoft Corp.	0.88		11/15/17	250,000	249,835
Microsoft Corp.	1.00		05/01/18	900,000	897,485
Microsoft Corp.	1.63		12/06/18	675,000	678,636
Microsoft Corp.	1.10		08/08/19	3,100,000	3,056,929
Microsoft Corp.	2.00		11/03/20	950,000	950,253
Oracle Corp.	1.07	(a)	07/07/17	4,600,000	4,603,482
Technology Hardware, Storage & Peripherals
Intel Corp.	1.35		12/15/17	950,000	951,366
Apple Inc.	1.05		05/05/17	1,650,000	1,651,137
Apple Inc.	1.00		05/03/18	8,150,000	8,118,264
Apple Inc.	1.70		02/22/19	1,250,000	1,252,080
Apple Inc.	2.10		05/06/19	2,100,000	2,119,394
Apple Inc.	1.10		08/02/19	3,075,000	3,027,697
Total Information Technology					31,839,335

Materials | 0.5%
Chemicals
PPG Industries, Inc.	2.30		11/15/19	2,200,000	2,209,663
Containers & Packaging
3M Co.	1.63		09/19/21	450,000	438,108
Total Materials					2,647,771

Utilities | 9.4%
Electric Utilities
Ameren Illinois Co.	6.25		04/01/18	1,525,000	1,608,085
Alabama Power Co.	5.13		02/15/19	700,000	742,207
Atlantic City Electric Co.	4.35		04/01/21	1,625,000	1,701,822
Centerpoint Energy Resources Corp.	6.13		11/01/17	2,485,000	2,567,701
Connecticut Light & Power Co.	5.75		09/01/17	325,000	334,124
Duke Energy Florida Project Finance, LLC	1.20		03/01/22	6,700,000	6,645,844
Duke Energy Progress Inc.	1.11	(a)	11/20/17	225,000	225,171
Entergy Louisiana LLC	4.80		05/01/21	1,175,000	1,268,079
Gulf Power Co.	5.90		06/15/17	9,250,000	9,418,267
PacifiCorp	5.65		07/15/18	1,025,000	1,086,065
Public Service Co. of New Hampshire	4.50		12/01/19	2,575,000	2,740,748
San Diego Gas & Electric Co.	1.91		02/01/22	2,160,719	2,133,235
Southern California Edison Co.	1.13		05/01/17	325,000	325,043
Southern California Edison Co.	1.25		11/01/17	870,000	870,060
Southern California Edison Co.	1.85		02/01/22	6,435,000	6,326,937

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	37

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2016 (Continued)

Corporate Bonds | 33.9% of portfolio (Continued)

Utilities | 9.4% (Continued)	Interest Rate		Maturity Date	Face Amount	Value
Toledo Edison Co.	7.25%		05/01/20	$250,000	$276,405
Union Electric Co.	6.40		06/15/17	275,000	281,189
Union Electric Co.	5.10		08/01/18	975,000	1,025,570
Union Electric Co.	5.10		10/01/19	1,200,000	1,295,260
Westar Energy Inc.	5.10		07/15/20	1,275,000	1,385,623
Gas Utillities
El Paso Natural Gas Co.	5.95		04/15/17	800,000	808,984
Northern Natural Gas Co. (b)	4.25		06/01/21	475,000	476,028
Northwest Natural Gas Co.	7.00		08/01/17	2,200,000	2,260,478
Southern Natural Gas Company, LLC	4.40		06/15/21	1,100,000	1,165,581
WGL Holdings Inc.	2.25		11/01/19	2,125,000	2,113,805
Water Utillities
California Water Service Co.	5.88		05/01/19	1,275,000	1,379,772
Total Utilities					50,462,083

Telecomunication Services | 0.2%
Wireless Telecommunication Services
Ameritech Capital Funding Corp.	6.45		01/15/18	1,200,000	1,254,282
Total Telecommunication Services					1,254,282
Total Corporate Bonds (Cost $180,730,367)					182,926,816
Yankee Bonds | 13.3% of portfolio
Actavis Funding SCS	2.35		03/12/18	2,175,000	2,187,293
Alibaba Group Holding Ltd.	2.50		11/28/19	1,275,000	1,280,732
African Development Bank	8.80		09/01/19	1,350,000	1,591,537
Bayer US Finance LLC (b)	1.50		10/06/17	350,000	349,522
British Transco International Finance BV	0.00		11/04/21	690,000	591,944
China Funding Investment 2014-2	2.55	(a)	08/12/17	5,175,000	5,176,656
CNOOC Nexen Finance (2014) ULC	1.63		04/30/17	4,235,000	4,231,019
CNOOC Nexen Finance (2015) Australia Pty Ltd.	2.63		05/05/20	425,000	423,051
Commonwealth Bank of Australia (b)	2.25	(a)	03/31/17	800,000	801,474
Compagnie de Financement Foncier	0.95	(a)	03/22/17	2,100,000	2,096,058
Daimler Finance NA LLC (b)	1.38		08/01/17	400,000	399,995
Daimler Finance NA LLC (b)	1.23	(a)	08/01/17	775,000	775,576
DEPFA ACS Bank	0.91	(a)	06/20/17	1,100,000	1,095,024
Deutsche Bank AG	2.85		05/10/19	1,250,000	1,244,193
Deutsche Bank AG	2.79	(a)	05/10/19	750,000	761,005
Dexia Municipal Agency	5.25		02/16/17	1,100,000	1,102,640
Hydro-Quebec	6.27		01/03/26	80,000	95,621
Landesbank Baden-Wuerttemberg	1.38		03/05/18	8,300,000	8,283,126
Landesbank Baden-Wuerttemberg	7.63		02/01/23	1,175,000	1,461,578
International Bank for Reconstruction and Development	0.00	(c)	05/01/18	295,000	287,366
Mizuho Bank Ltd. (b)	2.15		10/20/18	325,000	325,244
Nexen Energy ULC	5.65		05/15/17	515,000	523,491
Pentair Finance S.A.	2.90		09/15/18	950,000	960,805
Petróleos Mexicanos S.A. de C.V.(b)	4.61	(a)	03/11/22	160,000	165,000
Reckitt Benckiser Treasury Services plc.(b)	2.13		09/21/18	975,000	976,523
Santander UK plc	2.50		03/14/19	250,000	251,365
Santander UK plc	2.44	(a)	03/14/19	250,000	253,282
Shell International Finance BV	1.90		08/10/18	3,175,000	3,193,844
Shell International Finance BV	1.63		11/10/18	2,125,000	2,128,487
Shell International Finance BV	1.38		09/12/19	3,000,000	2,956,530
Shell International Finance BV	1.30	(a)	09/12/19	3,000,000	3,000,882
Shell International Finance BV	2.13		05/11/20	665,000	664,206

38	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2016 (Continued)

Yankee Bonds | 13.3% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Sinopec Group Overseas Development (2014) Ltd.(b)	1.75%		04/10/17	$1,075,000	$1,074,647
Sinopec Group Overseas Development (2015) Ltd.(b)	2.50		04/28/20	1,075,000	1,067,152
Sinopec Group Overseas Development (2016) Ltd.(b)	1.75		09/29/19	2,200,000	2,164,004
Standard Chartered Bank plc.(b)	2.10		08/19/19	700,000	691,689
Standard Chartered Bank plc.(b)	2.04	(a)	08/19/19	450,000	451,823
Statoil ASA	1.25		11/09/17	2,500,000	2,497,107
Statoil ASA	1.95		11/08/18	325,000	325,986
Sumitomo Mitsui Banking Corp.	1.76		10/19/18	2,225,000	2,215,288
Toronto Dominion Bank	1.45		09/06/18	4,400,000	4,378,774
TransCanada PipeLines Ltd.	1.88		01/12/18	775,000	776,131
TransCanada PipeLines Ltd.	1.66	(a)	01/12/18	2,350,000	2,359,156
TransCanada PipeLines Ltd.	7.13		01/15/19	2,045,000	2,243,758
Volkswagen Group of America Finance LLC (b)	1.25		05/23/17	1,650,000	1,647,327
Total Yankee Bonds (Cost $71,577,978)					71,527,911
Asset Backed Securities | 22.6% of portfolio
Access Group Inc. 01	1.29	(a)	05/25/29	855,798	822,799
Access Group Inc. 04-A	0.97	(a)	04/25/29	224,013	222,454
Access Group Inc. 05-B	1.08	(a)	07/25/35	1,834,385	1,713,407
Ally Master Owner Trust 14-1	1.17	(a)	01/15/19	1,450,000	1,450,153
Ally Master Owner Trust 14-1	1.29		01/15/19	1,725,000	1,725,019
Ally Master Owner Trust 14-3	1.33		03/15/19	1,500,000	1,500,179
Ally Master Owner Trust 14-4	1.10	(a)	06/17/19	4,025,000	4,025,826
Ally Master Owner Trust 14-4	1.43		06/17/19	4,075,000	4,077,342
Ally Master Owner Trust 14-5	1.19	(a)	10/15/19	4,500,000	4,513,218
Ally Master Owner Trust 14-5	1.60		10/15/19	4,000,000	4,006,010
Ally Master Owner Trust 15-2	1.83		01/15/21	725,000	725,583
American Credit Acceptance Receivables Trust 16-A (b)	2.37		05/12/20	318,194	319,131
Avant Loans Funding Trust 16-A (b)	4.11		05/15/19	670,181	670,977
Avant Loans Funding Trust 16-B (b)	3.92		08/15/19	479,010	480,790
Avant Loans Funding Trust 16-C (b)	2.96		09/16/19	701,517	702,212
Axis Equipment Finance Receivables LLC 15-1 (b)	1.90		03/20/20	846,493	847,126
Axis Equipment Finance Receivables LLC 16-A (b)	2.21		11/20/21	1,492,174	1,486,083
California Republic Auto Receivable Trust 15-3	2.13		05/17/21	2,100,000	2,109,723
CCR Inc. MT-100 Payment Rights Master Trust 12-C (b)	4.75		07/10/22	1,395,833	1,408,131
College Loan Corp Trust 07-2	1.13	(a)	01/25/24	19,395,000	18,866,488
CPS Auto Trust 13-A (b)	1.31		06/15/20	370,047	368,780
CPS Auto Trust 13-B (b)	1.82		09/15/20	396,829	397,015
CPS Auto Trust 14-C (b)	1.31		02/15/19	550,543	550,374
CPS Auto Trust 15-A (b)	1.53		07/15/19	866,903	867,155
DT Auto Owner Trust 16-1 (b)	2.00		09/16/19	463,254	463,788
Edlinc Student Loan Funding Trust 12-A (b)	3.39	(a)	10/01/25	2,834,036	2,865,516
Education Loan Asset Backed Trust 13-1 (b)	1.59	(a)	11/25/33	7,454,379	6,649,530
Element Rail Leasing I LLC 14-1 (b)	2.30		04/19/44	2,283,041	2,221,498
Element Rail Leasing I LLC 15-1 (b)	2.71		02/19/45	829,413	808,983
Element Rail Leasing I LLC 16-1 (b)	3.97		03/19/46	446,082	446,986
Entergy New Orleans Storm Recovery Fund 15-1	2.67		06/01/27	884,302	892,109
Exeter Automobile Receivables Trust 15-3 (b)	2.00		03/16/20	655,994	656,748
Exeter Automobile Receivables Trust 16-1 (b)	2.35		07/15/20	124,449	124,888
Exeter Automobile Receivables Trust 16-3 (b)	1.84		11/16/20	1,158,123	1,156,455
Flagship Credit Auto Trust 13-2 (b)	1.94		01/15/19	21,507	21,507
Flagship Credit Auto Trust 15-3 (b)	2.38		10/15/20	688,634	691,295
Ford Credit Floorplan Master Owner Trust 14-1	1.20		02/15/19	1,750,000	1,750,081
Ford Credit Floorplan Master Owner Trust 14-1	1.10	(a)	02/15/19	1,750,000	1,750,299
Ford Credit Floorplan Master Owner Trust 16-1	1.76		02/15/21	1,250,000	1,246,424
Ford Credit Floorplan Master Owner Trust 16-1	1.60	(a)	02/15/21	1,250,000	1,263,579

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	39

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2016 (Continued)

Asset Backed Securities | 22.6% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Foursight Capital Automobile Receivables Trust 16-1 (b)	2.87	%(a)	10/15/21	$960,983	$952,654
FRS I LLC 13-1 (b)	1.80		04/15/43	144,821	141,827
KeyCorp Student Loan Trust 00-A	1.15	(a)	05/25/29	540,213	520,252
KeyCorp Student Loan Trust 00-B	1.02	(a)	07/25/29	689,519	577,504
KeyCorp Student Loan Trust 04-A	1.03	(a)	10/28/41	158,657	158,343
KeyCorp Student Loan Trust 04-A	1.16	(a)	01/27/43	559,160	494,803
KeyCorp Student Loan Trust 05-A	1.25	(a)	09/27/40	452,979	398,109
KeyCorp Student Loan Trust 06-A	1.31	(a)	09/27/35	3,435,258	3,401,320
Longtrain Leasing III LLC 2015-1 (b)	2.98		01/15/45	641,683	622,011
Navistar Financial Dealer Note Master Trust 15-1 (b)	2.16	(a)	06/25/20	725,000	725,839
Navistar Financial Dealer Note Master Trust 16-1 (b)	2.11	(a)	09/27/21	1,900,000	1,905,095
Nelnet Private Education Loan Trust 16-A (b)	3.60		12/26/40	3,340,000	3,334,876
One Main Financial Issuance Trust 14-2 (b)	2.47		09/18/24	1,396,851	1,397,398
One Main Financial Issuance Trust 15-2 (b)	2.57		07/18/25	925,000	924,964
One Main Direct Auto Receivables Trust 16-1 (b)	2.04		01/15/21	328,461	329,005
Oscar US Funding Trust 16-2 (b)	2.31		11/15/19	950,000	950,568
Sierra Auto Receivables Securities Trust 16-1 (b)	2.85		01/18/22	672,229	676,833
Skopos Auto Receivables Trust 15-2 (b)	3.55		02/15/20	315,435	316,306
SLC Student Loan Trust 05-1	1.02	(a)	02/15/45	1,280,944	1,089,711
SLC Student Loan Trust 06-A	0.98	(a)	07/15/36	3,275,000	3,217,390
SLC Student Loan Trust 06-A	1.13	(a)	07/15/36	6,250,000	5,581,377
SLM Student Loan Trust 03-A	1.40	(a)	09/15/20	579,174	577,247
SLM Student Loan Trust 03-B	1.36	(a)	03/15/22	1,512,127	1,500,606
SLM Student Loan Trust 03-11	1.50	(a)	12/15/38	639,006	563,114
SLM Student Loan Trust 04-A	1.25	(a)	06/15/33	2,786,597	2,686,894
SLM Student Loan Trust 04-B	1.18	(a)	06/15/21	56,048	55,964
SLM Student Loan Trust 04-B	1.29	(a)	03/15/24	5,275,000	5,074,602
SLM Student Loan Trust 05-A	1.05	(a)	06/15/23	2,317,206	2,244,787
SLM Student Loan Trust 06-A	1.04	(a)	12/15/23	2,227,717	2,210,233
SLM Student Loan Trust 07-A	0.97	(a)	09/15/25	431,517	429,772
Small Business Administration 02-20K	5.08		11/01/22	20,225	21,342
ThunderRoad Motorcycle Trust 16-1 (b)	4.00		09/15/22	1,382,872	1,397,548
United Auto Credit Securitization Trust 16-2 (b)	1.67		09/10/18	540,417	540,866
Total Asset Backed Securities (Cost $120,306,416)					121,884,821
Mortgage Backed Securities | 2.6% of portfolio
Accredited Mortgage Loan Trust 03-1	4.33	(a)	06/25/33	102,190	98,111
ACE Securities Corp. 06-ASL1	0.86	(a)	02/25/36	295,019	171,912
ACE Securities Corp. 06-GP1	0.85	(a)	02/25/31	9,417	9,330
ACE Securities Corp. 06-SL1	0.90	(a)	09/25/35	115,211	68,456
Adjustable Rate Mortgage Trust 05-10	3.21	(a)	01/25/36	61,256	52,349
American Business Financial Services 02-1	7.01		12/15/32	67,764	66,198
American Home Mortgage Investment Trust 05-01	3.28	(a)	06/25/45	63,241	62,791
American Home Mortgage Investment Trust 05-03	4.97		09/25/35	10,010	9,920
Amresco Residential Securities 98-1	7.32		10/25/27	44,516	49,503
Banc of America Alternative Loan Trust Inc. 07-2	5.75		06/25/37	93,093	78,338
Banc of America Funding Corp. 04-A	3.04	(a)	09/20/34	10,143	10,035
Banc of America Funding Corp. 05-G	3.09	(a)	10/20/35	222,039	207,219
Banc of America Funding Corp. 07-5	6.50		07/25/37	32,594	31,564
Banc of America Mortgage Securities Inc. 02-J	3.96	(a)	09/25/32	2,690	2,535
Banc of America Mortgage Securities Inc. 05-1	5.00		02/25/20	5,793	5,877
Banc of America Mortgage Securities Inc. 05-C	3.18	(a)	04/25/35	22,385	20,682
Bayview Financial Acquisition Trust 06-D	5.93		12/28/36	3,721,393	3,688,463
Bayview Financial Asset Trust 07-SR1A (b)	1.21	(a)	03/25/37	165,456	137,116
Bear Stearns Adjustable Rate Mortgage Trust 04-10	3.31	(a)	01/25/35	210,359	205,357
Bear Stearns Adjustable Rate Mortgage Trust 05-12	3.39	(a)	02/25/36	25,624	24,397

40	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2016 (Continued)

Mortgage Backed Securities | 2.6% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Bear Stearns ALT-A Trust 04-11	3.31	%(a)	11/25/34	$11,240	$10,593
Bear Stearns ALT-A Trust 05-4	2.99	(a)	05/25/35	80,252	77,139
Bear Stearns ALT-A Trust 05-9	3.48	(a)	11/25/35	41,932	33,305
Bear Stearns ALT-A Trust 06-6	3.13	(a)	11/25/36	155,975	121,308
Bear Stearns Asset Backed Securities Trust 03-3	1.76	(a)	06/25/43	45,799	45,022
Bear Stearns Asset Backed Securities Trust 04-HE5	2.46	(a)	07/25/34	104,720	102,575
Bear Stearns Structured Products Inc., 00-1 (b)	7.33	(a)	08/28/33	1,230	1,112
CDC Mortgage Capital Trust 02-HE1	1.21	(a)	01/25/33	270,491	250,862
Chase Mortgage Finance Corp. 05-A1	3.11	(a)	12/25/35	7,997	7,613
Chaseflex Trust 05-2	6.00		06/25/35	89,447	82,110
CITICORP Mortgage Securities, Inc. 07-1	5.50		01/25/22	12,369	12,443
CITICORP Mortgage Securities, Inc. 07 -1	5.89	(d)	03/25/37	168,960	175,485
Citigroup Mortgage Loan Trust, Inc. 05-7	2.88	(a)	09/25/35	210,135	146,594
Cityscape Home Equity Loan Trust 96-2	8.10		08/25/26	56,255	56,192
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	119,646	124,388
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	22,346	16,767
Countrywide Alternative Loan Trust 04-24CB	6.00		11/25/34	41,020	42,374
Countrywide Alternative Loan Trust 05-11CB	5.50		06/25/35	89,971	86,466
Countrywide Alternative Loan Trust 05-43	3.04	(a)	10/25/35	26,376	21,382
Countrywide Asset Backed Certificate 02-S2	5.98		01/25/17	49,162	49,096
Countrywide Asset Backed Certificate 02-S4	5.22	(a)	10/25/17	74,750	74,461
Countrywide Asset Backed Certificate 04-S1	5.12		02/25/35	24,129	24,460
Countrywide Asset Backed Certificate 06-S7	5.71	(a)	11/25/35	50,456	50,087
Countrywide Asset Backed Certificate 07-S1	5.69		11/25/36	26,521	26,204
Countrywide Home Loans 03-49	3.15	(a)	12/19/33	21,055	21,357
Countrywide Home Loans 05-HYB8	3.11	(a)	12/20/35	78,827	65,267
Countrywide Home Loans 06-HYB5	3.01	(a)	09/20/36	52,936	41,814
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	9,058	9,081
Credit Suisse First Boston Mortgage 03-AR24	3.07	(a)	10/25/33	155,833	152,747
Credit Suisse First Boston Mortgage 03-FFA	6.60	(a)	02/25/33	9,743	9,694
Credit Suisse First Boston Mortgage 04-AR3	2.99	(a)	04/25/34	42,151	42,774
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	44,769	43,750
DLJ Mortgage Acceptance Corp. 91-3	2.38	(a)	01/25/21	1,679	1,683
Encore Credit Receivables Trust 05-3	1.32	(a)	10/25/35	419,660	418,002
FHLMC 2649	4.50		07/15/18	25,102	25,536
FHLMC 780754	2.76	(a)	08/01/33	3,207	3,385
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	11,955	11,965
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	2.76	(a)	09/25/34	18,424	17,900
First Horizon Mortgage Pass-Through Trust 05-AR2	3.27	(a)	05/25/35	86,245	78,617
FNMA 03-38	5.00		03/25/23	1,655	1,659
FNMA 813842	2.43	(a)	01/01/35	9,956	10,359
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75		10/25/36	28,550	27,428
GMAC Mortgage Corp. Loan Trust 07-HE1	5.95		08/25/37	1,100,000	1,099,641
GNMA 03-11	4.00		10/17/29	77,481	81,524
GNMA 03-26	1.16	(a)	04/16/33	8,619	8,669
GNMA 04-17	4.50		12/20/33	14,398	15,284
GNMA 583189	4.50		02/20/17	165	165
Green Tree Financial Corp. 98-5	6.22		03/01/30	69,969	74,087
GS Mortgage Loan Trust 03-10	2.87	(a)	10/25/33	78,999	76,411
GS Mortgage Loan Trust 05-8F	5.50		10/25/20	16,696	16,930
GS Mortgage Loan Trust 05-AR3	3.10	(a)	05/25/35	52,282	48,777
GS Mortgage Loan Trust 05-AR6	3.05	(a)	09/25/35	30,888	30,672
Home Equity Mortgage Trust 06-1	5.80		05/25/36	853,774	625,831
Home Equity Mortgage Trust 06-2	5.91	(a)	07/25/36	1,120,000	75,534
Home Savings of America 9	0.00	(a)	11/25/17	9,545	9,286
Home Savings of America 11	4.85	(a)	01/25/18	4,583	4,583
IMPAC Secured Assets Corp. 03-3	4.91	(a)	08/25/33	91,371	93,822
Indymac Indx Mortgage Loan Trust 04-AR6	3.08	(a)	10/25/34	308	304

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	41

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2016 (Continued)

Mortgage Backed Securities | 2.6% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Indymac Indx Mortgage Loan Trust 05-AR15	3.01	%(a)	09/25/35	$27,329	$22,843
Indymac Residential Mortgage-Backed Trust 05-L1 (e)	0.99	(a)	07/25/13	177,966	71,271
JP Morgan Mortgage Trust 05-A2	2.69	(a)	04/25/35	161,028	157,943
Lehman ABS Manufactured Housing Contract 01-B	4.35		04/15/40	30,034	30,567
Master Adjustable Rate Mortgages Trust 04-13	3.03	(a)	04/21/34	15,236	15,600
Master Adjustable Rate Mortgages Trust 05-1	2.98	(a)	01/25/35	13,172	12,805
Master Alternative Loans Trust 03-5	6.00		08/25/33	35,542	37,248
Master Asset Backed Securities Trust 07-NCW (b)	0.88	(a)	05/25/37	365,006	308,573
Master Asset Securitization Trust 03-6	5.00		07/25/18	2,100	2,119
Master Asset Securitization Trust 07-1	6.00		10/25/22	13,365	13,155
Merrill Lynch Mortgage Investors Trust 03-A2	2.76	(a)	02/25/33	28,881	28,150
Merrill Lynch Mortgage Investors Trust 06-SL1	0.94	(a)	09/25/36	12,782	12,752
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	5,264	5,279
Morgan Stanley Mortgage Loan Trust 05-5AR	3.49	(a)	09/25/35	28,667	20,320
Morgan Stanley Mortgage Loan Trust 06-1AR	3.19	(a)	02/25/36	99,952	75,640
Morgan Stanley Mortgage Loan Trust 07-10XS	6.00		07/25/37	611,578	147,021
New Century Home Equity Loan Trust 97-NC5	7.20	(a)	10/25/28	3	3
Nomura Asset Acceptance Corporation 06-AF2	0.68	(a)	08/25/36	164,227	57,604
Nomura Asset Acceptance Corporation 07-1	5.96		03/25/47	157,578	156,046
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	219,710	218,893
Oakwood Mortgage Investors, Inc. 02-A (e)	0.26	(a)	09/15/14	99,980	90,583
Option One Mortgage Loan Trust 07-FXD2	5.90		03/25/37	12,264	11,228
Prime Mortgage Trust 05-2	5.00		07/25/20	10,099	10,146
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	25,915	25,971
Residential Accredit Loans, Inc. 06-QS4	6.00		04/25/36	232,106	199,281
Residential Asset Mortgage Products Inc. 02-RS5	4.75		09/25/32	76,543	76,687
Residential Asset Mortgage Products Inc. 03-RZ3	4.62		06/25/33	99,130	96,744
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	16,506	16,694
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	119,618	103,632
Residential Funding Mortgage Securities 00-HI5	7.98		12/25/25	24,129	24,002
Residential Funding Mortgage Securities I 03-S15	4.50		08/25/18	4,275	4,303
Residential Funding Mortgage Securities I 05-SA2	3.20	(a)	06/25/35	29,072	24,091
Residential Funding Mortgage Securities I 06-SA1	4.06	(a)	02/25/36	31,439	28,380
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	8,653	8,641
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	8	8
Structured Adjustable Rate Mortgage Loan Trust 04-3AC	2.94	(a)	03/25/34	13,421	13,372
Structured Adjustable Rate Mortgage Loan Trust 04-4	3.03	(a)	04/25/34	358,836	355,524
Structured Adjustable Rate Mortgage Loan Trust 04-11	3.12	(a)	08/25/34	29,015	28,722
Structured Adjustable Rate Mortgage Loan Trust 04-18	3.54	(a)	12/25/34	59,828	42,188
Structured Adjustable Rate Mortgage Loan Trust 05-11	3.13	(a)	05/25/35	226,028	208,248
Structured Adjustable Rate Mortgage Loan Trust 06-1	3.10	(a)	02/25/36	18,016	15,648
Structured Adjustable Rate Mortgage Loan Trust 06-4	2.92	(a)	05/25/36	59,647	46,876
Structured Adjustable Rate Mortgage Loan Trust 06-4	3.27	(a)	05/25/36	60,478	50,400
Structured Asset Mortgage Investments 04-AR5	2.75	(a)	10/19/34	22,391	21,867
Structured Asset Securities Corp. 98-RF1 (b)	6.02	(a)	04/15/27	18,787	18,642
Structured Asset Securities Corp. 03-37A	3.25	(a)	12/25/33	119,917	118,104
Structured Asset Securities Corp. 04-3	5.20	(a)	03/25/24	91,312	92,383
Terwin Mortgage Trust 04-5HE	1.47	(a)	06/25/35	471,910	432,282
Wachovia Mortgage Loan Trust 06-A	3.06	(a)	05/20/36	73,289	69,444
Washington Mutual Mortgage Securities Corp. 04-AR3	2.80	(a)	06/25/34	32,859	32,959
Washington Mutual Mortgage Securities Corp. 04-AR14	2.83	(a)	01/25/35	58,432	58,399
Washington Mutual MSC Mortgage Pass-Through Certificates 03-MS2	5.00		03/25/18	4,265	4,297
Wells Fargo Mortgage Backed Securities Trust 04-B	2.81	(a)	02/25/34	11,096	11,026
Wells Fargo Mortgage Backed Securities Trust 04-E	3.08	(a)	05/25/34	13,538	13,660
Wells Fargo Mortgage Backed Securities Trust 04-EE	3.21	(a)	12/25/34	11,449	11,805
Wells Fargo Mortgage Backed Securities Trust 04-F	2.91	(a)	06/25/34	35,883	36,237
Wells Fargo Mortgage Backed Securities Trust 04-I	3.13	(a)	07/25/34	2,625	2,657

42	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2016 (Continued)

Mortgage Backed Securities | 2.6% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Wells Fargo Mortgage Backed Securities Trust 04-K	3.11	%(a)	07/25/34	$52,984	$52,861
Wells Fargo Mortgage Backed Securities Trust 04-K	3.10	(a)	07/25/34	18,294	18,961
Wells Fargo Mortgage Backed Securities Trust 04-K	3.10	(a)	07/25/34	20,352	20,659
Wells Fargo Mortgage Backed Securities Trust 04-R	3.03	(a)	09/25/34	25,508	26,091
Wells Fargo Mortgage Backed Securities Trust 05-AR14	3.01	(a)	08/25/35	12,200	12,233
Wells Fargo Mortgage Backed Securities Trust 05-AR15	3.05	(a)	09/25/35	97,497	95,665
Wells Fargo Mortgage Backed Securities Trust 05-AR16	3.08	(a)	10/25/35	24,467	23,573
Wells Fargo Mortgage Backed Securities Trust 06-AR4	3.20	(a)	04/25/36	21,832	19,877
Wells Fargo Mortgage Backed Securities Trust 06-AR19	3.03	(a)	12/25/36	13,901	12,680
Total Mortgage Backed Securities (Cost $15,774,102)					13,964,292
Municipal Bonds | 20.3% of portfolio
Alaska Housing Finance Corp.	2.80		12/01/26	65,000	63,103
Alaska Housing Finance Corp.	1.42	(a)	06/01/43	5,150,000	5,155,305
Alaska Student Loan Corp.	1.26	(a)	08/25/31	801,747	784,518
Austin TX	1.58		09/01/17	3,250,000	3,267,875
Colorado Housing & Finance Authority	1.17		05/01/17	1,255,000	1,255,590
Colorado Housing & Finance Authority	1.69		05/01/18	1,245,000	1,248,635
Colorado State Department of Corrections	2.26		09/01/17	3,375,000	3,407,029
Desert Sands California Unified School District	2.28		06/01/19	375,000	377,093
Energy Northwest, WA	2.15		07/01/18	850,000	860,795
Florida State Board of Administration Finance Corp.	2.16		07/01/19	4,375,000	4,410,394
Illinois, State of Sales Tax Revenue	2.23		06/15/19	3,625,000	3,638,920
Indiana Bond Bank	1.48		01/15/17	1,285,000	1,285,257
Indiana Bond Bank	2.08		01/15/19	300,000	302,199
Jobsohio Beverage System, OH	1.57		01/01/17	925,000	925,000
Lehigh County Authority PA	3.44		12/01/18	3,825,000	3,904,254
Missouri Higher Education Loan Authority	1.41	(a)	01/26/26	281,039	274,460
Mississippi, State of	2.40		10/01/22	225,000	224,428
New Jersey Economic Development Authority	0.00	(c)	02/15/17	1,890,000	1,886,749
New Jersey Economic Development Authority	0.00	(c)	02/15/18	3,125,000	3,046,719
New Jersey Economic Development Authority	0.00	(c)	02/15/19	4,015,000	3,781,809
New Jersey Economic Development Authority	0.00	(c)	02/15/20	12,575,000	11,377,357
New Jersey Economic Development Authority	0.00	(c)	02/15/21	1,350,000	1,180,467
New Jersey Economic Development Authority	0.00	(c)	02/15/22	755,000	629,912
New Orleans Louisiana	2.12		09/01/17	825,000	831,394
New Orleans Louisiana	2.80		09/01/19	1,725,000	1,745,527
New York City, NY Transitional Finance Authority	1.80		08/01/18	1,475,000	1,483,629
New York City, NY Transitional Finance Authority	1.85		05/01/19	2,025,000	2,034,497
New York City, NY Transitional Finance Authority	2.45		08/01/20	1,000,000	1,014,890
New York City, NY Transitional Finance Authority	2.75		11/01/20	2,695,000	2,748,469
New York City, NY Transitional Finance Authority	2.85		02/01/21	2,775,000	2,835,190
New York State Urban Development Corp.	2.35		03/15/20	4,350,000	4,431,649
North Carolina Housing Finance Agency	4.00		01/01/30	1,155,000	1,180,248
North Carolina State Education Assistance Authority	1.56	(a)	07/25/39	721,863	711,288
Oklahoma Student Loan Authority	1.26	(a)	02/25/32	610,034	598,767
Pennsylvania Higher Education Assistance Agency (b)	1.13	(a)	05/25/57	256,323	253,173
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(c)	04/15/18	9,720,000	9,441,522
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(c)	04/15/19	2,500,000	2,343,350
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(c)	04/15/20	5,285,000	4,762,102
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(c)	04/15/20	1,730,000	1,563,868
Puerto Rico, Commonwealth of	5.50		07/01/17	320,000	325,459

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	43

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2016 (Continued)

Municipal Bonds | 20.3% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Puerto Rico, Commonwealth of	5.50%		07/01/17	$230,000	$234,179
Puerto Rico, Commonwealth of	5.50		07/01/18	340,000	354,005
Puerto Rico, Commonwealth of	5.25		07/01/18	390,000	405,928
Puerto Rico, Commonwealth of	5.50		07/01/19	250,000	264,265
Puerto Rico Electric Power Authority	5.00		07/01/18	300,000	300,561
Puerto Rico Electric Power Authority	5.00		07/01/17	330,000	334,831
Puerto Rico Electric Power Authority	5.50		07/01/17	500,000	508,530
Puerto Rico Highway & Transportation Authority	5.50		07/01/17	725,000	738,173
Puerto Rico Highway & Transportation Authority	6.00		07/01/18	420,000	441,416
Puerto Rico Highway & Transportation Authority	5.50		07/01/19	475,000	502,104
Puerto Rico Highway & Transportation Authority	6.25		07/01/21	2,400,000	2,605,752
Puerto Rico Sales Tax Financing Corp.	5.25		08/01/19	3,175,000	1,539,939
Puerto Rico Sales Tax Financing Corp.	4.38		08/01/20	905,000	420,852
Stockton California Pension Obligation	5.14		09/01/17	415,000	417,677
University of California	2.85		05/15/20	540,000	556,259
Utility Debt Securitization Authority, NY	2.04		06/15/21	415,000	415,954
Vermont Student Assistance Corp.	1.29	(a)	07/28/34	928,341	904,074
Village of Rosemont Illinois	2.77		12/01/18	1,375,000	1,389,781
Wayne County Michigan	4.25		12/01/18	779,000	783,129
Wisconsin, Public Finance Authority	2.50		09/01/18	2,250,000	2,253,937
Wisconsin, Public Finance Authority	2.63		11/01/19	2,375,000	2,358,707
Total Municipal Bonds (Cost $110,141,215)					109,322,943
U.S. Government and Agency Obligations | 5.5% of portfolio
Overseas Private Investment Corp.	3.56	(f)	04/23/17	1,000,000	1,269,375
Overseas Private Investment Corp.	1.30		06/15/19	428,571	426,775
Overseas Private Investment Corp.	1.50	(g)	11/15/20	1,075,000	1,149,328
Overseas Private Investment Corp.	2.52		09/15/22	1,750,000	1,728,345
Tennessee Valley Authority	0.00	(c)	06/15/21	595,000	532,769
U.S. Department of Housing & Urban Development	1.88		08/01/19	950,000	958,425
U.S. Department of Housing & Urban Development	6.07		08/01/21	12,000	12,024
U.S. Department of Housing & Urban Development	6.12		08/01/22	109,000	109,129
U.S. Treasury Notes	0.75		03/15/17	2,950,000	2,951,670
U.S. Treasury Notes	1.00		03/31/17	10,000,000	10,012,380
U.S. Treasury Notes	0.88		06/15/17	2,900,000	2,903,399
U.S. Treasury Notes	1.88		08/31/17	1,925,000	1,939,114
U.S. Treasury Notes	1.00		09/15/17	1,700,000	1,702,630
U.S. Treasury Notes	1.63		04/30/19	1,975,000	1,989,811
U.S. Treasury Notes	1.38		10/31/20	2,175,000	2,146,662
Total U.S. Government and Agency Obligations (Cost $29,770,811)					29,831,836
Commercial Paper | 1.8% of portfolio
Arizona Public Service Co.	0.82		01/03/17	9,595,000	9,594,214
Total Commercial Paper (Cost $9,594,563)					9,594,214

44	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2016 (Continued)

Money Market | less than 0.1% of portfolio

	Interest Rate		Maturity Date	Shares	Value
State Street Institutional US Government Money Market Fund (Premier Class)	0.42	%(h)		677	$677
Total Money Market (Cost $677)					677

Total Investment in Securities | 100% (Cost $539,896,129)					$539,053,510

(a)	Variable coupon rate as of December 31, 2016.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $58,374,512 and represents 10.8% of total investments.

(c)	Zero coupon security, purchased at a discount.

(d)	Step coupon security, the current rate may be adjusted upwards before maturity date.

(e)	Security did not mature on maturity date. While additional principal and interest have been received past the maturity date, the amount and timing of future payments is uncertain.

(f)	Interest is paid at maturity.

(g)	Interest is paid at put date.

(h)	7-day yield at December 31, 2016.

NA – National Association

LLC – Limited Liablity Company

SCS – Société En Commandite Simple

BV – Besloten Vennootschap

ULC – Unlimited Liability Corporation

AG – Aktiengesellschaft

SA – Sociedad Anónima or Société Anonyme

S.A. de C.V. – Sociedad Anonima de Capital Variable

plc – Public Limited Company

ASA – Allmennaksjeselskap

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	45

Portfolio of Investments

Stock Index Fund  |  December 31, 2016

	Cost	Value
Investment in S&P 500 Index Master Portfolio	$50,362,870	$123,150,538

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Stock Index Master Portfolio managed by BlackRock Fund Advisors. As of December 31, 2016, the Stock Index Fund’s ownership interest in the S&P 500 Stock Master Portfolio was 1.26%. See the Portfolio of Investments for the S&P 500 Stock Master Portfolio for holdings information.

46	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Value Fund  |  December 31, 2016

Common Stocks | 98.5% of portfolio

Consumer Discretionary | 4.5%	Shares	Value
Auto Components
Adient plc (a)	15,743	$922,540
Cooper Tire & Rubber Co.	440,000	17,094,000
Distributors
Genuine Parts Co.	240,400	22,967,816
LKQ Corp. (a)	82,398	2,525,499
Total Consumer Discretionary		43,509,855

Consumer Staples | 2.0%
Food Products
J.M. Smucker Co. (The)	148,853	19,062,115
Total Consumer Staples		19,062,115

Energy | 10.4%
Energy Equipment & Services
Baker Hughes Inc.	187,000	12,149,390
Helmerich & Payne, Inc.	110,000	8,514,000
Oil, Gas, & Consumable Fuels
Chevron Corp.	295,000	34,721,500
ConocoPhillips	452,400	22,683,336
Marathon Oil Corp.	663,100	11,478,261
QEP Resources, Inc.	552,400	10,169,684
Total Energy		99,716,171

Financials | 14.2%
Banks
Bank of America Corp.	600,200	13,264,420
JPMorgan Chase & Co.	517,600	44,663,704
Wells Fargo & Co.	221,000	12,179,310
Insurance
Allstate Corp. (The)	369,000	27,350,280
American International Group, Inc.	423,298	27,645,592
Chubb Limited	85,469	11,292,164
Total Financials		136,395,470

Health Care | 19.7%
Biotechnology
AbbVie Inc.	299,000	18,723,380
Health Care Equipment & Supplies
Abbott Laboratories	399,000	15,325,590
Medtronic, plc	198,465	14,136,662
Life Sciences Tools & Services
Mettler-Toledo International Inc. (a)	45,000	18,835,200
Pharmaceuticals
Bristol-Myers Squibb Co.	719,700	42,059,268
GlaxoSmithKline plc ADR	454,000	17,483,540
Merck & Co., Inc.	456,000	26,844,720
Pfizer, Inc.	1,107,000	35,955,360
Total Health Care		189,363,720

Industrials | 18.0%
Aerospace & Defense
Honeywell International Inc.	281,100	32,565,435
Airlines
Southwest Airlines Co.	844,100	42,069,944

Industrials | 18.0% (Continued)	Shares	Value
Commercial Services & Supplies
Johnson Controls International plc	157,431	$6,484,583
Industrial Conglomerates
General Electric Co.	1,109,000	35,044,400
Machinery
Flowserve Corp.	285,900	13,737,495
Parker-Hannifin Corp.	246,400	34,496,000
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	130,500	7,751,700
Total Industrials		172,149,557

Information Technology | 19.5%
Communications Equipment
Cisco Systems, Inc.	1,343,500	40,600,570
Electronic Equipment, Instruments & Components
TE Connectivity Ltd.	262,850	18,210,248
Internet Software & Services
Alphabet Inc. (Class C) (a)	28,000	21,610,960
IT Services
Leidos Holdings Inc.	250,750	12,823,355
Visa Inc. (Class A)	356,000	27,775,120
Semiconductors & Semiconductor Equipment
Intel Corp.	1,185,000	42,979,950
Software
Microsoft Corp.	362,000	22,494,680
Total Information Technology		186,494,883

Materials | 10.2%
Chemicals
Dow Chemical Co. (The)	711,900	40,734,918
Containers & Packaging
Avery Dennison Corp.	520,000	36,514,400
Bemis Co., Inc.	433,600	20,734,752
Total Materials		97,984,070
Total Common Stocks (Cost $533,168,415)		944,675,841

Commercial Paper | 1.5%	Face Amount
South Jersey Gas Co., 1.75%, 01/03/17 (b)	$8,315,000	8,314,292
Tyco International Holding SARL, 0.9%, 01/03/17 (b)	6,032,000	6,031,486
Total Commercial Paper (Cost $14,346,357)		14,345,778

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	47

Portfolio of Investments  |  Value Fund  |   December 31, 2016 (Continued)

Money Market Fund | Less than 0.1% of portfolio

	Shares	Value
State Street Institutional US Government Money Market Fund (Premier Class), 0.42% (c)	755	$755
Total Money Market Fund (Cost $755)		755

Total Investments in Securities (Cost $547,515,527) | 100%		$959,022,374

(a)	Non-income producing.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $14,345,778 and represents 1.5% of total investments.

(c)	7-day yield at December 31, 2016.

plc	– Public Limited Company

ADR	– American Depositary Receipt

SARL	– Société à responsabilité limitée

48	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Growth Fund  |  December 31, 2016

Common Stocks | 98.1% of portfolio

Consumer Discretionary | 25.7%	Shares	Value
Automobiles
Ferrari NV	12,170	$707,564
Tesla Motors, Inc. (a)	7,540	1,611,223
Hotels, Restaurants & Leisure
Hilton Worldwide Holdings Inc.	62,999	1,713,573
MGM Resorts International (a)	83,097	2,395,686
Starbucks Corp.	13,800	766,176
Yum! Brands, Inc.	8,000	506,640
Internet & Direct Marketing Retail
Amazon.com, Inc. (a)	13,040	9,778,305
Netflix, Inc. (a)	8,900	1,101,820
Priceline Group, Inc. (The) (a)	4,160	6,098,809
Multiline Retail
Dollar General Corp.	20,100	1,488,807
Specialty Retail
Home Depot, Inc. (The)	8,000	1,072,640
Lowe’s Cos., Inc.	6,300	448,056
O’Reilly Automotive, Inc. (a)	2,500	696,025
Ross Stores, Inc.	13,500	885,600
Tractor Supply Co.	12,464	944,896
Total Consumer Discretionary		30,215,820

Consumer Staples | 1.7%
Food & Staples Retailing
Costco Wholesale Corp.	4,700	752,517
Tobacco
Philip Morris International Inc.	14,000	1,280,860
Total Consumer Staples		2,033,377

Financials | 8.4%
Banks
Citizens Financial Group, Inc.	15,300	545,139
First Republic Bank	2,419	222,887
Capital Markets
Charles Schwab Corp. (The)	2,600	102,622
CME Group Inc.	7,100	818,985
Intercontinental Exchange, Inc.	30,600	1,726,452
Morgan Stanley	73,026	3,085,348
State Street Corp.	20,367	1,582,923
TD Ameritrade Holding Corp.	39,365	1,716,314
Total Financials		9,800,670

Health Care | 18.5%
Biotechnology
Alexion Pharmaceuticals Inc. (a)	12,801	1,566,202
Biogen Inc. (a)	4,309	1,221,946
Celgene Corp. (a)	7,600	879,700
Incyte Corp. (a)	2,800	280,756
Vertex Pharmaceuticals, Inc. (a)	12,900	950,343
Health Care Equipment & Supplies
Danaher Corp.	30,600	2,381,904
Intuitive Surgical, Inc. (a)	3,685	2,336,916
Stryker Corp.	11,833	1,417,712
Health Care Providers & Services
Aetna Inc.	9,440	1,170,654
Anthem, Inc.	4,166	598,946
Centene Corp. (a)	14,100	796,791

Health Care | 18.5% (Continued)	Shares	Value
Cigna Corp.	7,100	$947,069
Humana Inc.	7,941	1,620,202
Unitedhealth Group Inc.	17,400	2,784,696
Life Sciences Tools & Services
Illumina, Inc. (a)	2,124	271,957
Pharmaceuticals
Allergan plc (a)	4,846	1,017,709
Bristol-Myers Squibb Co.	17,500	1,022,700
Merck & Co., Inc.	7,833	461,129
Total Health Care		21,727,332

Industrials | 9.4%
Aerospace & Defense
Boeing Co. (The)	20,557	3,200,314
Textron Inc.	13,700	665,272
Airlines
Alaska Air Group, Inc.	24,351	2,160,664
American Airlines Group Inc.	53,150	2,481,574
Air Freight & Logistics
FedEx Corp.	7,900	1,470,980
Machinery
Fortive Corp.	20,200	1,083,326
Total Industrials		11,062,130

Information Technology | 32.0%
Communications Equipment
Palo Alto Networks, Inc. (a)	2,400	300,120
Internet Software & Services
Alibaba Group Holding Ltd. ADR (a)	16,000	1,404,960
Alphabet Inc. (Class A) (a)	6,360	5,039,982
Alphabet Inc. (Class C) (a)	3,612	2,787,814
Facebook, Inc. (Class A) (a)	39,800	4,578,990
Tencent Holdings Ltd. ADR	47,100	1,140,762
IT Services
PayPal Holdings, Inc. (a)	60,800	2,399,776
Visa Inc. (Class A)	57,000	4,447,140
Semiconductors & Semiconductor Equipment
ASML Holding NV ADR	13,600	1,525,920
NVIDIA Corp.	5,816	620,800
NXP Semiconductors NV (a)	21,554	2,112,508
Software
Intuit Inc.	8,691	996,075
Microsoft Corp.	71,300	4,430,582
Red Hat, Inc. (a)	13,200	920,040
salesforce.com, Inc. (a)	24,700	1,690,962
ServiceNow, Inc. (a)	17,892	1,330,091
Workday, Inc. (Class A) (a)	9,100	601,419
Technology Hardware, Storage, & Peripherals
Apple Inc.	10,700	1,239,274
Total Information Technology		37,567,215

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	49

Portfolio of Investments  |  Growth Fund  |  December 31, 2016 (Continued)

Common Stocks | 98.1% of portfolio (Continued)

Materials | 0.8%	Shares	Value
Construction Materials
Vulcan Materials Co.	7,400	$926,110
Total Materials		926,110

Real Estate | 0.6%
Equity Real Estate Investment Trusts (REITs)
Crown Castle International Corp.	7,800	676,806
Total Real Estate		676,806

Telecommunication Services | 1.0%
Wireless Telecommunication Services
T-Mobile US, Inc. (a)	20,400	1,173,204
Total Telecommunication Services		1,173,204
Total Common Stocks (Cost $91,109,206)		115,182,664
Money Market Fund | 1.9% of portfolio
State Street Institutional US Government Money Market Fund (Premier Class), 0.42% (b)	2,215,615	2,215,615
Total Money Market Fund (Cost $2,215,615)		2,215,615

Total Investments in Securities (Cost $93,324,821) | 100%		$117,398,279

(a)	Non-income producing.

(b)	7-day yield at December 31, 2016.

NV	– Naamloze Vennottschap

plc	– Public Limited Company

ADR	– American Depositary Receipt

50	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Small-Company Stock Fund  |  December 31, 2016

Common Stocks | 95.5% of portfolio

Consumer Discretionary | 17.6%	Shares	Value
Auto Components
Cooper Tire & Rubber Co.	799,450	$31,058,633
Distributors
Core-Mark Holding Company, Inc.	739,592	31,854,227
Hotels, Restaurants, & Leisure
BJ’s Restaurants, Inc. (a)	657,427	25,836,881
Cracker Barrel Old Country Store, Inc.	210,209	35,100,699
Wendy’s Co. (The)	2,040,260	27,584,315
Multiline Retail
Fred’s, Inc. (Class A)	1,685,683	31,286,277
Specialty Retail
Francesca’s Holdings Corp. (a)	1,718,100	30,977,342
Textiles, Apparel, & Luxury Goods
G-III Apparel Group, Ltd. (a)	647,500	19,140,100
Total Consumer Discretionary		232,838,474

Consumer Staples | 2.4%
Food & Staples Retailing
United Natural Foods, Inc. (a)	668,100	31,881,732
Total Consumer Staples		31,881,732

Energy | 1.0%
Energy Equipment & Services
Rowan Companies plc	248,000	4,684,720
Oil, Gas, & Consumable Fuels
Cimarex Energy Co.	59,400	8,072,460
Total Energy		12,757,180

Financials | 19.6%
Banks
BB&T Corp.	250,000	11,755,000
Capital Bank Financial Corp.	37,577	1,474,897
Cardinal Financial Corp.	1,162,000	38,101,980
FB Financial Corp. (a)	133,700	3,469,515
Glacier Bancorp, Inc.	629,000	22,788,670
Middleburg Financial Corp.	58,400	2,029,400
National Bankshares, Inc. (Virginia)	448,702	19,496,102
State Bank Financial Corp.	1,231,700	33,083,462
Sterling Bancorp	1,087,900	25,456,860
Texas Capital Bancshares, Inc. (a)	533,417	41,819,892
Consumer Finance
Encore Capital Group, Inc. (a)	1,236,289	35,419,680
Insurance
Kinsale Capital Group, Inc.	300,000	10,203,000
National General Holdings Corp.	551,442	13,780,536
Total Financials		258,878,994

Health Care | 2.3%
Health Care Equipment & Supplies
STERIS plc	342,112	23,054,927
Life Sciences Tools & Services
NanoString Technologies, Inc. (a)	332,000	7,403,600
Total Health Care		30,458,527

Industrials | 36.0%	Shares	Value
Aerospace & Defense
Huntington Ingalls Industries, Inc.	157,208	$28,956,142
Triumph Group, Inc.	737,800	19,551,700
Air Freight & Logistics
Radiant Logistics, Inc. (a)	1,444,100	5,631,990
Building Products
NCI Building Systems, Inc. (a)	1,139,632	17,835,241
Construction & Engineering
Dycom Industries, Inc. (a)	1,135,299	91,153,157
Orion Group Holdings, Inc. (a)	1,853,794	18,445,250
Primoris Services Corp.	1,102,400	25,112,672
Electrical Equipment
BWX Technologies, Inc.	626,200	24,860,140
Industrial Conglomerates
Carlisle Companies Inc.	125,600	13,852,424
Machinery
Gorman-Rupp Co. (The)	644,775	19,955,786
Manitowoc Co., Inc. (The)	759,400	4,541,212
Manitowoc Foodservice, Inc. (a)	759,400	14,679,202
NN, Inc.	1,348,200	25,683,210
Standex International Corp.	328,244	28,836,235
Road & Rail
Covenant Transportation Group, Inc. (Class A) (a)	605,200	11,704,568
Knight Transportation, Inc.	1,382,732	45,699,292
Werner Enterprises, Inc.	1,304,181	35,147,678
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	738,374	43,859,416
Total Industrials		475,505,315

Information Technology | 10.4%
Electronic Equipment, Instruments, & Components
Belden Inc.	337,585	25,241,230
Internet Software & Services
comScore, Inc. (a)	623,000	19,674,340
j2 Global, Inc	67,300	5,505,140
IT Services
Cass Information Systems, Inc.	223,814	16,465,996
Computer Services, Inc.	585,362	23,238,872
ManTech International Corp. (Class A)	984,370	41,589,633
Technology Hardware, Storage, & Peripherals
Western Digital Corp.	70,000	4,756,500
Total Information Technology		136,471,711

Materials | 6.2%
Chemicals
GCP Applied Technologies Inc. (a)	160,400	4,290,700
PolyOne Corp.	980,000	31,399,200
Westlake Chemical Corp.	231,400	12,956,086
Construction Materials
Summit Materials, Inc. (Class A) (a)	981,640	23,353,216

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	51

Portfolio of Investments  |  Small-Company Stock Fund  |  December 31, 2016 (Continued)

Common Stocks | 95.5% of portfolio (Continued)

Materials | 6.2% (Continued)	Shares	Value
Containers & Packaging
Myers Industries, Inc.	713,058	$10,196,730
Total Materials		82,195,932
Total Common Stocks (Cost $875,535,731)		1,260,987,865
Exchange Traded Funds | 2.4% of portfolio
iShares Russell 2000 Value	150,000	17,841,000
iShares Core S&P Small-Cap	100,000	13,752,000
Total Exchange Traded Funds (Cost $24,572,642)		31,593,000
Commercial Paper | 2.1% of portfolio

	Face Amount
Institutional Secured Funding LLC, 0.65%, 01/03/2017 (b)	$18,000,000	17,998,970
Tyco International Holding SARL, 0.9%, 01/03/2017 (b)	10,389,000	10,388,115
Total Commercial Paper (Cost $28,387,831)		28,387,085
Money Market Fund | Less than 0.1% of portfolio

	Shares
State Street US Government Money Market Fund (Premier Class), 0.42% (c)	228	228
Total Money Market Fund (Cost $228)		228

Total Investments in Securities (Cost $928,496,432) | 100%		$1,320,968,178

(a)	Non-income producing.

(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. The total of such securities at period-end amounts to $28,387,085 and represents 2.1% of total investment.

(c)	7-day yield at December 31, 2016.

SARL	– Société à responsabilité limitée

52	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

International Equity Fund  |  December 31, 2016

Common Stocks | 97.4% of portfolio

Australia | 1.5%	Shares	Value
CSL Ltd.	11,177	$808,319
Total Australia		808,319

Brazil | 0.6%
Itaú Unibanco Holding SA ADR (Class A)	28,820	296,270
Total Brazil		296,270

Britain | 12.8%
BBA Aviation plc	128,600	448,356
HSBC Holdings plc	113,106	912,608
Royal Dutch Shell plc (Class B)	71,176	2,045,022
Shire plc	9,700	553,862
Unilever plc	25,877	1,046,462
WPP plc	85,180	1,895,546
Total Britain		6,901,856

Canada | 2.2%
Canadian National Railway Co.	17,900	1,206,460
Total Canada		1,206,460

China | 0.7%
Baidu, Inc. ADR (a)	2,300	378,143
Total China		378,143

France | 10.5%
Air Liquide SA	11,825	1,314,925
Dassault Systèmes SA	30,100	2,291,092
L’Oréal SA	8,203	1,495,122
LVMH Moët Hennessy—Louis Vuitton SE	3,108	592,607
Total France		5,693,746

Germany | 18.8%
Allianz SE REG	12,873	2,124,533
Bayer AG REG	19,300	2,010,740
Bayerische Motoren Werke AG	14,534	1,353,639
Fresenius Medical Care AG & Co. KGaA	9,664	816,810
FUCHS PETROLUB SE	4,127	160,521
FUCHS PETROLUB SE (Preferred)	8,689	363,976
Linde AG	5,451	894,169
SAP SE ADR	20,500	1,771,815
Symrise AG	10,036	609,764
Total Germany		10,105,967

Hong Kong | 3.8%
AIA Group Ltd.	369,100	2,067,639
Total Hong Kong		2,067,639

India | 0.2%
ICICI Bank Ltd. ADR	13,800	103,362
Total India		103,362
Israel | 1.8%	Shares	Value
Check Point Software Technologies Ltd. (a)	11,700	$988,182
Total Israel		988,182

Italy | 1.6%
Tenaris, SA ADR	24,000	857,040
Total Italy		857,040

Japan | 15.6%
FANUC Corp.	9,300	1,555,838
JGC Corp.	35,000	634,070
Keyence Corp.	2,300	1,573,774
Kubota Corp.	42,700	608,510
M3, Inc.	48,900	1,229,396
Mitsubishi Estate Co., Ltd.	29,000	576,076
MonotaRO Co., Ltd.	24,400	497,551
Park24 Co., Ltd.	24,600	666,152
Sysmex Corp.	18,500	1,068,920
Total Japan		8,410,287

Mexico | 0.5%
Grupo Financiero Banorte SAB de CV	27,650	136,185
Grupo Televisa SAB ADR	5,500	114,895
Total Mexico		251,080

Republic of South Korea | 1.1%
Samsung Electronics Co., Ltd. GDR	213	158,367
Samsung Electronics Co., Ltd. REG GDR	768	453,128
Total Republic of South Korea		611,495

Singapore | 2.5%
DBS Group Holdings Ltd.	110,800	1,321,937
Total Singapore		1,321,937

South Africa | 1.4%
Aspen Pharmacare Holdings Ltd.	10,200	210,128
Naspers Ltd. (Class N)	2,870	418,996
Sasol Ltd.	4,100	117,667
Total South Africa		746,791

Spain | 3.8%
Banco Bilboa Vizcaya Argentaria SA	227,076	1,530,248
Grifols, SA	11,340	225,115
Grifols, SA ADR	17,800	286,046
Total Spain		2,041,409

Sweden | 4.3%
Alfa Laval AB	35,100	578,987
Atlas Copco AB (Class A)	29,388	891,531

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	53

Portfolio of Investments  |  International Equity Fund  |  December 31, 2016 (Continued)

Common Stocks | 97.4% of portfolio (Continued)

Sweden | 4.3% (Continued)	Shares	Value
Skandinaviska Enskilda Banken AB (Class A)	79,089	$826,495
Total Sweden		2,297,013

Switzerland | 8.0%
Nestlé SA REG	26,396	1,890,945
Roche Holding AG REG	8,292	1,890,183
Sonova Holding AG	4,289	518,924
Total Switzerland		4,300,052

Taiwan | 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	14,800	425,500
Total Taiwan		425,500

Turkey | 0.3%
Türkiye Garanti Bankasi ADR AS	76,900	160,720
Total Turkey		160,720

United States of America | 4.6%
Bunge Ltd.	11,600	837,984
Schlumberger Ltd.	19,600	1,645,420
Total United States of America		2,483,404
Total Common Stocks (Cost $48,796,313)		52,456,672
Money Market Fund | 2.6% of portfolio
State Street Institutional US Government Money Market Fund, 0.42% (b)	1,385,787	1,385,787
Total Money Market Fund (Cost $1,385,787)		1,385,787

Total Investments in Securities (Cost $50,182,100) | 100%		$53,842,459

(a)	Non-income producing.

(b)	7-day yield at December 30, 2016.

SA	– Société Anonyme or Sociedad Anónima

ADR	– American Depositary Receipt

plc	– Public Limited Company

SE	– Societas Europaea

REG	– Registered Shares

AG	– Aktiengesellschaft

KGaA	– Kommanditgesellschaft auf Aktien

SAB	de CV – Sociedad Anonima Bursatil de Capital Variable

SAB	– Sociedad Anonima Bursatil

GDR	– Global Depositary Receipt

AB	– Aktiebolag

54	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Statements of Assets and Liabilities

December 31, 2016

Assets	Daily Income Fund	Short-Term Government Securities Fund
Investments in securities, at value (cost: $195,965,189; $73,209,739; $539,896,129; $50,362,870; $547,515,527; $93,324,821; $928,496,432; $50,182,100)	$195,965,189	$72,935,694
Cash	—	—
Foreign currency (cost $7)	—	—
Receivables
Investment securities sold	—	—
Dividends, interest, and tax reclaims	112,115	235,819
Capital shares sold	95,256	622
Prepaid expenses	28,814	13,782

Total Assets	196,201,374	73,185,917

Liabilities

Payables
Investment securities purchased	—	—
Accrued expenses	52,993	27,613
Independent Director’s deferred compensation	57,360	22,877
Due to RE Advisers	50,474	23,586
Capital shares redeemed	182,675	2,014
Dividends	13	1,376

Total Liabilities	343,515	77,466

Net Assets	$195,857,859	$73,108,451
Net Assets Consist Of:

Unrealized appreciation of investments	$—	$(274,045)

Undistributed (over distributed) net investment income	(57,361)	(22,877)

Undistributed net realized gain (loss) from investments and futures transactions	—	(111)

Paid-in-capital applicable to outstanding shares of 195,915,179 of Daily Income Fund, 14,156,695 of Short-Term Government Securities Fund, 104,149,932 of Short-Term Bond Fund, 7,379,709 of Stock Index Fund, 20,036,548 of Value Fund, 14,537,644 of Growth Fund, 32,149,657 of Small-Company Stock Fund, and 8,064,727 of International Equity Fund	195,915,220	73,405,484

Net Assets	$195,857,859	$73,108,451

Net Asset Value Per Share	$1.00	$5.16

56	Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

Short-Term Bond Fund	Stock Index Fund	Value Fund	Growth Fund	Small- Company Stock Fund	International Equity Fund
$539,053,510	$123,150,538	$959,022,374	$117,398,279	$1,320,968,178	$53,842,459
68	—	—	—	—	4,242
—	—	—	—	—	5

—	—	6,235,894	354,555	12,212,287	100,975
2,604,991	—	1,620,957	67,749	430,713	252,595
98,204	41,106	355,444	56,205	1,933,717	15,469
52,240	20,648	76,637	22,291	102,477	21,630

541,809,013	123,212,292	967,311,306	117,899,079	1,335,647,372	54,237,375

—	31,934	—	450,942	4,785,665	152,657
123,528	46,154	208,444	65,192	210,712	45,510
115,231	22,025	189,880	13,609	123,585	45,831
363,596	46,937	530,900	82,361	1,065,360	12,883
171,170	9,172	9,589,804	3,750	6,824,005	4,596
21,574	16,986	964,746	1,733	420,271	1,895

795,099	173,208	11,483,774	617,587	13,429,598	263,372

$541,013,914	$123,039,084	$955,827,532	$117,281,492	$1,322,217,774	$53,974,003

$(842,619)	$72,787,668	$411,506,847	$24,073,458	$392,471,746	$3,640,304

(115,231)	(22,024)	(196,500)	(13,609)	(128,297)	(29,683)

(2,686)	(3,837,833)	(3,463)	1,188,701	(12,977)	(29,685,472)

541,974,450	54,111,273	544,520,648	92,032,942	929,887,302	80,048,854

$541,013,914	$123,039,084	$955,827,532	$117,281,492	$1,322,217,774	$53,974,003

$5.19	$16.67	$47.70	$8.07	$41.13	$6.69

The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities	57

Statements of Operations

For the Period Ended December 31, 2016

Investment Income	Daily Income Fund	Short-Term Government Securities Fund
Interest	$731,546	$1,158,680
Dividends	—	—
Allocated from Master Portfolio
Income	—	—
Expense	—	—

Total Investment Income	731,546	1,158,680

Expenses

Management fees	966,392	333,129
Shareholder servicing fees	146,070	78,680
Legal and audit fees	55,164	24,239
Director and Board meeting expenses	51,795	19,633
Custodian and accounting fees	61,397	63,266
Printing	27,977	14,295
Registration fees	33,085	25,126
Insurance	7,674	2,898
Communication	8,251	4,044
Other expenses	5,917	10,608
Administration fees	—	—

Total Expenses	1,363,722	575,918

Less fees waived by RE Advisers	(649,227)	(19,176)

Net Expenses	714,495	556,742

Net Investment Income (Loss)	17,051	601,938

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investments	—	14,400

Net change in unrealized appreciation (depreciation)	—	(280,911)

Net Gain (Loss) On Investments	—	(266,511)

Net Increase In Net Assets From Operations	$17,051	$335,427

(a)	Represents realized and unrealized gain on investments allocated from the Master Portfolio.

(b)	Includes foreign tax withholding expense of $2,659 in Growth Fund and $109,584 in International Equity Fund.

58	Statements of Operations	The accompanying notes are an integral part of these financial statements.

Short-Term Bond Fund	Stock Index Fund		Value Fund	Growth Fund	Small- Company Stock Fund	International Equity Fund
$12,211,737	$—		$186,109	$5,250	$439,846	$3,073
—	—		26,070,920	897,387 (b)	14,840,838	1,159,868 (b)

—	2,499,870		—	—	—	—
—	(43,386)		—	—	—	—

12,211,737	2,456,484		26,257,029	902,637	15,280,684	1,162,941

3,268,648	—		4,347,086	722,657	9,470,233	399,003
189,634	150,915		415,761	149,382	342,823	133,026
148,634	53,259		246,804	51,299	337,153	64,505
147,970	29,188		248,851	30,356	343,548	14,042
200,631	18,194		152,469	50,867	208,574	81,553
48,123	35,588		115,183	33,315	116,540	31,225
46,552	30,419		65,320	33,326	115,039	31,790
21,853	4,595		37,002	4,546	50,875	5,089
13,319	4,754		30,791	9,419	25,164	8,806
30,117	11,843		25,741	6,737	20,749	6,286
—	290,939		—	—	—	—

4,115,481	629,694		5,685,008	1,091,904	11,030,698	775,325

—	—		—	(36,009)	—	(260,640)

4,115,481	629,694		5,685,008	1,055,895	11,030,698	514,685

8,096,256	1,826,790		20,572,021	(153,258)	4,249,986	648,256

628,544	1,022,431	(a)	68,111,084	1,705,417	27,300,568	(4,480,699)

721,622	9,903,985	(a)	19,013,955	1,539,718	189,115,709	6,392,944

1,350,166	10,926,416		87,125,039	3,245,135	216,416,277	1,912,245

$9,446,422	$12,753,206		$107,697,060	$3,091,877	$220,666,263	$2,560,501

The accompanying notes are an integral part of these financial statements.	Statements of Operations	59

Statements of Changes In Net Assets

	Daily Income Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) In Net Assets

Operations

Net investment income	$17,051	$14,797
Net realized gain (loss) on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—

Increase (decrease) in net assets from operations	17,051	14,797

Distributions to Shareholders

Net investment income	(19,390)	(18,858)
Net realized gain on investments	—	—

Total distributions to shareholders	(19,390)	(18,858)

Capital Share Transactions

Net capital share transactions	2,704,112	(3,610,648)

Total increase (decrease) in net assets from capital transactions	2,704,112	(3,610,648)

Total Increase (Decrease) In Net Assets	2,701,773	(3,614,709)

Net Assets

Beginning of period	$193,156,086	$196,770,795
End of period	$195,857,859	$193,156,086

Undistributed (over distributed) net investment income	(57,361)	(55,022)

60	Statements of Changes In Net Assets	The accompanying notes are an integral part of these financial statements.

Short-Term Government Securities Fund		Short-Term Bond Fund		Stock Index Fund
Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015

$601,938	$628,036	$8,096,256	$7,700,091	$1,826,790	$1,728,685
14,400	4,120	628,544	114,315	1,022,431	1,633,599
(280,911)	(175,228)	721,622	(5,372,802)	9,903,985	(2,360,690)

335,427	456,928	9,446,422	2,441,604	12,753,206	1,001,594

(603,213)	(629,628)	(8,162,171)	(7,751,827)	(1,830,692)	(1,864,640)
(15,552)	(4,225)	(228,763)	—	—	—

(618,765)	(633,853)	(8,390,934)	(7,751,827)	(1,830,692)	(1,864,640)

343,548	(3,436,050)	(2,292,399)	(24,134,382)	(2,319,522)	(864,054)

343,548	(3,436,050)	(2,292,399)	(24,134,382)	(2,319,522)	(864,054)

60,210	(3,612,975)	(1,236,911)	(29,444,605)	8,602,992	(1,727,100)

$73,048,241	$76,661,216	$542,250,825	$571,695,430	$114,436,092	$116,163,192
$73,108,451	$73,048,241	$541,013,914	$542,250,825	$123,039,084	$114,436,092

(22,877)	(21,985)	(115,231)	(107,687)	(22,024)	(20,652)

The accompanying notes are an integral part of these financial statements.	Statements of Changes In Net Assets	61

Statements of Changes in Net Assets (Continued)

	Value Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) In Net Assets

Operations

Net investment income	$20,572,021	$17,219,464
Net realized gain (loss) on investments	68,111,084	44,331,132
Net change in unrealized appreciation (depreciation)	19,013,955	(72,838,672)

Increase (decrease) in net assets from operations	107,697,060	(11,288,076)

Distributions to Shareholders

Net investment income	(20,583,202)	(17,242,908)
Net realized gain on investments	(68,111,580)	(44,333,001)

Total distributions to shareholders	(88,694,782)	(61,575,909)

Capital Share Transactions

Net capital share transactions	37,667,092	33,164,727

Total increase (decrease) in net assets from capital transactions	37,667,092	33,164,727

Total Increase (Decrease) In Net Assets	56,669,370	(39,699,258)

Net Assets

Beginning of period	$899,158,162	$938,857,420
End of period	$955,827,532	$899,158,162

Undistributed (over distributed) net investment income	(196,500)	(185,319)

62	Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Growth Fund		Small- Company Stock Fund		International Equity Fund
Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Period ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015

$(153,258)	$(343,017)	$4,249,986	$5,030,652	$648,256	$3,825,053
1,705,417	7,197,597	27,300,568	53,727,343	(4,480,699)	1,381,283
1,539,718	2,249,155	189,115,709	(125,710,659)	6,392,944	(15,051,719)

3,091,877	9,103,735	220,666,263	(66,952,664)	2,560,501	(9,845,383)

—	—	(4,265,034)	(5,057,427)	(489,980)	(3,690,626)
(1,810,468)	(7,022,077)	(27,306,971)	(53,730,621)	—	—

(1,810,468)	(7,022,077)	(31,572,005)	(58,788,048)	(489,980)	(3,690,626)

1,670,907	18,530,789	(78,227,195)	277,290,991	(1,240,980)	(141,093,232)

1,670,907	18,530,789	(78,227,195)	277,290,991	(1,240,980)	(141,093,232)

2,952,316	20,612,447	110,867,063	151,550,279	829,541	(154,629,241)

$114,329,176	$93,716,729	$1,211,350,711	$1,059,800,432	$53,144,462	$207,773,703
$117,281,492	$114,329,176	$1,322,217,774	$1,211,350,711	$53,974,003	$53,144,462

(13,609)	(12,370)	(128,297)	(113,249)	(29,683)	(42,028)

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets	63

Financial Highlights

Daily Income Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2016		2015		2014		2013		2012
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations
Net investment income	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)
Net realized and unrealized gain (loss) on investments	—		—		—		—		—
Total from investment operations	—		—		—		—		—

Distributions
Net investment income	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Net realized gain	—		—		—		—		—
Total distributions	—		—		—		—		—
Redemption fee (d)	—		—		—		—		—
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$195,858		$193,156		$196,771		$212,308		$208,527
Ratio of net investment income to average net assets	0.00	%(a,c,e)	0.00	%(a,c,e)	0.00	%(a,c,e)	0.00	%(a,c,e)	0.00	%(a,c,e)
Ratio of gross expenses before voluntary expense limitation to average net assets	0.71%		0.68%		0.66%		0.66%		0.67%
Ratio of expenses to average net assets	0.37	%(a,c)	0.14	%(a,c)	0.09	%(a,c)	0.11	%(a,c)	0.15	%(a,c)

(a)	Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by RE Advisers.

(b)	Less than $0.01 per share.

(c)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued through the date of this report.

(d)	The Daily Income Fund does not charge a redemption fee.

(e)	Less than 0.01%.

64	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Short-Term Government Securities Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$5.18	$5.20	$5.19	$5.28	$5.27
Income from investment operations
Net investment income	0.04	0.04	0.05	0.05	0.06
Net realized and unrealized gain (loss) on investments	(0.02)	(0.02)	0.01	(0.09)	0.02
Total from investment operations	0.02	0.02	0.06	(0.04)	0.08

Distributions
Net investment income	(0.04)	(0.04)	(0.05)	(0.05)	(0.06)
Net realized gain	— (a)	— (a)	— (a)	— (a)	(0.01)
Total distributions	(0.04)	(0.04)	(0.05)	(0.05)	(0.07)
Redemption fee (b)	—	—	—	—	—
Net Asset Value, End of Year	$5.16	$5.18	$5.20	$5.19	$5.28

Total Return	0.45%	0.46%	1.16%	-0.72%	1.50%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$73,108	$73,048	$76,661	$86,131	$94,130
Ratio of net investment income to average net assets	0.81% (c)	0.84%	0.95%	0.96%	1.19%
Ratio of gross expenses before expense limitation to average net assets	0.78%	0.77%	0.71%	0.69%	0.69%
Ratio of expenses to average net assets	0.75% (c)	0.77%	0.71%	0.69%	0.69%
Portfolio turnover rate	26%	32%	20%	20%	36%

(a)	Less than $0.01 per share.

(b)	The Short-Term Government Securities Fund does not charge a redemption fee.

(c)	Excludes expenses in excess of a 0.75% contractual expense limitation with RE Advisers, in effect through April 30, 2018.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	65

Financial Highlights

Short-Term Bond Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$5.18	$5.23	$5.22	$5.22	$5.12
Income from investment operations
Net investment income	0.08	0.07	0.07	0.08	0.13
Net realized and unrealized gain (loss) on investments	0.01	(0.05)	0.01	—(a )	0.10
Total from investment operations	0.09	0.02	0.08	0.08	0.23

Distributions
Net investment income	(0.08)	(0.07)	(0.07)	(0.08)	(0.13)
Net realized gain	—	—	—	—	—
Total distributions	(0.08)	(0.07)	(0.07)	(0.08)	(0.13)
Redemption fee (b)	—	—	—	—	—
Net Asset Value, End of Year	$5.19	$5.18	$5.23	$5.22	$5.22

Total Return	1.75%	0.43%	1.56%	1.64%	4.58%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$541,014	$542,251	$571,695	$536,303	$426,481
Ratio of net investment income to average net assets	1.49%	1.38%	1.35%	1.61%	2.53%
Ratio of expenses to average net assets	0.76%	0.74%	0.73%	0.74%	0.76%
Portfolio turnover rate	31%	20%	26%	32%	44%

(a)	Less than $0.01 per share.

(b)	The Short-Term Bond Fund does not charge a redemption fee.

66	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Stock Index Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$15.20	$15.33	$13.74	$10.57	$9.32
Income from investment operations
Net investment income	0.25	0.25	0.22	0.18	0.18
Net realized and unrealized gain (loss) on investments	1.47	(0.13)	1.59	3.17	1.25
Total from investment operations	1.72	0.12	1.81	3.35	1.43

Distributions
Net investment income	(0.25)	(0.25)	(0.22)	(0.18)	(0.18)
Net realized gain	—	—	—	—	—
Total distributions	(0.25)	(0.25)	(0.22)	(0.18)	(0.18)
Redemption fee	—	—	—	—(a,b )	—
Net Asset Value, End of Year	$16.67	$15.20	$15.33	$13.74	$10.57

Total Return	11.33%	0.79%	13.15%	31.72%	15.30%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$123,039	$114,436	$116,163	$103,260	$71,514
Ratio of net investment income to average net assets	1.57%	1.49%	1.49%	1.55%	1.74%
Ratio of expenses to average net assets	0.58%	0.54%	0.54%	0.56%	0.60%
Portfolio turnover rate (c)	N/A	N/A	N/A	N/A	N/A

(a)	Less than $0.01 per share.

(b)	Effective May 1, 2013, the redemption fee was eliminated.

(c)	See Appendix for the portfolio turnover of the S&P 500 Stock Master Portfolio.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	67

Financial Highlights

Value Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$46.77	$50.79	$45.46	$34.09	$30.71
Income from investment operations
Net investment income	1.10	0.94	0.78	0.76	0.71
Net realized and unrealized gain (loss) on investments	4.60	(1.59)	5.41	11.37	3.38
Total from investment operations	5.70	(0.65)	6.19	12.13	4.09

Distributions
Net investment income	(1.10)	(0.94)	(0.78)	(0.76)	(0.71)
Net realized gain	(3.67)	(2.43)	(0.08)	—	—
Total distributions	(4.77)	(3.37)	(0.86)	(0.76)	(0.71)
Redemption fee	—	—	—	—(a,b )	—(b )
Net Asset Value, End of Year	$47.70	$46.77	$50.79	$45.46	$34.09

Total Return	12.26%	-1.28%	13.66%	35.74%	13.38%
Ratios/Supplemental Data
Net assets, end of year (thousands)	955,828	899,158	938,857	816,471	600,544
Ratio of net investment income to average net assets	2.26%	1.85%	1.64%	1.86%	2.13%
Ratio of expenses to average net assets	0.62%	0.59%	0.61%	0.64%	0.68%
Portfolio turnover rate	9%	8%	2%	2%	2%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

68	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Growth Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2016	2015	2014	2013		2012
Net Asset Value, Beginning of Year	$8.00	$7.79	$7.92	$5.71		$5.17
Income from investment operations
Net investment income	—	—	—	—		—	(b)
Net realized and unrealized gain on investments	0.19	0.73	0.66	2.48		0.91
Total from investment operations	0.19	0.73	0.66	2.48		0.91

Distributions
Net investment income	—	—	—	—		—	(b)
Net realized gain	(0.12)	(0.52)	(0.79)	(0.27)		(0.37)
Total distributions	(0.12)	(0.52)	(0.79)	(0.27)		(0.37)
Redemption fee	—	—	—	—	(a,b)	—	(b)
Net Asset Value, End of Year	$8.07	$8.00	$7.79	$7.92		$5.71

Total Return	2.54%	9.43%	8.38%	43.40%		17.57%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$117,281	$114,329	$93,717	$75,027		$41,836
Ratio of net investment income (loss) to average net assets	(0.14)% (c)	(0.32)%	(0.32)% (c)	(0.32)%	(c)	0.00%	(c)
Ratio of gross expenses before expense limitation to average net assets	0.98%	0.95%	0.97%	1.04%		1.11%
Ratio of expenses to average net assets	0.95% (c)	0.95%	0.95% (c)	0.95%	(c)	0.95%	(c)
Portfolio turnover rate	39%	40%	49%	39%		51%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

(c)	Excludes expenses in excess of a 0.95% contractual expense limitation with RE Advisers, in effect through April 30, 2018.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	69

Financial Highlights

Small-Company Stock Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$35.45	$39.28	$36.86	$27.10	$22.89
Income from investment operations
Net investment income	0.14	0.15	0.14	0.12	0.22
Net realized and unrealized gain (loss) on investments	6.55	(2.19)	2.80	9.79	4.27
Total from investment operations	6.69	(2.04)	2.94	9.91	4.49
Distributions
Net investment income	(0.14)	(0.15)	(0.14)	(0.12)	(0.22)
Net realized gain	(0.87)	(1.64)	(0.38)	(0.03)	(0.06)
Total distributions	(1.01)	(1.79)	(0.52)	(0.15)	(0.28)
Redemption fee	—	—	—	—(a,b )	—(b )
Net Asset Value, End of Year	$41.13	$35.45	$39.28	$36.86	$27.10

Total Return	18.85%	-5.18%	7.97%	36.58%	19.63%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$1,322,218	$1,211,351	$1,059,800	$845,057	$390,373
Ratio of net investment income to average net assets	0.34%	0.43%	0.38%	0.44%	1.05%
Ratio of expenses to average net assets	0.89%	0.86%	0.89%	0.91%	1.00%
Portfolio turnover rate	14%	16%	3%	1%	1%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

70	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

International Equity Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2016		2015		2014	2013	2012
Net Asset Value, Beginning of Year	$6.44		$7.17		$8.13	$6.70	$5.96
Income from investment operations
Net investment income	0.07		0.47		0.24	0.14	0.16
Net realized and unrealized gain (loss) on investments	0.24		(0.72)		(0.96)	1.43	0.87
Total from investment operations	0.31		(0.25)		(0.72)	1.57	1.03

Distributions
Net investment income	(0.06)		(0.48)		(0.24)	(0.14)	(0.16)
Net realized gain	—		—		—	—	—
Return of capital	—		—		—	—	(0.13)
Total distributions	(0.06)		(0.48)		(0.24)	(0.14)	(0.29)
Redemption fee	—		—		—	—(c,d )	—(d )
Net Asset Value, End of Year	$6.69		$6.44		$7.17	$8.13	$6.70

Total Return	4.85%		-3.48%		-8.90%	23.44%	17.41%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$53,974		$53,144		$207,774	$215,048	$169,382
Ratio of net investment income to average net assets	1.22	%(a,b)	1.87	%(b)	3.04%	1.95%	2.47%
Ratio of gross expenses before voluntary expense limitation to average net assets	1.46%		1.01%		0.97%	0.96%	0.99%
Ratio of expenses to average net assets	0.97	%(a,b)	0.87	%(b)	0.97%	0.96%	0.99%
Portfolio turnover rate	112%		62%		24%	19%	23%

(a)	Excludes expenses in excess of a 0.99% contractual expense limitation with RE Advisers, in effect through April 30, 2018.

(b)	RE Adviser waived additional management fees equal to the difference between the fee that would have been paid to the previous subadviser, Mercator and the fee paid to SSgA, beginning September 7, 2015 through January 14, 2016, the period in which SSgA was subadviser.

(c)	Effective May 1, 2013, the redemption fee was eliminated.

(d)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	71

Notes to Financial Statements

1. Organization

Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Equity Fund (each a “Fund” and collectively the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information. All of the portfolios except for the Growth Fund are diversified under the Act.

The Stock Index Fund pursues its investment objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. At December 31, 2016, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Index Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At December 31, 2016, the Stock Index Fund’s investment constituted 1.3% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

2. Summary of Significant Accounting Policies

Security Valuation: Each Fund’s net asset value per share is determined as of the close of the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. ET), each day that the NYSE is open for business (“Valuation Time”). Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Portfolio Securities Valuation Policies and Procedures (“Valuation Procedures”) adopted by the Board. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Funds’ approved independent pricing services. Portfolio securities for which market quotations are not readily available are valued at fair value by RE Advisers Corporation (“Adviser” or “RE Advisers”) or a Fund’s subadvisor, as determined in good faith in accordance with the Valuation Procedures.

The Board has delegated the day-to-day responsibility for determining the fair value of securities to the Adviser and the Funds’ subadvisors. RE Advisers has chartered an internal Valuation Committee to oversee the implementation of the Valuation Procedures, oversee the fair valuation decisions of the subadvisors, monitor the valuation process, and provide quarterly reports to the Board. The Valuation Committee reports all instances of fair valuation to the Board at each quarterly Board meeting, as applicable.

Accounting principles generally accepted in the United States (GAAP) establish a disclosure hierarchy that categorizes the inputs used to value assets and liabilities at measurement date. These inputs are summarized into three broad levels as follows:

•	Level 1—quoted prices in active markets for identical investments;

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair valuation of investments).

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.

The Funds use the following valuation techniques to value securities by major category:

Registered investment company shares (other than shares of exchange-traded funds and closed-end fund shares that trade on an exchange) are valued at the net asset value determined by the registered investment company after the close of the NYSE. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy.

Domestic equity securities and exchange traded funds that are traded on a national securities exchange are valued at the closing price as reported by an independent pricing service from the primary market in which the securities trade and are categorized as Level 1. Securities not traded or dealt in upon a national securities exchange for which over-the-counter market quotations are readily available generally are valued (i) at the last quoted sales price (if adequate trading volume is present) or, (ii) otherwise at the last bid price.

72	Notes to Financial Statements

Notes to Financial Statements (Continued)

Foreign equity securities that are traded on a foreign exchange are valued based on the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated. Foreign equity securities that are fair valued are categorized as Level 2 in the hierarchy and foreign equity securities not fair valued are categorized as Level 1.

Fixed income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are valued (1) by an independent pricing service based on market prices, or broker/dealer quotations, (2) market value generated by an independent pricing service, or (3) market value generated by RE Advisers using a pricing matrix or model based on benchmark yields, issuer, spreads, monthly payment information or other available market information for securities of similar characteristics. For purposes of the Valuation Procedures, the process described in (3) is deemed to be a fair valuation of such portfolio securities, solely for the purpose of the applicability of the fair valuation determinations set forth in the Valuation Procedures. For fixed-income securities, the security is valued following the sequence above and flows to the next method only if the prior method is not available.

Fixed income securities utilizing these methods are generally categorized as Level 2. Fixed income securities that are valued using only a broker quote, absent corroborating observable inputs are categorized as Level 3.

Fixed income securities and commercial paper held in the Daily Income Fund are valued at amortized cost and are categorized as Level 2 in the hierarchy. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the lives of the respective securities.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser or Funds’ subadvisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by the Funds’ Adviser or subadvisor Funds’ based on the Valuation Procedures approved by the Board. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security were readily available. Such securities are generally categorized as Level 3 in the hierarchy.

The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. For purposes of determining the net asset value of the Stock Index Fund, the securities of Master Portfolio are priced by the investment advisor to the Master Portfolio under the direction of the Board of Trustees of the Master Portfolio. The policies and procedures are discussed in the notes to the Master Portfolio’s financial statements, included in the Appendix of this report.

The following table summarizes each Fund’s investments, based on the inputs used to determine their values on December 31, 2016 (other than Stock Index Fund). The level classifications of the Master Portfolio as of December 31, 2016 are included in the Appendix.

Daily Income Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$—	$160,313,562	$—	$160,313,562
Cash Equivalents	35,651,627	—	—	35,651,627

Total	$35,651,627	$160,313,562	$—	$195,965,189

Short-Term Government Securities Fund
U.S. Government & Agency Obligations	$—	$40,458,259	$123,809	$40,582,068
Corporate Bonds	—	27,719,407	—	27,719,407
Commercial Paper	—	984,916	—	984,916
Mortgage Backed Securities	—	2,846,080	—	2,846,080
Municipal Bonds	—	—	—	—
Asset Backed Securities	—	802,857	—	802,857
Cash Equivalents	366	—	—	366

Total	$366	$72,811,519	$123,809	$72,935,694

Notes to Financial Statements	73

Notes to Financial Statements (Continued)

Short-Term Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$182,926,816	$—	$182,926,816
Asset Backed Securities	—	121,884,821	—	121,884,821
Municipal Bonds	—	109,322,943	—	109,322,943
Yankee Bonds	—	71,527,911	—	71,527,911
U.S. Government & Agency Obligations	—	29,831,836	—	29,831,836
Mortgage Backed Securities	—	13,755,905	208,387	13,964,292
Commercial Paper	—	9,594,214	—	9,594,214
Cash Equivalents	677	—	—	677

Total	$677	$538,844,446	$208,387	$539,053,510

Value Fund
Common Stocks	$944,675,841	$—	$—	$944,675,841
Commercial Paper	—	14,345,778	—	14,345,778
Cash Equivalents	755	—	—	755

Total	$944,676,596	$14,345,778	$—	$959,022,374

Growth Fund
Common Stocks	$115,182,664	$—	$—	$115,182,664
Cash Equivalents	2,215,615	—	—	2,215,615

Total	$117,398,279	$—	$—	$117,398,279

Small-Company Stock Fund
Common Stocks	$1,260,987,864	$—	$—	$1,260,987,864
Exchange Traded Funds	31,593,000	—	—	31,593,000
Commercial Paper	—	28,387,085	—	28,387,085
Cash Equivalents	228	—	—	228

Total	$1,292,581,092	$28,387,085	$—	$1,320,968,177

International Equity Fund
Common Stocks
Foreign Equities	$5,178,208	$42,273,177	$—	$47,451,385
American Depository Receipts	5,005,287	—	—	5,005,287
Cash Equivalents	1,385,787	—	—	1,385,787

Total	$11,569,282	$42,273,177	$—	$53,842,459

As of December 31, 2016, all Level 3 securities held by the portfolios were not considered to be material.

Foreign currency: The International Value Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Ordinary income dividends for the Daily Income, Short-Term Government Securities and Short-Term Bond Funds are declared daily and paid monthly. Ordinary income dividends for Value Fund are declared and paid semi-annually. Ordinary income dividends for the Stock Index, Growth, Small-Company Stock and International Equity Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, or more frequently, if necessary.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

74	Notes to Financial Statements

Notes to Financial Statements (Continued)

The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses, which are accrued daily.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, the Funds have not had prior claims or losses pursuant to these contracts.

Management considered events occurring between the date of this report, December 31, 2016, and the date of issuance of this report in determining adjustments to the financial statements or necessary disclosures in this report.

3. Federal Income Tax Information

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations.

Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of the following: futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, return of capital distributions, partnership investments, deferred Director’s fees, passive foreign investment company transactions, and REIT transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Reclassifications recorded in 2016 include paydown losses for Short-Term Government Securities and Short-Term Bond Fund, operating losses not utilized in the current year and foreign currency transactions for Growth Fund, and passive foreign investment company transactions, foreign currency transactions, wash sales, and passive foreign investment company transactions for International Equity Fund.

The tax reclassifications for 2016 are as follows:

	Undistributed Net Investment Income	Undistributed Capital Gains	Paid in Capital
Short-Term Gov. Securities Fund	$383	$1,111	$(1,494)
Short-Term Bond Fund	$58,371	$(55,607)	$(2,764)
Stock Index Fund	$2,530	$(202)	$(2,328)
Growth Fund	$152,019	$9	$(152,028)
Small-Company Stock Fund	$—	$3,881	$(3,881)
International Equity Fund	$(145,931)	$385,473	$(239,542)

Tax character of distributions paid in 2016 was as follows:

	Ordinary Income	Long-Term Gain	Return of Capital	Total Distributions
Daily Income Fund	$19,390	$—	$—	$19,390
Short-Term Gov. Securities Fund	$604,907	$12,466	$1,392	$618,765
Short-Term Bond Fund	$8,162,171	$225,999	$2,764	$8,390,934
Stock Index Fund	$1,830,692	$—	$—	$1,830,692
Value Fund	$20,583,202	$68,111,580	$—	$88,694,782
Growth Fund	$—	$1,810,468	$—	$1,810,468
Small-Company Stock Fund	$4,674,130	$26,893,994	$3,881	$31,572,005
International Equity Fund	$489,980	$—	$—	$489,980

Notes to Financial Statements	75

Notes to Financial Statements (Continued)

Tax character of distributions paid in 2015 was as follows:

	Ordinary Income	Long-Term Gain	Return of Capital	Total Distributions
Daily Income Fund	$18,858	$—	$—	$18,858
Short-Term Gov. Securities Fund	$632,544	$1,309	$—	$633,853
Short-Term Bond Fund	$7,751,827	$—	$—	$7,751,827
Stock Index Fund	$1,864,640	$—	$—	$1,864,640
Value Fund	$17,242,908	$44,333,001	$—	$61,575,909
Growth Fund	$67,576	$6,954,501	$—	$7,022,077
Small-Company Stock Fund	$9,434,045	$49,354,003	$—	$58,788,048
International Equity Fund	$3,690,626	$—	$—	$3,690,626

The tax character of distributable earnings/(accumulated losses) at December 31, 2016 was as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/ Depreciation	Capital Loss Carryforward/ Late Year Loss Deferral
Daily Income Fund	$—	$—	$—	$—
Short-Term Gov. Securities Fund	$—	$—	$(274,045)	$—
Short-Term Bond Fund	$—	$—	$(842,619)	$—
Stock Index Fund	$—	$—	$73,240,626	$4,290,791
Value Fund	$—	$—	$411,506,847	$—
Growth Fund	$—	$1,257,788	$24,004,371	$—
Small-Company Stock Fund	$—	$—	$392,471,746	$—
International Equity Fund	$15,983	$—	$3,617,455	$(29,662,458)[2]

1	Stock Index Fund: $1,334,807 expires in 2017, and $2,955,984 expires in 2018.
2	International Equity Fund: $16,584,336 expires in 2017, $5,368,193 expires in 2018, and $1,604,313 of short term loss and $6,105,616 of long term loss has no expiration. The losses are subject to limitation on the amount that can be used annually due to changes in fund ownership. Unused amounts carryover to subsequent years until used or losses expire.

Short-Term Bond Fund and Stock Index Fund utilized $346,860 and $1,419,005, respectively, in 2016. $359,970 of loss carryforward of the International Equity Fund expired in 2016.

At December 31, 2016, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Daily Income Fund	$195,965,189	$—	$—	$—
Short-Term Government Securities Fund	$73,209,739	$173,164	$(447,209)	$(274,045)
Short-Term Bond Fund	$539,896,129	$5,568,694	$(6,411,313)	$(842,619)
Value Fund	$547,515,527	$416,950,500	$(5,443,653)	$411,506,847
Growth Fund	$93,393,908	$26,438,112	$(2,433,741)	$24,004,371
Small-Company Stock Fund	$928,496,432	$431,272,985	$(38,801,239)	$392,471,746
International Equity Fund	$50,205,114	$4,262,841	$(625,496)	$3,637,345

Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.

76	Notes to Financial Statements

Notes to Financial Statements (Continued)

4. Investment Transactions

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended December 31, 2016, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	$10,496,855	$7,820,376
Short-Term Bond Fund	$163,318,840	$156,507,303
Value Fund	$80,105,019	$100,340,875
Growth Fund	$43,365,547	$43,263,751
Small-Company Stock Fund	$170,550,018	$233,337,497
International Equity Fund	$58,345,374	$60,651,734

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended December 31, 2016, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	$9,678,713	$10,309,630
Short-Term Bond Fund	$0	$9,084,068

5. Related Parties

The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers, an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, that also provides for certain administrative services to the Funds, which is computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Equity Fund.

T. Rowe Price Associates, Inc. (“T. Rowe”) is the subadvisor for the Growth Fund and Harding Loevner LP (“Harding”) is the subadvisor for the International Equity Fund. The subadvisors select, buy, and sell securities under the supervision and oversight of RE Advisers and the Board of Directors. RE Advisers pays the subadvisors from the fees it receives from the Funds. SSGA Funds Management, Inc. (“SSGA FM”) served as interim subadvisor to the International Equity Fund from September 7, 2015 until January 8th. Harding Loevner LP began as subadvisor on January 15, 2016, after a transition period.

RE Advisers serves as the administrator for the Stock Index Fund pursuant to an Administrative Services Agreement with the Fund, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.04% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.

RE Advisers has agreed, as part of an Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed 0.80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, 0.75% of the average daily net assets of the Short-Term Government Securities Fund and Stock Index Fund, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Equity Fund.

On August 14, 2009, RE Advisers agreed to waive fees and/or reimburse expenses, if necessary, in order to assist the Daily Income Fund in maintaining a minimum yield. The temporary waiver continued from 2009 through the date of issuance of this report.

Notes to Financial Statements	77

Notes to Financial Statements (Continued)

For the period beginning September 7, 2015 through January 14, 2016, RE Advisers, pursuant to a contractual waiver with the International Equity Fund, waived from the management fee due to it from International Equity Fund the amount equal to the subadvisory fees it would have paid to Mercator Asset Management L.P., the Fund’s subadvisor prior to September 7, 2015, less the amount it paid to SSGA FM for subadvisory services during such period.

Pursuant to the Expense Limitation Agreement, the temporary waiver for Daily Income Fund, and the contractual waiver for Short-Term Government Securities Fund, Growth Fund, and International Equity Fund, management fees waived for the period ended December 31, 2016 amounted to $649,227 for Daily Income Fund, $19,176 for Short-Term Government Securities Fund, $36,009 for Growth Fund, and $260,640 for International Equity Fund.

Through April 30, 2013, the Stock Index, Value, Growth, Small-Company Stock, and International Equity Funds each received a 2% redemption fee on shares sold within 30 days of purchase. Effective May 1, 2013, this redemption fee was eliminated. None of the Funds currently assess a redemption fee.

Under a Deferred Compensation Plan (the “Plan”), Independent Directors of the Funds may elect to defer receipt of all or a specified portion of their compensation. Deferred amounts are credited with the earnings and losses equal to those made as if the deferred amounts were invested in one or more of the Funds, as designated by each participating Independent Director. Deferred amounts remain in the Fund until distributed in accordance with the Plan. The liability is reflected as Independent Director’s deferred compensation on the Statement of Assets and Liabilities and the expense is included in Director and Board meeting expenses on the Statement of Operations.

The Funds’ shares are sold through channels including financial intermediaries that may establish, omnibus accounts with the beneficial owners of the Funds’ shares being individual accounts within the financial intermediary. As of December 31, 2016, there was one such account in the Value Fund, accounting for 21% of the outstanding shares and four such accounts in the Small-Company Stock Fund, accounting for 32%, 17%, 16%, and 12% of the outstanding shares, respectively.

6. Capital Share Transactions

As of December 31, 2016, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Equity Fund. Transactions in capital shares were as follows:

	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Year Ended December 31, 2016
In Dollars
Daily Income Fund	$118,286,374	$15,121	$118,301,495	$(115,597,383)	$2,704,112
Short-Term Government Securities Fund	$12,244,985	$607,196	$12,852,181	$(12,508,633)	$343,548
Short-Term Bond Fund	$82,171,049	$8,181,928	$90,352,977	$(92,645,376)	$(2,292,399)
Stock Index Fund	$14,369,826	$1,813,684	$16,183,510	$(18,503,032)	$(2,319,522)
Value Fund	$91,608,777	$87,621,099	$179,229,876	$(141,562,784)	$37,667,092
Growth Fund	$18,396,551	$1,804,201	$20,200,752	$(18,529,845)	$1,670,907
Small-Company Stock Fund	$251,415,162	$31,151,819	$282,566,981	$(360,794,176)	$(78,227,195)
International Equity Fund	$6,833,222	$488,086	$7,321,308	$(8,562,288)	$(1,240,980)
In Shares
Daily Income Fund	118,286,374	15,121	118,301,495	(115,597,383)	2,704,112
Short-Term Government Securities Fund	2,346,399	116,547	2,462,946	(2,401,199)	61,747
Short-Term Bond Fund	15,772,919	1,569,663	17,342,582	(17,790,781)	(448,199)
Stock Index Fund	919,620	108,802	1,028,422	(1,175,611)	(147,189)
Value Fund	1,919,510	1,835,143	3,754,653	(2,942,980)	811,673
Growth Fund	2,428,613	238,438	2,667,051	(2,423,820)	243,231
Small-Company Stock Fund	7,087,017	757,404	7,844,421	(9,863,856)	(2,019,435)
International Equity Fund	1,045,077	72,900	1,117,977	(1,306,708)	(188,731)

78	Notes to Financial Statements

Notes to Financial Statements (Continued)

	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)

Year Ended December 31, 2015
In Dollars
Daily Income Fund	$107,792,234	$14,378	$107,806,612	$(111,417,260)	$(3,610,648)
Short-Term Government Securities Fund	$10,026,818	$619,317	$10,646,135	$(14,082,185)	$(3,436,050)
Short-Term Bond Fund	$88,263,471	$7,582,605	$95,846,076	$(119,980,458)	$(24,134,382)
Stock Index Fund	$12,542,623	$1,851,784	$14,394,407	$(15,258,461)	$(864,054)
Value Fund	$107,132,893	$60,649,881	$167,782,774	$(134,618,047)	$33,164,727
Growth Fund	$26,373,556	$6,988,017	$33,361,573	$(14,830,784)	$18,530,789
Small-Company Stock Fund	$466,931,287	$57,105,184	$524,036,471	$(246,745,480)	$277,290,991
International Equity Fund	$35,006,268	$3,678,962	$38,685,230	$(179,778,462)	$(141,093,232)
In Shares
Daily Income Fund	107,792,234	14,378	107,806,612	(111,417,260)	(3,610,648)
Short-Term Government Securities Fund	1,925,137	118,821	2,043,958	(2,703,426)	(659,468)
Short-Term Bond Fund	16,908,136	1,454,167	18,362,303	(22,999,293)	(4,636,990)
Stock Index Fund	815,097	121,828	936,925	(989,750)	(52,825)
Value Fund	2,128,643	1,284,971	3,413,614	(2,674,308)	739,306
Growth Fund	3,210,348	870,579	4,080,927	(1,814,442)	2,266,485
Small-Company Stock Fund	11,924,263	1,610,866	13,535,129	(6,346,853)	7,188,276
International Equity Fund	4,793,373	571,267	5,364,640	(26,104,346)	(20,739,706)

7. Subsequent Events

Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in these financial statements.

8. Recent Accounting Pronouncement

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

Notes to Financial Statements	79

Directors and Officers

Independent   |   (Unaudited)

Each Director serves until his resignation or until his successor is duly elected and qualified. The Statement of Additional Information (“SAI”) has additional information about the Funds’ Directors and officers and is available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030.

Name, Address and Date of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
James F. Perna
4301 Wilson Boulevard Arlington, VA 22203 12/01/47	Director; Chairman of the Board; Member of Audit Committee; Member of Compensation Committee	1990-Present	Solo Practitioner (attorney) (2008-Present) Of Counsel, Krooth & Altman LLP (law firm) (2008-2010) Partner, Krooth & Altman LLP (1981-2007)	8	None
Douglas W. Johnson
4301 Wilson Boulevard Arlington, VA 22203 06/02/55	Director; Chairman of Audit Committee; Member of Compensation Committee	2003-Present	CEO, Blue Ridge (Electric Membership Corporation) (1989-Present)	8	None
Kenneth R. Meyer
4301 Wilson Boulevard Arlington, VA 22203 08/11/44	Director; Chairman of Compensation Committee; Member of Audit Committee	2005-Present	Retired (2004-Present)	8	None
Anthony M. Marinello
4301 Wilson Boulevard Arlington, VA 22203 04/13/46	Director; Member of Audit Committee; Member of Compensation Committee	1990-Present	Retired (2004-Present)	8	None
Sheldon C. Petersen
4301 Wilson Boulevard Arlington, VA 22203 02/21/53	Director; Member of Audit Committee; Member of Compensation Committee	2005-Present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-Present)	8	None
Mark Rose
4301 Wilson Boulevard Arlington, VA 22203 04/19/53	Director; Member of Audit Committee; Member of Compensation Committee	2005-Present	Consultant, Public Affairs (self-employed) (2017-Present) CEO and General Manager, Bluebonnet Electric Cooperative (2012-2017)	8	None
Peter J. Tonetti
4301 Wilson Boulevard Arlington, Virginia 22203 02/11/53	Director; Member of Audit Committee; Member of Compensation Committee	2010-Present	Retired (2015-Present); Chief Investment Officer, Hamilton College (2008-2015) Senior Director, Pension Finance and Investments at Philips Electrics North America Corporation (electronics manufacturer) (1988-2008)	8	None

80	Directors and Officers

Directors and Officers

Independent   |   (Unaudited)

Name, Address and Date of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
Anthony C. Williams
4301 Wilson Boulevard Arlington, VA 22203 01/02/42	Director; Member of Audit Committee; Member of Compensation Committee	1990-Present	Retired (2000-Present)	8	None

Directors and Officers	81

Directors and Officers

Interested   |   (Unaudited)

Name, Address and Date of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
Stephen J. Kaszynski(1)
4301 Wilson Boulevard Arlington, Virginia, 22203 3/10/54	Director; President; Chief Executive Officer	2015-Present	President, Chief Executive Officer and Director, RE Advisers (2015-Present); President and Director, RE Investment Corporation (2016-Present); Vice President and Portfolio Manager, Eaton Vance Corporation (2008-2014).	8	RE Advisers
Cynthia L. Dove
4301 Wilson Boulevard Arlington, Virginia 22203 04/05/60	Vice President; Chief Operations Officer	2010-Present	Director, Investment Services, RE Advisers (1998-Present); Vice President and Director, RE Investment Corporation (2016-Present); President and Director, RE Investment Corporation (2015-2016); Director, RE Advisers Corporation (2015-Present); Vice President, RE Advisers Corporation (2012-Present); Vice President, RE Investment Corporation (2012-2015).	Not Applicable	Not Applicable
Danielle C. Sieverling
4301 Wilson Boulevard Arlington, VA 22203 02/25/71	Chief Compliance Officer and Acting Secretary	2005-Present

Vice President and Chief Risk and Compliance Officer, NRECA (2015-present); Chief Compliance Officer, RE Investment Corporation (2005-2014, 2017-present); Secretary, RE Advisers Corporation (2017-present); Chief Compliance Officer, RE Advisers Corporation (2005-Present); Vice President and Chief Compliance Officer, Management Advisory Services, NRECA (2008-2015); Vice President and Director, RE Investment Corporation (2015-2017).

				Not Applicable	Not Applicable
Amy M. DiMauro
4301 Wilson Boulevard Arlington, VA 22203 07/29/71	Treasurer	2007-Present

Director, Finance and Accounting-Mutual Funds, NRECA (2014-Present); Treasurer and Director, RE Investment Corporation (2006-Present); Treasurer and Director, RE Advisers Corporation (2010-Present); Treasurer and Director, Electric Cooperative Life Insurance Company (2013-Present); Treasurer and Director, Cooperating Insurance Services, Inc. (2013-Present); Director, Daily Pricing, NRECA (2007-2014).

				Not Applicable	Not Applicable

(1)	Mr. Kaszynski is a director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kaszynski is the President, Chief Executive Officer and a director of RE Advisers, Homestead Funds’ investment adviser, and he is the President and Director of RE Investment Corporation, Homestead Funds’ distributor.

82	Directors and Officers

Portfolio of Investments

S&P 500 Index Master Portfolio  |  December 31, 2016

Common Stocks | 98.3% of net assets

Aerospace & Defense | 2.1%	Shares	Value
Boeing Co.	286,301	$44,571,341
General Dynamics Corp.	142,615	24,623,906
L3 Technologies, Inc.	39,847	6,061,127
Lockheed Martin Corp.	125,045	31,253,747
Northrop Grumman Corp.	87,897	20,443,084
Raytheon Co.	145,824	20,707,008
Rockwell Collins, Inc.	66,880	6,203,789
Textron, Inc.	138,123	6,707,253
TransDigm Group, Inc.	25,727	6,404,994
United Technologies Corp.	382,047	41,879,992
Total Aerospace & Defense		208,856,241

Air Freight & Logistics | 0.7%
C.H. Robinson Worldwide, Inc.	68,910	5,048,347
Expeditors International of Washington, Inc.	87,426	4,630,081
FedEx Corp.	122,908	22,885,469
United Parcel Service, Inc., Class B	344,976	39,548,049
Total Air Freight & Logistics		72,111,946

Airlines | 0.6%
Alaska Air Group, Inc.	59,437	5,273,845
American Airlines Group, Inc.	255,882	11,947,130
Delta Air Lines, Inc.	371,398	18,269,068
Southwest Airlines Co.	311,826	15,541,408
United Continental Holdings, Inc. (a)	141,671	10,324,982
Total Airlines		61,356,433

Auto Components | 0.4%
BorgWarner, Inc.	97,256	3,835,777
Delphi Automotive PLC	137,802	9,280,965
Goodyear Tire & Rubber Co.	126,730	3,912,155
Johnson Controls International PLC	469,396	19,334,421
Total Auto Components		36,363,318

Automobiles | 0.5%
Ford Motor Co.	1,957,534	23,744,887
General Motors Co.	697,168	24,289,333
Harley-Davidson, Inc.	86,337	5,036,901
Total Automobiles		53,071,121

Banks | 6.6%
Bank of America Corp.	5,049,065	111,584,336
BB&T Corp.	407,895	19,179,223
Citigroup, Inc.	1,425,511	84,718,119
Citizens Financial Group, Inc.	250,840	8,937,429
Comerica, Inc.	83,973	5,719,401
Fifth Third Bancorp	386,176	10,415,167
Huntington Bancshares, Inc.	563,876	7,454,441
JPMorgan Chase & Co.	1,786,192	154,130,508
KeyCorp	550,963	10,066,094
M&T Bank Corp.	78,484	12,277,252
PNC Financial Services Group, Inc. (b)	242,967	28,417,420
Regions Financial Corp.	606,104	8,703,653

Banks | 6.6% (Continued)	Shares	Value
SunTrust Banks, Inc.	242,119	$13,280,227
US Bancorp	798,266	41,006,924
Wells Fargo & Co.	2,256,890	124,377,208
Zions Bancorporation	99,043	4,262,811
Total Banks		644,530,213

Beverages | 2.0%
Brown-Forman Corp., Class B	88,073	3,956,239
Coca-Cola Co.	1,935,510	80,246,244
Constellation Brands, Inc., Class A	88,632	13,588,172
Dr. Pepper Snapple Group, Inc.	93,803	8,505,118
Molson Coors Brewing Co., Class B	92,939	9,043,894
Monster Beverage Corp. (a)	204,405	9,063,318
PepsiCo, Inc.	714,368	74,744,324
Total Beverages		199,147,309

Biotechnology | 2.7%
AbbVie, Inc.	811,275	50,802,041
Alexion Pharmaceuticals, Inc. (a)	112,354	13,746,512
Amgen, Inc.	371,257	54,281,486
Biogen, Inc. (a)	108,597	30,795,937
Celgene Corp. (a)	387,023	44,797,912
Gilead Sciences, Inc.	658,082	47,125,252
Regeneron Pharmaceuticals, Inc. (a)	37,862	13,898,762
Vertex Pharmaceuticals, Inc. (a)	124,833	9,196,447
Total Biotechnology		264,644,349

Building Products | 0.1%
Allegion PLC	46,307	2,963,648
Fortune Brands Home & Security, Inc.	74,315	3,972,880
Masco Corp.	159,453	5,041,904
Total Building Products		11,978,432

Capital Markets | 2.3%
Affiliated Managers Group, Inc. (a)	26,013	3,779,689
Ameriprise Financial, Inc.	77,946	8,647,329
Bank of New York Mellon Corp.	530,781	25,148,404
BlackRock, Inc. (b)	60,705	23,100,681
Charles Schwab Corp.	604,335	23,853,102
CME Group, Inc.	169,910	19,599,119
E*Trade Financial Corp. (a)	132,156	4,579,205
Franklin Resources, Inc.	169,699	6,716,686
Goldman Sachs Group, Inc.	184,920	44,279,094
Invesco Ltd.	197,938	6,005,439
Morgan Stanley	721,753	30,494,064
Northern Trust Corp.	108,330	9,646,787
State Street Corp.	182,484	14,182,657
T. Rowe Price Group, Inc.	120,020	9,032,705
Total Capital Markets		229,064,961

Chemicals | 2.0%
Air Products & Chemicals, Inc.	108,879	15,658,978
Albemarle Corp.	54,277	4,672,164
CF Industries Holdings, Inc.	113,423	3,570,556

The accompanying notes are an integral part of these financial statements.	Appendix	83

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |   December 31, 2016 (Continued)

Common Stocks | 98.3% of net assets (Continued)

Chemicals | 2.0% (Continued)	Shares	Value
Dow Chemical Co.	560,498	$32,071,696
E.I. du Pont de Nemours & Co.	435,087	31,935,386
Eastman Chemical Co.	71,326	5,364,428
Ecolab, Inc.	131,026	15,358,868
FMC Corp.	64,613	3,654,511
International Flavors & Fragrances, Inc.	38,433	4,528,560
LyondellBasell Industries NV, Class A	169,086	14,504,197
Monsanto Co.	219,016	23,042,673
Mosaic Co.	169,100	4,959,703
PPG Industries, Inc.	133,084	12,611,040
Praxair, Inc.	143,021	16,760,631
Sherwin-Williams Co.	40,679	10,932,075
Total Chemicals		199,625,466

Commercial Services & Supplies | 0.4%
Cintas Corp.	44,608	5,154,900
Iron Mountain, Inc.	116,875	3,796,100
Pitney Bowes, Inc.	89,617	1,361,282
Republic Services, Inc.	112,575	6,422,404
Stericycle, Inc. (a)(c)	41,065	3,163,648
Waste Management, Inc.	203,532	14,432,454
Total Commercial Services & Supplies		34,330,788

Communications Equipment | 1.0%
Cisco Systems, Inc.	2,507,254	75,769,216
F5 Networks, Inc. (a)(c)	31,969	4,626,554
Harris Corp.	63,726	6,530,003
Juniper Networks, Inc.	184,923	5,225,924
Motorola Solutions, Inc.	80,508	6,673,308
Total Communications Equipment		98,825,005

Construction & Engineering | 0.1%
Fluor Corp.	67,239	3,531,392
Jacobs Engineering Group, Inc. (a)	58,635	3,342,195
Quanta Services, Inc. (a)	72,948	2,542,238
Total Construction & Engineering		9,415,825

Construction Materials | 0.2%
Martin Marietta Materials, Inc.	32,358	7,168,268
Vulcan Materials Co.	67,421	8,437,738
Total Construction Materials		15,606,006

Consumer Finance | 0.8%
American Express Co.	385,823	28,581,768
Capital One Financial Corp.	243,342	21,229,156
Discover Financial Services	194,901	14,050,413
Navient Corp.	153,087	2,515,219
Synchrony Financial	394,046	14,292,049
Total Consumer Finance		80,668,605

Containers & Packaging | 0.3%
Avery Dennison Corp.	42,907	3,012,930
Ball Corp.	89,220	6,697,745

Containers & Packaging | 0.3% (Continued)	Shares	Value
International Paper Co.	206,536	$10,958,800
Sealed Air Corp.	95,178	4,315,370
WestRock Co.	128,949	6,546,741
Total Containers & Packaging		31,531,586

Distributors | 0.1%
Genuine Parts Co.	75,959	7,257,123
LKQ Corp. (a)	148,295	4,545,242
Total Distributors		11,802,365

Diversified Consumer Services | 0.0%
H&R Block, Inc.	105,795	2,432,227
Total Diversified Consumer Services		2,432,227

Diversified Financial Services | 2.0%
Berkshire Hathaway, Inc., Class B (a)	947,142	154,365,203
Intercontinental Exchange, Inc.	299,246	16,883,459
Leucadia National Corp.	156,622	3,641,462
Moody’s Corp.	84,870	8,000,695
Nasdaq, Inc.	55,127	3,700,124
S&P Global, Inc.	131,038	14,091,827
Total Diversified Financial Services		200,682,770

Diversified Telecommunication Services | 2.6%
AT&T, Inc.	3,065,558	130,378,182
CenturyLink, Inc.	279,747	6,652,383
Frontier Communications Corp.	566,447	1,914,591
Level 3 Communications, Inc. (a)	147,419	8,308,535
Verizon Communications, Inc.	2,034,884	108,622,108
Total Diversified Telecommunication Services		255,875,799

Electric Utilities | 1.7%
American Electric Power Co., Inc.	244,920	15,420,163
Duke Energy Corp.	342,684	26,599,132
Edison International	162,774	11,718,100
Entergy Corp.	91,821	6,746,089
Eversource Energy	160,273	8,851,878
Exelon Corp.	462,136	16,401,207
FirstEnergy Corp.	217,965	6,750,376
NextEra Energy, Inc.	232,120	27,729,055
Pinnacle West Capital Corp.	53,175	4,149,245
PPL Corp.	340,652	11,599,201
Southern Co.	487,642	23,987,110
Xcel Energy, Inc.	254,902	10,374,511
Total Electric Utilities		170,326,067

Electrical Equipment | 0.5%
Acuity Brands, Inc.	21,193	4,892,616
AMETEK, Inc.	112,229	5,454,329
Eaton Corp. PLC	227,209	15,243,452

84	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |   December 31, 2016 (Continued)

Common Stocks | 98.3% of net assets (Continued)

Electrical Equipment | 0.5% (Continued)	Shares	Value
Emerson Electric Co.	322,996	$18,007,027
Rockwell Automation, Inc.	65,356	8,783,847
Total Electrical Equipment		52,381,271

Electronic Equipment, Instruments & Components | 0.4%
Amphenol Corp., Class A	154,857	10,406,390
Corning, Inc.	479,400	11,635,038
FLIR Systems, Inc.	66,290	2,399,035
TE Connectivity Ltd.	178,892	12,393,638
Total Electronic Equipment, Instruments & Components		36,834,101

Energy Equipment & Services | 1.2%
Baker Hughes, Inc.	212,601	13,812,687
FMC Technologies, Inc. (a)	108,950	3,870,993
Halliburton Co.	432,451	23,391,275
Helmerich & Payne, Inc.	52,182	4,038,887
National Oilwell Varco, Inc.	192,826	7,219,405
Schlumberger Ltd.	694,181	58,276,495
Transocean Ltd. (a)	187,343	2,761,436
Total Energy Equipment & Services		113,371,178

Food & Staples Retailing | 2.0%
Costco Wholesale Corp.	218,566	34,994,602
CVS Health Corp.	533,652	42,110,479
Kroger Co.	474,153	16,363,020
Sysco Corp.	253,556	14,039,396
Wal-Mart Stores, Inc.	752,069	51,983,009
Walgreens Boots Alliance, Inc.	427,565	35,385,280
Whole Foods Market, Inc.	153,943	4,735,287
Total Food & Staples Retailing		199,611,073

Food Products | 1.6%
Archer-Daniels-Midland Co.	289,497	13,215,538
Campbell Soup Co.	93,969	5,682,305
ConAgra Foods, Inc.	211,039	8,346,592
General Mills, Inc.	295,138	18,230,674
Hershey Co.	71,528	7,398,141
Hormel Foods Corp.	130,487	4,542,253
J.M. Smucker Co.	59,238	7,586,018
Kellogg Co.	127,046	9,364,561
Kraft Heinz Co.	296,645	25,903,041
McCormick & Co., Inc.	55,550	5,184,482
Mead Johnson Nutrition Co.	94,634	6,696,302
Mondelez International, Inc., Class A	771,221	34,188,227
Tyson Foods, Inc., Class A	143,629	8,859,037
Total Food Products		155,197,171

Health Care Equipment & Supplies | 2.2%
Abbott Laboratories	737,030	28,309,322
Baxter International, Inc.	236,367	10,480,513
Becton Dickinson & Co.	106,262	17,591,674
Boston Scientific Corp. (a)	682,965	14,772,533

Health Care Equipment & Supplies | 2.2% (Continued)	Shares	Value
C.R. Bard, Inc.	37,210	$8,359,599
Cooper Cos., Inc. (c)	23,536	4,117,152
Dentsply Sirona, Inc.	112,516	6,495,549
Edwards Lifesciences Corp. (a)	107,404	10,063,755
Hologic, Inc. (a)	134,097	5,379,972
Intuitive Surgical, Inc. (a)	19,420	12,315,581
Medtronic PLC	686,827	48,922,687
St. Jude Medical, Inc.	143,674	11,521,218
Stryker Corp.	155,374	18,615,359
Varian Medical Systems, Inc. (a)(c)	45,091	4,048,270
Zimmer Biomet Holdings, Inc.	100,936	10,416,595
Total Health Care Equipment & Supplies		211,409,779

Health Care Providers & Services | 2.6%
Aetna, Inc.	175,241	21,731,636
AmerisourceBergen Corp.	82,298	6,434,881
Anthem, Inc.	131,564	18,914,956
Cardinal Health, Inc.	161,190	11,600,844
Centene Corp. (a)	82,444	4,658,911
Cigna Corp.	129,097	17,220,249
DaVita, Inc. (a)	80,059	5,139,788
Envision Healthcare Corp. (a)(c)	56,653	3,585,568
Express Scripts Holding Co. (a)	309,349	21,280,118
HCA Holdings, Inc. (a)	147,873	10,945,560
Henry Schein, Inc. (a)	39,497	5,992,090
Humana, Inc.	74,808	15,263,076
Laboratory Corp. of America Holdings (a)	52,431	6,731,092
McKesson Corp.	113,336	15,918,041
Patterson Cos., Inc.	40,235	1,650,842
Quest Diagnostics, Inc.	67,128	6,169,063
UnitedHealth Group, Inc.	475,170	76,046,207
Universal Health Services, Inc., Class B	43,506	4,628,168
Total Health Care Providers & Services		253,911,090

Health Care Technology | 0.1%
Cerner Corp. (a)	153,298	7,261,726
Total Health Care Technology		7,261,726

Hotels, Restaurants & Leisure | 1.5%
Carnival Corp.	209,037	10,882,466
Chipotle Mexican Grill, Inc. (a)	14,059	5,304,742
Darden Restaurants, Inc.	60,947	4,432,066
Marriott International, Inc., Class A	161,466	13,350,009
McDonald’s Corp.	414,977	50,511,000
Royal Caribbean Cruises Ltd.	85,737	7,033,864
Starbucks Corp.	728,104	40,424,334
Wyndham Worldwide Corp.	53,056	4,051,887
Wynn Resorts Ltd.	38,339	3,316,707
Yum! Brands, Inc.	175,992	11,145,573
Total Hotels, Restaurants & Leisure		150,452,648

Household Durables | 0.5%
D.R. Horton, Inc.	163,589	4,470,887
Garmin Ltd.	55,634	2,697,693

The accompanying notes are an integral part of these financial statements.	Appendix	85

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |   December 31, 2016 (Continued)

Common Stocks | 98.3% of net assets (Continued)

Household Durables | 0.5% (Continued)	Shares	Value
Harman International Industries, Inc.	33,696	$3,745,647
Leggett & Platt, Inc.	64,547	3,155,057
Lennar Corp., Class A	103,147	4,428,101
Mohawk Industries, Inc. (a)	32,404	6,470,431
Newell Brands, Inc.	242,864	10,843,878
PulteGroup, Inc.	149,333	2,744,740
Whirlpool Corp.	38,547	7,006,688
Total Household Durables		45,563,122

Household Products | 1.8%
Church & Dwight Co., Inc.	133,150	5,883,899
Clorox Co.	65,732	7,889,155
Colgate-Palmolive Co.	443,276	29,007,981
Kimberly-Clark Corp.	178,409	20,360,035
Procter & Gamble Co.	1,333,906	112,154,816
Total Household Products		175,295,886

Independent Power & Renewable Electricity Producers | 0.1%
AES Corp.	318,258	3,698,158
NRG Energy, Inc.	152,241	1,866,475
Total Independent Power & Renewable Electricity Producers		5,564,633

Industrial Conglomerates | 2.8%
3M Co.	299,845	53,543,322
Danaher Corp.	305,156	23,753,343
General Electric Co.	4,416,350	139,556,660
Honeywell International, Inc.	379,916	44,013,268
Roper Technologies, Inc.	51,309	9,393,652
Total Industrial Conglomerates		270,260,245

Insurance | 2.7%
Aflac, Inc.	205,738	14,319,365
Allstate Corp.	184,600	13,682,552
American International Group, Inc.	488,085	31,876,831
Aon PLC	131,982	14,719,952
Arthur J Gallagher & Co.	85,484	4,441,749
Assurant, Inc.	27,119	2,518,270
Chubb Ltd.	231,638	30,604,013
Cincinnati Financial Corp.	77,410	5,863,808
Hartford Financial Services Group, Inc.	186,374	8,880,721
Lincoln National Corp.	112,411	7,449,477
Loews Corp.	141,680	6,634,874
Marsh & McLennan Cos., Inc.	257,785	17,423,688
MetLife, Inc.	551,450	29,717,641
Principal Financial Group, Inc.	135,862	7,860,975
Progressive Corp.	292,168	10,371,964
Prudential Financial, Inc.	216,230	22,500,894
Torchmark Corp.	53,785	3,967,182
Travelers Cos., Inc.	142,438	17,437,260
Unum Group	113,303	4,977,401
Willis Towers Watson PLC	62,662	7,662,309
XL Group Ltd.	132,777	4,947,271
Total Insurance		267,858,197

Internet & Direct Marketing Retail | 2.2%	Shares	Value
Amazon.com, Inc. (a)	196,944	$147,682,397
Expedia, Inc.	61,589	6,976,802
Netflix, Inc. (a)	214,409	26,543,834
Priceline Group, Inc. (a)	24,664	36,158,904
TripAdvisor, Inc. (a)	55,172	2,558,326
Total Internet & Direct Marketing Retail		219,920,263

Internet Software & Services | 4.2%
Akamai Technologies, Inc. (a)	84,370	5,625,791
Alphabet, Inc., Class A (a)	147,798	117,122,525
Alphabet, Inc., Class C (a)	148,250	114,422,315
eBay, Inc. (a)	520,802	15,462,611
Facebook, Inc., Class A (a)	1,168,915	134,483,671
VeriSign, Inc. (a)(c)	44,853	3,411,968
Yahoo!, Inc. (a)	439,431	16,992,797
Total Internet Software & Services		407,521,678

IT Services | 3.6%
Accenture PLC, Class A	309,612	36,264,854
Alliance Data Systems Corp.	28,262	6,457,867
Automatic Data Processing, Inc.	224,960	23,121,389
Cognizant Technology Solutions Corp., Class A (a)	304,349	17,052,674
CSRA, Inc.	70,321	2,239,021
Fidelity National Information Services, Inc.	163,935	12,400,043
Fiserv, Inc. (a)(c)	109,751	11,664,336
Global Payments, Inc.	74,184	5,149,111
International Business Machines Corp.	431,865	71,685,271
Mastercard, Inc., Class A	475,653	49,111,172
Paychex, Inc.	161,376	9,824,571
PayPal Holdings, Inc. (a)	560,959	22,141,052
Teradata Corp. (a)	62,967	1,710,813
Total System Services, Inc.	79,893	3,917,154
Visa, Inc., Class A	932,984	72,791,412
Western Union Co.	235,515	5,115,386
Xerox Corp.	411,011	3,588,126
Total IT Services		354,234,252

Leisure Products | 0.1%
Hasbro, Inc.	54,501	4,239,633
Mattel, Inc.	165,011	4,546,053
Total Leisure Products		8,785,686

Life Sciences Tools & Services | 0.6%
Agilent Technologies, Inc.	165,695	7,549,064
Illumina, Inc. (a)	73,845	9,455,114
Mettler-Toledo International, Inc. (a)	12,791	5,353,801
PerkinElmer, Inc.	52,828	2,754,980
Thermo Fisher Scientific, Inc.	197,497	27,866,827
Waters Corp. (a)	38,907	5,228,712
Total Life Sciences Tools & Services		58,208,498

86	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |   December 31, 2016 (Continued)

Common Stocks | 98.3% of net assets (Continued)

Machinery | 1.5%	Shares	Value
Caterpillar, Inc.	292,921	$27,165,493
Cummins, Inc.	78,089	10,672,424
Deere & Co.	144,954	14,936,060
Dover Corp.	80,201	6,009,461
Flowserve Corp.	62,957	3,025,084
Fortive Corp.	152,436	8,175,143
Illinois Tool Works, Inc.	157,620	19,302,145
Ingersoll-Rand PLC	131,107	9,838,269
PACCAR, Inc.	176,612	11,285,507
Parker Hannifin Corp.	67,446	9,442,440
Pentair PLC	80,453	4,511,000
Snap-on, Inc.	30,107	5,156,426
Stanley Black & Decker, Inc.	76,773	8,805,095
Xylem, Inc.	86,523	4,284,619
Total Machinery		142,609,166

Media | 3.0%
CBS Corp., Class B	197,794	12,583,654
Charter Communications, Inc., Class A (a)	108,108	31,126,455
Comcast Corp., Class A	1,189,563	82,139,325
Discovery Communications, Inc., Class A (a)(c)	72,862	1,997,148
Discovery Communications, Inc., Class C (a)	108,273	2,899,551
Interpublic Group of Cos., Inc.	194,178	4,545,707
News Corp., Class A	183,752	2,105,798
News Corp., Class B	53,983	636,999
Omnicom Group, Inc.	118,728	10,104,940
Scripps Networks Interactive, Inc., Class A	45,968	3,280,736
TEGNA, Inc.	103,491	2,213,673
Time Warner, Inc.	384,697	37,134,802
Twenty-First Century Fox, Inc., Class A	513,783	14,406,475
Twenty-First Century Fox, Inc., Class B	258,740	7,050,665
Viacom, Inc., Class B	178,557	6,267,351
Walt Disney Co.	730,897	76,174,085
Total Media		294,667,364

Metals & Mining | 0.3%
Arconic, Inc.	211,721	3,925,307
Freeport-McMoRan, Inc. (a)	628,531	8,290,324
Newmont Mining Corp.	268,012	9,131,169
Nucor Corp.	160,264	9,538,913
Total Metals & Mining		30,885,713

Multi-Utilities | 1.3%
Alliant Energy Corp.	109,774	4,159,337
Ameren Corp.	124,636	6,538,405
CenterPoint Energy, Inc.	207,966	5,124,282
CMS Energy Corp.	144,104	5,997,608
Consolidated Edison, Inc.	152,303	11,221,685
Dominion Resources, Inc.	311,293	23,841,931
DTE Energy Co.	90,597	8,924,710
NiSource, Inc.	155,575	3,444,431
PG&E Corp.	251,300	15,271,501

Multi-Utilities | 1.3% (Continued)	Shares	Value
Public Service Enterprise Group, Inc.	253,571	$11,126,696
SCANA Corp.	69,011	5,057,126
Sempra Energy	125,244	12,604,556
WEC Energy Group, Inc.	159,093	9,330,804
Total Multi-Utilities		122,643,072

Multiline Retail | 0.5%
Dollar General Corp.	125,163	9,270,823
Dollar Tree, Inc. (a)	118,837	9,171,840
Kohl’s Corp.	87,034	4,297,739
Macy’s, Inc.	148,952	5,333,971
Nordstrom, Inc.	56,112	2,689,448
Target Corp.	282,654	20,416,099
Total Multiline Retail		51,179,920

Oil, Gas & Consumable Fuels | 6.3%
Anadarko Petroleum Corp.	279,768	19,508,223
Apache Corp.	190,008	12,059,808
Cabot Oil & Gas Corp.	224,608	5,246,843
Chesapeake Energy Corp. (a)(c)	360,538	2,530,977
Chevron Corp.	941,179	110,776,768
Cimarex Energy Co.	48,702	6,618,602
Concho Resources, Inc. (a)(c)	73,386	9,730,983
ConocoPhillips	619,874	31,080,482
Devon Energy Corp.	263,195	12,020,116
EOG Resources, Inc.	287,759	29,092,435
EQT Corp.	83,415	5,455,341
Exxon Mobil Corp.	2,068,307	186,685,390
Hess Corp.	136,071	8,475,862
Kinder Morgan, Inc.	960,789	19,897,940
Marathon Oil Corp.	430,790	7,456,975
Marathon Petroleum Corp.	264,788	13,332,076
Murphy Oil Corp.	78,162	2,433,183
Newfield Exploration Co. (a)	95,901	3,883,990
Noble Energy, Inc.	217,450	8,276,147
Occidental Petroleum Corp.	381,881	27,201,384
ONEOK, Inc.	108,317	6,218,479
Phillips 66	221,451	19,135,581
Pioneer Natural Resources Co.	84,832	15,275,698
Range Resources Corp.	90,775	3,119,029
Southwestern Energy Co. (a)	238,278	2,578,168
Spectra Energy Corp.	349,671	14,367,981
Tesoro Corp.	57,648	5,041,318
Valero Energy Corp.	228,403	15,604,493
Williams Cos., Inc.	343,505	10,696,746
Total Oil, Gas & Consumable Fuels		613,801,018

Personal Products | 0.1%
Coty, Inc., Class A	228,226	4,178,818
Estee Lauder Cos., Inc., Class A	112,190	8,581,413
Total Personal Products		12,760,231

Pharmaceuticals | 5.0%
Allergan PLC (a)	187,621	39,402,286
Bristol-Myers Squibb Co.	834,803	48,785,887

The accompanying notes are an integral part of these financial statements.	Appendix	87

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |   December 31, 2016 (Continued)

Common Stocks | 98.3% of net assets (Continued)

Pharmaceuticals | 5.0% (Continued)	Shares	Value
Eli Lilly & Co.	485,047	$35,675,207
Endo International PLC (a)	95,736	1,576,772
Johnson & Johnson	1,356,654	156,300,107
Mallinckrodt PLC (a)	52,012	2,591,238
Merck & Co., Inc.	1,375,200	80,958,024
Mylan NV (a)	232,530	8,871,020
Perrigo Co. PLC	73,857	6,147,118
Pfizer, Inc.	3,027,659	98,338,364
Zoetis, Inc.	247,113	13,227,959
Total Pharmaceuticals		491,873,982

Professional Services | 0.3%
Dun & Bradstreet Corp.	17,532	2,126,982
Equifax, Inc.	60,890	7,199,025
Nielsen Holdings PLC	171,360	7,188,552
Robert Half International, Inc.	62,841	3,065,384
Verisk Analytics, Inc. (a)	75,880	6,159,179
Total Professional Services		25,739,122

Real Estate Investment Trusts (REITs) | 2.8%
American Tower Corp.	212,354	22,441,571
Apartment Investment & Management Co., Class A	75,625	3,437,156
AvalonBay Communities, Inc.	68,628	12,157,450
Boston Properties, Inc.	77,388	9,733,862
Crown Castle International Corp.	179,670	15,589,966
Digital Realty Trust, Inc. (c)	80,772	7,936,657
Equinix, Inc.	35,426	12,661,607
Equity Residential	183,227	11,792,490
Essex Property Trust, Inc.	33,329	7,748,992
Extra Space Storage, Inc.	60,740	4,691,557
Federal Realty Investment Trust	37,044	5,264,323
General Growth Properties, Inc. (c)	297,815	7,439,419
HCP, Inc. (c)	239,156	7,107,716
Host Hotels & Resorts, Inc.	358,526	6,754,630
Kimco Realty Corp. (c)	218,694	5,502,341
Macerich Co.	58,257	4,126,926
Mid-America Apartment Communities, Inc.	54,815	5,367,485
Prologis, Inc.	263,681	13,919,720
Public Storage	74,310	16,608,285
Realty Income Corp. (c)	131,781	7,574,772
Simon Property Group, Inc.	156,119	27,737,663
SL Green Realty Corp.	52,195	5,613,572
UDR, Inc.	128,956	4,704,315
Ventas, Inc.	176,100	11,009,772
Vornado Realty Trust	86,770	9,056,185
Welltower, Inc.	180,783	12,099,806
Weyerhaeuser Co.	375,732	11,305,776
Total Real Estate Investment Trusts (REITs)		269,384,014

Real Estate Management & Development | 0.1%
CBRE Group, Inc., Class A (a)	155,277	4,889,673
Total Real Estate Management & Development		4,889,673

Road & Rail | 0.9%	Shares	Value
CSX Corp.	470,481	$16,904,382
JB Hunt Transport Services, Inc.	42,440	4,119,651
Kansas City Southern	52,142	4,424,249
Norfolk Southern Corp.	147,455	15,935,462
Ryder System, Inc.	25,823	1,922,264
Union Pacific Corp.	412,010	42,717,197
Total Road & Rail		86,023,205

Semiconductors & Semiconductor Equipment | 3.3%
Analog Devices, Inc.	154,513	11,220,734
Applied Materials, Inc.	539,919	17,423,186
Broadcom Ltd.	198,108	35,019,551
First Solar, Inc. (a)(c)	37,428	1,201,065
Intel Corp.	2,366,056	85,816,851
KLA-Tencor Corp.	80,176	6,308,248
Lam Research Corp.	81,866	8,655,692
Linear Technology Corp.	121,943	7,603,146
Microchip Technology, Inc.	109,939	7,052,587
Micron Technology, Inc. (a)(c)	518,395	11,363,218
NVIDIA Corp.	269,061	28,719,571
Qorvo, Inc. (a)(c)	61,758	3,256,499
QUALCOMM, Inc.	737,238	48,067,918
Skyworks Solutions, Inc.	90,537	6,759,493
Texas Instruments, Inc.	497,937	36,334,463
Xilinx, Inc.	128,784	7,774,690
Total Semiconductors & Semiconductor Equipment		322,576,912

Software | 4.3%
Activision Blizzard, Inc.	343,408	12,400,463
Adobe Systems, Inc. (a)	248,418	25,574,633
Autodesk, Inc. (a)	99,445	7,359,924
CA, Inc.	151,725	4,820,303
Citrix Systems, Inc. (a)	79,496	7,099,788
Electronic Arts, Inc. (a)	151,076	11,898,746
Intuit, Inc.	122,240	14,009,926
Microsoft Corp.	3,881,239	241,180,192
Oracle Corp.	1,497,178	57,566,494
Red Hat, Inc. (a)	87,447	6,095,056
salesforce.com, Inc. (a)	319,668	21,884,471
Symantec Corp.	313,290	7,484,498
Total Software		417,374,494

Specialty Retail | 2.4%
Advance Auto Parts, Inc.	37,829	6,397,640
AutoNation, Inc. (a)	32,043	1,558,892
AutoZone, Inc. (a)	14,601	11,531,724
Bed Bath & Beyond, Inc.	74,541	3,029,346
Best Buy Co., Inc.	133,287	5,687,356
CarMax, Inc. (a)(c)	92,459	5,953,435
Foot Locker, Inc.	65,337	4,631,740
Gap, Inc.	105,828	2,374,780
Home Depot, Inc.	608,186	81,545,579
L Brands, Inc.	122,607	8,072,445
Lowe’s Cos., Inc.	435,464	30,970,200
O’Reilly Automotive, Inc. (a)(c)	47,319	13,174,083

88	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |   December 31, 2016 (Continued)

Common Stocks | 98.3% of net assets (Continued)

Specialty Retail | 2.4% (Continued)	Shares	Value
Ross Stores, Inc.	200,556	$13,156,474
Signet Jewelers Ltd.	36,503	3,440,773
Staples, Inc.	314,073	2,842,361
Tiffany & Co.	51,864	4,015,829
TJX Cos., Inc.	328,319	24,666,606
Tractor Supply Co.	64,544	4,893,081
Ulta Salon Cosmetics & Fragrance, Inc. (a)	29,822	7,602,821
Urban Outfitters, Inc. (a)	42,988	1,224,298
Total Specialty Retail		236,769,463

Technology Hardware, Storage & Peripherals | 3.7%
Apple, Inc.	2,663,681	308,507,533
Hewlett Packard Enterprise Co.	832,702	19,268,724
HP, Inc.	861,177	12,779,867
NetApp, Inc.	134,562	4,746,002
Seagate Technology PLC	144,191	5,503,771
Western Digital Corp.	143,836	9,773,656
Total Technology Hardware, Storage & Peripherals		360,579,553

Textiles, Apparel & Luxury Goods | 0.7%
Coach, Inc.	134,695	4,717,019
Hanesbrands, Inc.	182,429	3,934,993
Michael Kors Holdings Ltd. (a)(c)	81,611	3,507,641
NIKE, Inc., Class B	670,860	34,099,814
PVH Corp.	38,741	3,495,988
Ralph Lauren Corp.	27,223	2,458,781
Under Armour, Inc., Class A (a)(c)	88,554	2,572,494
Under Armour, Inc., Class C (a)	89,014	2,240,482
VF Corp.	170,257	9,083,211
Total Textiles, Apparel & Luxury Goods		66,110,423

Thrifts & Mortgage Finance | 0.0%
People’s United Financial, Inc.	150,154	2,906,981
Total Thrifts & Mortgage Finance		2,906,981

Tobacco | 1.6%	Shares	Value
Altria Group, Inc.	972,242	$65,743,004
Philip Morris International, Inc.	774,646	70,872,363
Reynolds American, Inc.	413,533	23,174,389
Total Tobacco		159,789,756

Trading Companies & Distributors | 0.2%
Fastenal Co.	147,701	6,938,993
United Rentals, Inc. (a)	41,492	4,380,725
W.W. Grainger, Inc.	26,843	6,234,287
Total Trading Companies & Distributors		17,554,005

Water Utilities | 0.1%
American Water Works Co., Inc.	91,279	6,604,948
Total Water Utilities		6,604,948
Total Long-Term Investments (Cost—$6,362,561,639)		9,622,612,344
Short-Term Securities | 5.6% of net assets
BlackRock Cash Funds:
Institutional, SL Agency Shares, 0.87% (b)(d)(e)	67,939,998	67,953,586
Treasury, 0.45% SL Agency Shares (b)(d)	485,190,196	485,190,196
Total Short-Term Securities (Cost $553,136,107)		553,143,782

Total Investments (Cost $6,915,697,746) | 103.9%		10,175,756,126

Liabilities in Excess of Other Assets | (3.9%)		(383,997,124)

Net Assets | 100.0%		$9,791,759,002

(a)	Non-income producing security.

(b)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Shares Purchased		Shares Sold	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain (Loss)
BlackRock, Inc.	48,211	13,830		(1,336)	60,705	$23,100,681	$506,541		$(19,246)
BlackRock Cash Funds: Institutional, SL Agency Shares	374,887,021	—		(306,947,023)[1]	67,939,998	67,953,586	1,382,685	[2]	589
BlackRock Cash Funds: Prime, SL Agency Shares[3]	26,986,879	—		(26,986,879)[1]	—	—	45,005	[2]	—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	485,190,196	[4]	—	485,190,196	485,190,196	422,544		23,087
PNC Financial Services Group, Inc.	193,874	52,666		(3,573)	242,967	28,417,420	449,676		(32,786)

Total						$604,661,883	$2,806,451		$(28,356)

The accompanying notes are an integral part of these financial statements.	Appendix	89

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |   December 31, 2016 (Continued)

[1]	Represents net shares sold.

[2]	Represents all or portion of securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and collateral investment expenses, and other payments to and from borrowers of securities.

[3]	No longer held by the Master Portfolio as of period end.

[4]	Represents net shares purchased.

(c)	Security, or a portion of security, is on loan.

(d)	Current yield as of period end.

(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End—Futures Contracts

Contracts Long	Issue	Expiration	Notional Value	Unrealized Depreciation
1,945	S&P 500 E-Mini Index	March 2017	$217,470,450	$(1,593,506)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Liabilities—Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	$1,593,506	—	—	—	$1,593,506

[1]	Includes cumulative depreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) From:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	—	—	$31,507,247	—	—	—	$31,507,247

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	—	—	$426,338	—	—	—	$426,338

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:

Average notional value of contracts—long							$289,535,633

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

90	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |   December 31, 2016 (Continued)

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$9,622,612,344	—	—	$9,622,612,344
Short-Term Securities:
Money Market Funds	553,143,782	—	—	553,143,782

Total	$10,175,756,126	—	—	$10,175,756,126

Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(1,593,506)	—	—	$(1,593,506)

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2016, there were no transfers between levels.

The accompanying notes are an integral part of these financial statements.	Appendix	91

Statement of Assets and Liabilities

S&P 500 Stock Master Portfolio  |  December 31, 2016

Assets
Investments at value—unaffiliated (including securities loaned of $66,167,161) (cost—$6,331,483,196)	$9,571,094,243
Investments at value—affiliated (cost—$584,214,550)	604,661,883
Cash	505,291
Cash pledged for futures contracts	20,081,800
Receivables:
Dividends—unaffiliated	11,734,283
Dividends—affiliated	108,136
Securities lending income—affiliated	38,380
Contributions from investors	31,933

Total Assets	10,208,255,949

Liabilities

Collateral on securities loaned at value	67,945,322
Payables:
Investments purchased	294,162,600
Withdrawals to investors	52,053,586
Variation margin on futures contracts	1,981,524
Investment advisory fees	277,345
Officer’s and Trustees’ fees	54,896
Professional fees	21,674

Total Liabilities	416,496,947

Net Assets	$9,791,759,002

Net Assets Consist of:

Investors’ capital	$6,533,294,128
Net unrealized appreciation (depreciation)	3,258,464,874

Net Assets	$9,791,759,002

92	Appendix	The accompanying notes are an integral part of these financial statements.

Statement of Operations

S&P 500 Stock Master Portfolio  |  Year Ended December 31, 2016

Investment Income
Dividends—unaffiliated	$174,201,452
Dividends—affiliated	2,324,945
Securities lending—affiliated—net	481,506
Foreign taxes withheld	(438,795)

Total Investment Income	176,569,108

Expenses

Investment advisory	3,288,651
Officer and Trustees	251,948
Professional	43,280
Miscellaneous	810

Total Expenses	3,584,689

Less fees waived by the Manager	(518,820)

Total Expenses After Fees Waived	3,065,869

Net Investment Income	173,503,239

Realized And Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments—unaffiliated	34,602,669
Investments—affiliated	(51,443)
Futures contracts	31,507,247
Capital gain distributions from investment companies—affiliated	23,087

Net Realized Gain	66,081,560

Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	730,380,432
Investments—affiliated	7,580,127
Futures contracts	426,338

Net Change In Unrealized Appreciation (Depreciation)	738,386,897

Net Realized And Unrealized Gain	804,468,457

Net Increase In Net Assets Resulting From Operations	$977,971,696

The accompanying notes are an integral part of these financial statements.	Appendix	93

Statements of Changes in Net Assets

S&P 500 Stock Master Portfolio

	Year Ended December 31,
	2016	2015
Increase (Decrease) In Net Assets

Operations

Net investment income	$173,503,239	$134,064,606
Net realized gain	66,081,560	110,235,734
Net change in unrealized appreciation (depreciation)	738,386,897	(168,377,143)

Net increase in net assets resulting from operations	977,971,696	75,923,197

Capital Transactions

Proceeds from contributions	4,303,951,279	3,573,168,628
Value of withdrawals	(2,700,021,283)	(2,187,812,801)

Net increase in net assets derived from capital transactions	1,603,929,996	1,385,355,827

Net Assets

Total increase in net assets	2,581,901,692	1,461,279,024
Beginning of year	7,209,857,310	5,748,578,286

End of year	$9,791,759,002	$7,209,857,310

94	Appendix	The accompanying notes are an integral part of these financial statements.

Financial Highlights

S&P 500 Stock Master Portfolio

	Year Ended December 31,
	2016	2015	2014	2013	2012

Total Return	11.92%	1.35%	13.63%	32.33%	15.98%
Ratio to Average Net Assets
Total expenses	0.04%	0.05%	0.05%	0.05%	0.06%
Total expenses after fees waived and/or paid indirectly	0.04%	0.04%	0.05%	0.05%	0.05%
Net investment income	2.11%	2.00%	1.98%	2.08%	2.22%

Supplemental Data
Net assets, end of year (000)	$9,791,759	$7,209,857	$5,748,578	$5,271,130	$1,717,932
Portfolio turnover rate	4%	2%	3%	2%	10%

The accompanying notes are an integral part of these financial statements.	Appendix	95

Notes to Financial Statements

S&P 500 Index Master Portfolio

1. Organization

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Recent Accounting Standard: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Master Portfolio’s presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Master Portfolio had an arrangement with its custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Master Portfolio no longer earns credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

96	Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio (Continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1—unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•	Level 2—other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the

Notes to Financial Statements	Appendix	97

Notes to Financial Statements  |  S&P 500 Index Master Portfolio (Continued)

securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$58,081	$(58,081)	—
BNP Paribas S.A.	14,178,991	(14,178,991)	—
Citigroup Global Markets, Inc.	5,757,204	(5,757,204)	—
Credit Suisse Securities (USA) LLC	7,773,742	(7,773,742)	—
Goldman Sachs & Co.	10,457,031	(10,457,031)	—
JP Morgan Securities LLC	14,045,411	(14,045,411)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	5,512,518	(5,512,518)	—
Scotia Capital Inc.	333,384	(333,384)	—
State Street Bank & Trust Co.	5,813,447	(5,813,447)	—
UBS Securities LLC	2,237,352	(2,237,352)	—

Total	$66,167,161	$(66,167,161)	—

[1]	Cash collateral with a value of $67,945,322 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: The Master Portfolio invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in the value of equity securities (equity risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either

98	Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio (Continued)

through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Investment Advisory and Administration

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.

MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administration service to the Master Portfolio, for so long as BAL is entitled to compensation for providing administration service to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Waivers

With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $223,592.

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of Master Portfolio’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice.

The fees and expenses of the MIP trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to these independent expenses through April 30, 2017. For the year ended December 31, 2016, the amount waived was $295,228.

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion

Notes to Financial Statements	Appendix	99

Notes to Financial Statements  |  S&P 500 Index Master Portfolio (Continued)

of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective March 9, 2015, the Master Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. For the period January 1, 2015 through March 8, 2015, BTC could lend securities with respect to the Master Portfolio only when the difference between the borrower rebate rate and the risk free rate exceeded a certain level, and the Master Portfolio retained 80% (85% commencing on the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in the calendar year 2014 exceeded a specified threshold and for the remainder of that calendar year) of securities lending income.

The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2016, the Master Portfolio paid BTC $185,979 in total for securities lending agent services and collateral investment fees.

Officers and Trustees

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

Other Transactions

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2016, the purchase and sale transactions and any in net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
$137,236,845	$32,401,956	$(11,815,017)

7. Purchases and Sales

For the year ended December 31, 2016, purchases and sales of investments, excluding short-term securities, were $2,443,151,828 and $281,881,787, respectively.

8. Income Tax Information

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$6,609,249,538
Gross unrealized appreciation	$3,727,444,490
Gross unrealized depreciation	$(160,937,902)
Net unrealized appreciation	$3,566,506,588

9. Bank Borrowings

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and

100	Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio (Continued)

interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Master Portfolio did not borrow under the credit agreement.

10. Principal Risks

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers of securities owned by the Master Portfolio. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Notes to Financial Statements	Appendix	101

Report of Independent Registered Public Accounting Firm

S&P 500 INDEX MASTER PORTFOLIO

To the Board of Trustees of Master Investment Portfolio and the Investors of S&P 500 Master Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio, at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian, brokers and the transfer agent of the investee funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 16, 2017

102	Appendix

Officers and Trustees1

S&P 500 Index Master Portfolio  |  Independent Trustees3

Name, Address[2] and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served[4]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson
1941	Chair of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 146 Portfolios	None
Susan J. Carter
1956	Trustee	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.	26 RICs consisting of 146 Portfolios	None
Collette Chilton
1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 146 Portfolios	None
Neil A. Cotty
1954	Trustee	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 146 Portfolios	None
Cynthia A. Montgomery
1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 146 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt
1947	Trustee	Since 2009	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (nonprofit) since 2015.	26 RICs consisting of 146 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Appendix	103

Officers and Trustees1

S&P 500 Index Master Portfolio  |  Interested Trustees5 (Continued)

Name, Address[2] and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served[4]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert C. Robb, Jr.
1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 146 Portfolios	None
Mark Stalnecker
1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 146 Portfolios	None
Kenneth L. Urish
1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 146 Portfolios	None
Claire A. Walton
1957	Trustee	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 146 Portfolios	None
Frederick W. Winter
1945	Trustee	Since 2009	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 146 Portfolios	None

104	Appendix

Officers and Trustees1

S&P 500 Index Master Portfolio  |  Interested Trustees5 (Continued)

Name, Address[2] and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served[4]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Barbara G. Novick
1960	Trustee	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 220 Portfolios	None
John M. Perlowski
1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Advisory Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 318 Portfolios	None

[1]	As of February 16, 2017.

[2]	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[3]	Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[4]	In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, certain Independent Trustees were elected to the Board. As a result, although the chart shows certain Independent Trustees as joining the Board in 2009, those Independent Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[5]	Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is a board member of the BlackRock Closed-End Complex.

Appendix	105

Officers and Trustees

S&P 500 Index Master Portfolio  |  Officers Who Are Not Trustees2 (Continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Thomas Callahan
1968	Vice President	Since 2016	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern
1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews
1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife
1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park
1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra
1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald
1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

[1]	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]	Officers of the Trust/MIP serve at the pleasure of the Board.

Effective December 31, 2016, David O. Beim and Dr. Matina S. Horner resigned as Trustees of the Trust/MIP.

106	Appendix

PRSRT STD

U.S. POSTAGE

PAID

LANCASTER, PA

PERMIT NO. 1793

homesteadfunds.com  |  800.258.3030  |  4301 Wilson Blvd.  |  Arlington, VA  |  22203

This report is authorized for distribution to shareholders and others who have received a copy of the prospectus.

Distributor: RE Investment Corporation.

homesteadfunds.com  |  800.258.3030  |  4301 Wilson Blvd.  |  Arlington, VA  |  22203

This report is authorized for distribution to shareholders and others who have received a copy of the prospectus.

Distributor: RE Investment Corporation.

Item 2. Code of Ethics.

Homestead Funds, Inc. has adopted a Senior Officer Code of Ethics, as defined in Item 2 of Form N-CSR, which applies to its principal executive officer, principal financial officer, principal accounting or controller, or persons performing similar functions. The Senior Officer Code of Ethics is available on Homestead Funds, Inc.’s website at www.homesteadfunds.com or without charge, upon request, by calling the Chief Compliance Officer at 1-800-258-3030. During the period covered by this report, no substantive amendments were approved or waivers were granted to the Senior Officer Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors of Homestead Funds, Inc. has determined that the Board’s Audit Committee does not have an “audit committee financial expert” as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of “audit committee financial expert,” the Board determined that none of the members of the Audit Committee met all five qualifications in the definition, although each of the members of the Audit Committee met some of the qualifications. The Board also determined that because of the collective general financial expertise of the Audit Committee members, as well as the types of funds in Homestead Funds, Inc. and the nature of the accounting and valuation issues they have presented, it did not appear that the Audit Committee as a whole lacked any necessary skill to fulfill the functions of an Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees[1]

Fiscal Year 2015	$232,500
Fiscal Year 2016	$216,700

(b)	Audit-Related Fees

Fiscal Year 2015	$0
Fiscal Year 2016	$0
(c)	Tax Fees

Fiscal Year 2015	$0
Fiscal Year 2016	$0
(d)	All Other Fees

Fiscal Year 2015	$0
Fiscal Year 2016	$0

[1]	These fees were for professional services rendered for the audits of the financial statements of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Equity Fund, and Growth Fund, including services that are normally provided in connection with the Funds’ statutory and regulatory filings. In addition, fees for examinations for compliance with the requirements of subsections (b) and (c) of Rule 17f-2 under the Investment Company Act of 1940 for International Equity Fund are included.

(e) (1)	The Registrant’s audit committee is directly responsible for approving the services to be provided by the principal accountant.

(2)	None of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The National Rural Electric Cooperative Association paid the Funds’ principal accountant $190,165 in 2016 for consulting services and $252,194 in 2015 for transaction audit services and consulting services. The National Rural Electric Cooperative Association is the parent company, hence a controlling entity of RE Advisers Corporation, the investment adviser that provided ongoing services to Homestead Funds for each of its last two fiscal years.

(h)	Homestead Funds’ Audit Committee considered the provision of non-audit services, which were not approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, that the principal accountant rendered to the National Rural Electric Cooperative Association, a controlling entity of RE Advisers Corporation, the investment adviser that provided ongoing services to Homestead Funds for each of its last two fiscal years. The Audit Committee determined that these services were compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The registrant’s principal executive officer and principal financial officer concluded that the registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control. There were no changes in registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not required with this filing.

(a)(2)	A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS, INC.

By:	/s/ Stephen J. Kaszynski
Stephen J. Kaszynski
President, Chief Executive Officer and Director

Date: March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen J. Kaszynski
Stephen J. Kaszynski
President, Chief Executive Officer and Director

Date March 10, 2017

By:	/s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer

Date: March 10, 2017